Document and Entity Information	12 Months Ended
	Dec. 31, 2010	Mar. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	Mechel OAO
Entity Central Index Key	0001302362
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		416,270,745

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 340,800	$ 414,696
Accounts receivable, net of allowance for doubtful accounts of $52,785 in 2010 and $66,764 in 2009	529,107	348,323
Due from related parties	682,342	105,076
Inventories	1,866,626	1,035,786
Deferred income taxes	34,480	21,812
Short-term investments in related parties	0	5,855
Prepayments and other current assets	737,651	551,735
Total current assets	4,191,006	2,483,283
Long-term investments in related parties	8,764	86,144
Other long-term investments	14,624	23,563
Property, plant and equipment, net	5,413,086	4,471,375
Mineral licenses, net	4,971,728	5,133,105
Other non-current assets	178,471	67,294
Deferred income taxes	9,564	24,173
Goodwill	988,785	894,374
Total assets	15,776,028	13,183,311
LIABILITIES AND EQUITY
Short-term borrowings and current portion of long-term debt	2,077,809	1,923,049
Accounts payable and accrued expenses:
Trade payable to vendors of goods and services	647,033	473,903
Advances received	243,069	156,126
Accrued expenses and other current liabilities	264,746	170,056
Taxes and social charges payable	244,782	169,695
Unrecognized income tax benefits	4,266	17,172
Due to related parties	96,694	13,500
Asset retirement obligation, current portion	7,004	5,772
Deferred income taxes	28,276	18,550
Pension obligations, current portion	34,596	31,717
Dividends payable	1,639	4,919
Finance lease liabilities, current portion	49,665	35,965
Total current liabilities	3,699,579	3,020,424
Long-term debt, net of current portion	5,240,620	4,074,458
Asset retirement obligations, net of current portion	49,216	53,923
Pension obligations, net of current portion	153,472	152,272
Deferred income taxes	1,516,422	1,453,480
Finance lease liabilities, net of current portion	130,367	58,694
Commitments and contingencies
Other long-term liabilities	35,341	39,371
EQUITY
Common shares (10 Russian rubles par value; 497,969,086 shares authorized, 416,270,745 shares issued and outstanding as of December 31, 2010 and 2009)	133,507	133,507
Preferred shares (10 Russian rubles par value; 138,756,915 shares authorized, 83,254,149 shares issued and outstanding as of December 31, 2010 and 2009)	25,314	25,314
Additional paid-in capital	862,126	874,327
Accumulated other comprehensive loss	(200,983)	(172,400)
Retained earnings	3,822,861	3,188,973
Equity attributable to shareholders of Mechel OAO	4,642,825	4,049,721
Non-controlling interests	308,186	280,968
Total equity	4,951,011	4,330,689
Total liabilities and equity	$ 15,776,028	$ 13,183,311

Consolidated Balance Sheets (Parenthetical) In Thousands, except Share data	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 RUB	Dec. 31, 2009 USD ( $)	Dec. 31, 2009 RUB
ASSETS
Allowance for doubtful accounts	$ 52,785		$ 66,764
EQUITY
Common shares, par value		10		10
Common shares, shares authorized	497,969,086	497,969,086	497,969,086	497,969,086
Common shares, shares issued	416,270,745	416,270,745	416,270,745	416,270,745
Common shares, shares outstanding	416,270,745	416,270,745	416,270,745	416,270,745
Preferred shares, par value		10		10
Preferred shares, shares authorized	138,756,915	138,756,915	138,756,915	138,756,915
Preferred shares, shares issued	83,254,149	83,254,149	83,254,149	83,254,149
Preferred shares, shares outstanding	83,254,149	83,254,149	83,254,149	83,254,149

Consolidated Statements of Income and Comprehensive Income (Loss) (USD $) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Income and Comprehensive Income (Loss) [Abstract]
Revenue, net (including related party amounts of $686,172, $107,104 and $68,328 during 2010, 2009 and 2008, respectively)	$ 9,746,036	$ 5,754,146	$ 9,950,705
Cost of goods sold (including related party amounts of $1,225,802, $123,443 and $12,213 during 2010, 2009 and 2008, respectively)	(6,149,310)	(3,960,693)	(5,260,108)
Gross profit	3,596,726	1,793,453	4,690,597
Selling, distribution and operating expenses:
Selling and distribution expenses	(1,435,283)	(1,062,810)	(1,348,989)
Taxes other than income tax	(110,759)	(105,203)	(116,590)
Accretion expense	(6,545)	(7,398)	(6,078)
Loss on write-off of property, plant and equipment	(10,776)	(20,940)	(4,323)
Recovery of allowance (allowance) for doubtful accounts	11,933	38,019	(103,632)
General, administrative and other operating expenses	(513,089)	(389,477)	(554,716)
Total selling, distribution and operating expenses	(2,064,519)	(1,547,809)	(2,134,328)
Operating income	1,532,207	245,644	2,556,269
Other income and (expense):
Income from equity investments	1,184	1,200	717
Interest income	17,167	21,445	11,614
Interest expense	(558,397)	(498,986)	(324,083)
Foreign exchange loss	(14,544)	(174,336)	(877,428)
Other (expenses) income, net	(8,987)	500,257	(18,821)
Total other income and (expense), net	(563,577)	(150,420)	(1,208,001)
Income from continuing operations, before income tax	968,630	95,224	1,348,268
Income tax expense	(276,656)	(18,893)	(118,887)
Net income	691,974	76,331	1,229,381
Less: Net income attributable to non-controlling interests	(34,761)	(2,590)	(88,837)
Net income attributable to shareholders of Mechel OAO	657,213	73,741	1,140,544
Less: Dividends on preferred shares	(8,780)	(134,498)
Net income (loss) attributable to common shareholders of Mechel OAO	648,433	(60,757)	1,140,544
Net income	691,974	76,331	1,229,381
Currency translation adjustment	(26,218)	(325,353)	(289,633)
Change in pension benefit obligation	(9,466)	(10,155)	87,659
Adjustment of available-for-sale securities	4,838	(5,178)	(6,571)
Comprehensive income (loss)	661,128	(264,355)	1,020,836
Comprehensive (income) loss attributable to non-controlling interests	(32,498)	6,759	(26,822)
Comprehensive income (loss) attributable to shareholders of Mechel OAO	$ 628,630	$ (257,596)	$ 994,014
Basic and diluted earnings (loss) per share:
Earnings (loss) per share from continuing operations	$ 1.56	$ (0.15)	$ 2.74
Net income (loss) per share	$ 1.56	$ (0.15)	$ 2.74
Weighted average number of shares outstanding	416,270,745	416,270,745	416,270,745

Consolidated Statements of Income and Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Income and Comprehensive Income (Loss) [Abstract]
Related party amount, revenue	$ 686,172	$ 107,104	$ 68,328
Related party amount, cost of goods sold	$ 1,225,802	$ 123,443	$ 12,213

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities
Net income attributable to shareholders of Mechel OAO	$ 657,213	$ 73,741	$ 1,140,544
Net income attributable to non-controlling interests	34,761	2,590	88,837
Net income	691,974	76,331	1,229,381
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	329,959	321,117	360,587
Depletion and amortization	144,621	85,558	102,710
Foreign exchange loss	14,544	174,336	877,428
Deferred income taxes	75,395	(31,665)	(403,816)
(Recovery of allowance) allowance for doubtful accounts	(10,567)	(38,019)	103,632
Change in inventory reserves	(20,225)	(186,263)	278,176
Accretion expense	6,545	7,398	6,078
Loss on write-off of property, plant and equipment	10,776	20,940	4,323
Change in undistributed earnings of equity investments	(1,184)	(1,200)	(717)
Non-cash interest on long-term tax and pension liabilities	14,409	15,954	18,426
Loss on sale of property, plant and equipment	1,016	2,789	15,641
Loss (gain) on sale of investments	2,589	(155)	(4,568)
Gain on discharged asset retirement obligations	(10,967)	(9,595)
Gain on accounts payable with expired legal term	(5,523)	(2,571)	(2,370)
Gain on forgiveness of fines and penalties		(1,241)
Amortization of loan origination fee	41,970	42,561	28,102
Loss (gain) resulting from remeasurement of contingent obligation	1,630	(494,238)
Pension benefit plan curtailment gain	(13,910)	(37,717)	(23,421)
Gain from bargain purchase	(7,515)
Remeasurement of equity interest	2,044
Pension service cost, amortization of prior service cost and actuarial (gain) loss, other expenses	6,946	7,032	9,745
Net change before changes in working capital	1,274,527	(48,648)	2,599,337
Changes in working capital items, net of effects from acquisition of new subsidiaries:
Accounts receivable	(148,199)	97,272	(140,545)
Inventories	(761,717)	481,307	(658,930)
Trade payable to vendors of goods and services	43,869	(100,069)	594,639
Advances received	86,047	30,516	(6,230)
Accrued taxes and other liabilities	142,757	38,450	(8,353)
Settlements with related parties	(506,676)	(77,380)	(9,308)
Deferred revenue and cost of inventory in transit, net	437	10,548	(16,591)
Other current assets	(260,529)	131,273	(79,196)
Advanced payments to non-state pension funds	(4,922)	7,545	4,254
Unrecognized income tax benefits	(12,965)	(9,145)	(49,136)
Net cash (used in) provided by operating activities	(147,371)	561,669	2,229,941
Cash Flows from Investing Activities
Acquisition of Oriel, less cash acquired			(1,439,600)
Acquisition of Ductil Steel S.A., less cash acquired			(197,621)
Acquisition of HBL, less cash acquired		(8,387)	(14,593)
Advances paid for the BCG Companies			(438,623)
Acquisition of the BCG Companies, less cash acquired		4,908
Acquisition of TPP Rousse, less cash acquired	(70,197)
Acquisition of SC Donau Commodities SRL, less cash acquired	(11,040)
Acquisition of Ramateks, less cash acquired	(2,640)
Acquisition of other subsidiaries, less cash acquired	(5,621)	(8,022)
Investments in asset trust management		(45,592)
Proceeds from asset trust management	7,126	38,720
Proceeds from disposal of investments in affiliates	2,834	2,343
Proceeds from disposal of securities	9,346	6,913	7,457
Short-term loans issued and other investments	(275,811)	(137,276)
Proceeds from short-term loans issued	207,132	46,803	930
Proceeds from disposals of property, plant and equipment	9,768	2,403	3,644
Purchases of mineral licenses		(2,299)	(4,344)
Purchases of property, plant and equipment	(990,100)	(610,445)	(1,166,987)
Net cash used in investing activities	(1,119,203)	(709,931)	(3,249,737)
Cash Flows from Financing Activities
Proceeds from short-term borrowings	4,529,461	1,412,000	5,593,547
Repayment of short-term borrowings	(5,682,814)	(3,704,128)	(3,856,110)
Dividends paid	(23,325)	(208,066)	(467,916)
Proceeds from long-term debt	3,651,911	3,022,998	99,377
Repayment of long-term debt	(1,191,909)	(99,225)	(21,388)
Acquisition of non-controlling interest in subsidiaries	(17,481)	(14,631)	(51,346)
Repayment of obligations under finance lease	(55,718)	(33,514)	(48,541)
Net cash provided by financing activities	1,210,125	375,434	1,247,623
Effect of exchange rate changes on cash and cash equivalents	(17,447)	(67,315)	(209,767)
Net (decrease) increase in cash and cash equivalents	(73,896)	159,857	18,060
Cash and cash equivalents at beginning of period	414,696	254,839	236,779
Cash and cash equivalents at end of period	340,800	414,696	254,839
Supplementary Cash Flow Information
Interest paid, net of amount capitalized	(565,235)	(383,385)	(266,010)
Income taxes (paid) received, net	(209,991)	27,233	(750,863)
Non-cash Activities
Acquisition of equipment under finance lease	141,541	19,741	10,637
Issuance of preferred shares for the acquisition of the BCG Companies		496,159
Contingent consideration recognized upon the acquisition of the BCG Companies		$ 514,607

Consolidated Statement of Changes in Equity (USD $) In Thousands, except Share data	Common Shares	Preferred Shares	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income	Retained Earnings	Equity Attributable to Share-holders of Mechel OAO	Non-Controlling interests	Total
Balance at Dec. 31, 2007	$ 133,507	$ 0	$ 415,070	$ 305,467	$ 2,650,889	$ 3,504,933	$ 300,523	$ 3,805,456
Balance, shares at Dec. 31, 2007	416,270,745	0
Net income					1,140,544	1,140,544	88,837	1,229,381
Dividends					(468,135)	(468,135)		(468,135)
Cumulative translation adjustment				(227,618)		(227,618)	(62,015)	(289,633)
Adjustment of available-for-sale securities				(6,571)		(6,571)		(6,571)
Change in pension benefit obligation				87,659		87,659		87,659
Acquisitions of non-controlling interests							(36,496)	(36,496)
Balance at Dec. 31, 2008	133,507	0	415,070	158,937	3,323,298	4,030,812	290,849	4,321,661
Balance, shares at Dec. 31, 2008	416,270,745	0
Net income					73,741	73,741	2,590	76,331
Dividends					(208,066)	(208,066)		(208,066)
Cumulative translation adjustment				(316,004)		(316,004)	(9,349)	(325,353)
Adjustment of available-for-sale securities				(5,178)		(5,178)		(5,178)
Change in pension benefit obligation				(10,155)		(10,155)		(10,155)
Acquisitions of non-controlling interests			(11,588)			(11,588)	(3,122)	(14,710)
Issuance of preferred shares		25,314	470,845			496,159		496,159
Issuance of preferred shares, shares		83,254,149
Balance at Dec. 31, 2009	133,507	25,314	874,327	(172,400)	3,188,973	4,049,721	280,968	4,330,689
Balance, shares at Dec. 31, 2009	416,270,745	83,254,149
Net income					657,213	657,213	34,761	691,974
Dividends					(23,325)	(23,325)		(23,325)
Cumulative translation adjustment				(23,955)		(23,955)	(2,263)	(26,218)
Adjustment of available-for-sale securities				4,838		4,838		4,838
Change in pension benefit obligation				(9,466)		(9,466)		(9,466)
Acquisitions of non-controlling interests			(12,201)			(12,201)	(5,280)	(17,481)
Balance at Dec. 31, 2010	$ 133,507	$ 25,314	$ 862,126	$ (200,983)	$ 3,822,861	$ 4,642,825	$ 308,186	$ 4,951,011
Balance, shares at Dec. 31, 2010	416,270,745	83,254,149

General	12 Months Ended
Dec. 31, 2010
General [Abstract]
GENERAL

1.	GENERAL

(a)	Formation

Mechel OAO (“Mechel”, formerly — Mechel Steel Group OAO) was incorporated on March 19, 2003, under the laws of the Russian Federation in connection with a reorganization to serve as a holding company for various steel and mining companies owned by two individual shareholders (the “Controlling Shareholders”). The Controlling Shareholders, directly or through their affiliates, either acquired existing companies or established new companies, at varying dates from 1995 through March 19, 2003, which were contributed to Mechel after its formation. Mechel and its subsidiaries are collectively referred to herein as the “Group”. Set forth below is a summary of the Group’s primary subsidiaries:

				Interest in Voting
			Date Control	Stock Held by
		Core	Acquired/ Date of	the Group at December 31,
Name of Subsidiary	Registered in	Business	Incorporation (*)	2010	2009	2008

Mechel International Holdings GmBH (MIH)	Switzerland	Holding and trading	July 1, 1995	100.0%	100.0%	100.0%
Mechel Metal Supply AG (MMS)	Liechtenstein	Trading	Oct 30, 2000	100.0%	100.0%	100.0%
Mechel Trading House (MTH)	Russia	Trading	June 23, 1997	100.0%	100.0%	100.0%
Southern Kuzbass Coal Company (SKCC)	Russia	Coal mining	Jan 21, 1999	96.6%	95.9%	95.4%
Tomusinsk Open Pit Mine (TOPM)	Russia	Coal mining	Jan 21, 1999	74.5%	74.5%	74.5%
Chelyabinsk Metallurgical Plant (CMP)	Russia	Steel products	Dec 27, 2001	94.2%	94.2%	94.2%
Southern Urals Nickel Plant (SUNP)	Russia	Nickel	Dec 27, 2001	84.1%	84.1%	84.1%
Vyartsilya Metal Products Plant (VMPP)	Russia	Steel products	May 24, 2002	93.3%	93.3%	93.3%
Beloretsk Metallurgical Plant (BMP)	Russia	Steel products	June 14, 2002	91.4%	91.4%	91.4%
Mechel Targoviste S.A.	Romania	Steel products	Aug 28, 2002	86.6%	86.6%	86.6%
Ural Stampings Plant (USP)	Russia	Steel products	April 24, 2003	93.8%	93.8%	93.8%
Korshunov Mining Plant (KMP)	Russia	Iron ore mining	Oct 16, 2003	85.6%	85.6%	85.6%
Mechel Campia Turzii S.A.	Romania	Steel products	June 20, 2003	86.6%	86.6%	86.6%
Mechel Nemunas (MN)	Lithuania	Steel products	Oct 15, 2003	100.0%	100.0%	100.0%
Mechel Energo	Russia	Power trading	Feb 3, 2004	100.0%	100.0%	100.0%
Port Posiet	Russia	Transportation	Feb 11, 2004	97.1%	97.1%	97.1%
Kaslinsky Architectural Art Casting Plant	Russia	Steel products	April 14, 2004	100.0%	100.0%	100.0%
Izhstal	Russia	Steel products	May 14, 2004	88.4%	88.4%	88.4%
Port Kambarka	Russia	Transportation	April 27, 2005	90.4%	90.4%	90.4%
Mechel Service**	Russia	Trading	May 5, 2005	100.0%	100.0%	100.0%
Mechel Trading Ltd.	Switzerland	Trading	Dec 20, 2005	100.0%	100.0%	100.0%
Metals Recycling	Russia	Scrap collecting	March 14, 2006	100.0%	100.0%	100.0%
Moscow Coke and Gas Plant (Moskoks)	Russia	Coke production	Oct 4, 2006	99.5%	99.5%	99.5%
Southern Kuzbass Power Plant (SKPP)	Russia	Power generation	April 19, 2007	98.3%	98.3%	98.3%
Mechel Finance	Russia	Corporate finance	June 6, 2007	100.0%	100.0%	100.0%
Kuzbass Power Sales Company (KPSC)	Russia	Power sales	June 30, 2007	72.1%	72.1%	72.1%
Bratsk Ferroalloy Plant (BFP)	Russia	Ferroalloy production	Aug 6, 2007	100.0%	100.0%	100.0%
Yakutugol	Russia	Coal mining	Oct 19, 2007	100.0%	100.0%	100.0%
Mechel-Carbon	Switzerland	Trading	April 2, 2008	100.0%	99.2%	90.0%
Ductil Steel S.A. (Ductil Steel)	Romania	Steel products	April 8, 2008	100.0%	100.0%	100.0%
Oriel Resources Plc. (Oriel)	Great Britain	Chrome and nickel	Apr 17, 2008	100.0%	100.0%	100.0%
Mechel-Mining OAO	Russia	Holding	April 18, 2008	98.69%	98.44%	—
HBL Holding GmbH (HBL)	Germany	Trading	Sept 26, 2008	100.0%	100.0%	100.0%
The BCG Companies	USA	Coal mining	May 7, 2009	100.0%	100.0%	—
Laminorul S.A.	Romania	Steel products	Feb 25, 2010	90.9%	—	—
Ramateks	Turkey	Trading	June 18, 2010	100.0%	—	—
Toplofikatsia Rousse (TPP Rousse)	Bulgaria	Power generation	Dec 9, 2010	100.0%	49.0%	49.0%

*	Date, when a control interest was acquired or a new company established by either the Group or Controlling Shareholders.

**	On March 10, 2009, a new subsidiary of Mechel OAO, Mechel Service Global B.V., was incorporated.

(b)	Controlling Shareholders and reorganization

From 1995 until December 2006, the Controlling Shareholders acted in concert pursuant to a written Ownership, Control and Voting Agreement, which requires them to vote all shares of Mechel’s subsidiaries owned by them in the same manner. The establishment of the Group in March 2003 involved the contribution of certain of the above subsidiaries, acquired before March 19, 2003, by the Controlling Shareholders to Mechel in exchange for all the outstanding capital stock of Mechel, forming a new holding company via an exchange of shares.

As a result of this restructuring, the Controlling Shareholders maintained their original equal ownership in the subsidiaries through Mechel and Mechel became a direct holder of the stock of the subsidiaries.

Shareholders in each of Mechel’s subsidiaries before the restructuring who were not Controlling Shareholders did not contribute any shares in these subsidiaries to Mechel in exchange for its shares and were considered as outside the control group, and these shareholders retained a non-controlling interest in the subsidiaries. Thus, to the extent non-controlling interests existed in the entities under common control prior to March 19, 2003, such non-controlling interests did not change as a result of the formation of Mechel and the reorganization of the Group.

During 2006, one of the Controlling Shareholders sold all his Mechel’s stock to the other Controlling Shareholder, and the Ownership, Control and Voting Agreement was terminated on December 21, 2006.

(c)	Basis of presentation

The formation of Mechel and contribution of the subsidiaries’ shares into Mechel’s capital represents a reorganization of entities under common control, and accordingly, has been accounted for in a manner akin to a pooling for the periods presented.

(d)	Business

The Group operates in four business segments: steel (comprising steel and steel products), mining (comprising coal, iron ore and coke), ferroalloy (comprising nickel, chrome and ferrosilicon) and power (comprising electricity and heat power), and conducts operations in Russia, Turkey, Kazakhstan, the USA and Europe. The Group sells its products within Russia and foreign markets. Through acquisitions, the Group has added various businesses to explore new opportunities and build an integrated steel, mining, ferroalloy and power group. The Group operates in a highly competitive and cyclical industry; any local or global downturn in the industries may have an adverse effect on the Group’s results of operations and financial condition. The Group will require a significant amount of cash to fund capital improvement programs and business acquisitions. While the Group will utilize funds from operations, it expects to continue to rely on capital markets and other financing sources for its capital needs.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of accounting

Russian affiliates and subsidiaries of the Group maintain their books and records in Russian rubles and prepare accounting reports in accordance with the accounting principles and practices mandated by Russian Accounting Regulations (“RAR”). Foreign subsidiaries and affiliates maintain their books and records in different foreign functional currencies and prepare accounting reports in accordance with generally accepted accounting principles (“GAAP”) in various jurisdictions. The financial statements and accounting reports for the Group and its subsidiaries and affiliates for the purposes of preparation of these consolidated financial statements in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) have been translated and adjusted on the basis of the respective standalone Russian statutory or other GAAP financial statements.

The accompanying consolidated financial statements differ from the financial statements issued for Russian statutory and other GAAP purposes in that they reflect certain adjustments, not recorded in the statutory books, which are appropriate to present the financial position, results of operations and cash flows in accordance with U.S. GAAP. The principal adjustments relate to: (1) purchase accounting; (2) recognition of interest expense and certain operating expenses; (3) valuation and depreciation of property, plant and equipment and mineral licenses; (4) pension benefit obligations; (5) foreign currency translation; (6) deferred income taxes; (7) accounting for tax penalties; (8) revenue recognition; (9) valuation allowances for unrecoverable assets, and (10) recording investments at fair value.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued the Accounting Standards Update (“ASU”) 2009-01 (“ASU 2009-01”). ASU 2009-01, also issued as FASB statement of Financial Accounting Standards (“SFAS”) 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”, is effective for financial statements issued after September 15, 2009. ASU 2009-01 requires that the FASB’s Accounting Standards Codification (“ASC”) become the single source of authoritative U.S. GAAP principles recognized by the FASB. The Group adopted ASU 2009-01 and changed references to U.S. GAAP in its consolidated financial statements issued for the year ended December 31, 2009. The adoption of ASU 2009-01 did not have an impact on the Group’s consolidated financial position or results of operations.

(b)	Basis of consolidation

The consolidated financial statements of the Group include the accounts of all majority owned subsidiaries where no non-controlling interests or group of non-controlling interests exercises substantive participating rights. Investments in companies that the Group does not control, but has the ability to exercise significant influence over their operating and financial policies, are accounted for under the equity method. Accordingly, the Group’s share of net earnings and losses from these companies is included in the consolidated income statements as income from equity investments. All other investments in equity securities are recorded at cost and adjusted for impairment, if any. Intercompany profits, transactions and balances have been eliminated in consolidation.

Effective January 1, 2010, the Group adopted required changes to consolidation guidance for variable interest entities that require an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a variable interest entity. These changes to the consolidation guidance defined the primary beneficiary of a variable interest entity as the enterprise that has (1) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity, or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. In addition, the required changes provide guidance on shared power and joint venture relationships, remove the scope exemption for qualified special purpose entities, revise the definition of a variable interest entity, and require additional disclosures.

The adoption of the above mentioned changes to consolidation guidance did not have impact on the consolidated financial statements of the Group. The Group does not have significant consolidated variable interest entities.

(c)	Business combinations

From January 1, 2009, the Group accounts for its business acquisitions according to FASB ASC 805, “Business Combinations” (“ASC 805”), and FASB ASC 810, “Consolidation” (“ASC 810”). The Group applies the acquisition method of accounting and recognizes the assets acquired, liabilities assumed and any non-controlling interest in the acquiree at the acquisition date, based on their respective estimated fair values measured as of that date. Determining the fair value of assets acquired and liabilities assumed requires management’s judgment and often involves the use of significant estimates and assumptions, including assumptions with respect to future cash inflows and outflows, discount rates, license and other asset lives and market multiples, among other items.

(d)	Goodwill

Goodwill represents the excess of the consideration transferred plus the fair value of any non-controlling interests in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. For the acquisitions with the effective date before January 1, 2009, the excess of the fair value of net assets acquired over cost, known as negative goodwill, was allocated to the acquired non-current assets, except for the deferred taxes, if any, until they were reduced to zero. Since January 1, 2009, the excess of the fair value of net assets acquired over the fair value of the consideration transferred plus the fair value of any non-controlling interests is recognized as a gain in the consolidated statements of income and comprehensive (loss) income on the acquisition date.

For investees accounted for under the equity method, the excess of cost to acquire a share in those companies over the Group’s share of fair value of their net assets as of the acquisition date is treated as goodwill embedded in the investment account. Goodwill arising from equity method investments is not amortized, but tested for impairment on annual basis.

(e)	Non-controlling interest

Non-controlling interests in the net assets and net results of consolidated subsidiaries are shown under the “Non-controlling interests” and “Net income attributable to non-controlling interests” lines in the accompanying consolidated balance sheets and statements of income and comprehensive income (loss), respectively. Losses attributable to the Group and the non-controlling interests in a subsidiary may exceed their interests in the subsidiary’s equity. The excess, and any further losses attributable the Group and the non-controlling interests, are to be attributed to those interests. That is, the non-controlling interests continue to be attributed to its share of losses even if that attribution results in a deficit non-controlling interest balance.

Prior to the Group’ s adoption of ASC 810 on January 1, 2009, the Group recognized 100% of losses for majority-owned subsidiaries that incur losses, after first reducing the related non-controlling interests’ balances to zero, unless minority shareholders were committed to fund the losses. Further, when a majority-owned subsidiary becomes profitable, the Group recognizes 100% of profits until such time as the excess losses previously recorded have been recovered. Thereafter, the Group recognizes profits in accordance with the underlying ownership percentage.

(f)	Reporting and functional currencies

The Group has determined its reporting currency to be the U.S. dollar. The functional currencies for Russian, Romanian, Kazakh, German, Bulgarian and Turkish subsidiaries of the Group are the Russian ruble, the Romanian lei, the Kazakh tenge, euro, the Bulgarian lev and the Turkish lira, respectively. The U.S. dollar is the functional currency of the other international operations of the Group.

The translation adjustments resulting from the process of translating financial statements from the functional currency into the reporting currency are included in determining other comprehensive income. Mechel’s Russian, Romanian, Kazakh, German, Bulgarian and Turkish subsidiaries translate local currencies into U.S. dollars using the current rate method as prescribed by FASB ASC 830, “Foreign Currency Matters” (“ASC 830”), for all periods presented.

(g)	Management estimates

The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported carrying amounts of assets and liabilities, and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amounts of revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(h)	Property, plant and equipment

Property, plant and equipment is recorded at cost less accumulated depletion and depreciation. Property, plant and equipment acquired in business combinations are initially recorded at their respective fair values as determined by independent appraisers in accordance with the requirements of ASC 805. In the reporting periods ending before January 1, 2009, for the purpose of determining the carrying amounts of the property, plant and equipment pertaining to interests of non-controlling shareholders in business combinations when less than a 100% interest is acquired, the Group used appraised fair values as of the acquisition dates in the absence of reliable and accurate historical cost bases for property, plant and equipment, which represented a departure from the U.S. GAAP effective before January 1, 2009. The portion of non-controlling interest not related to property, plant and equipment was determined based on the historical cost of those assets and liabilities.

(i)	Mining assets and processing plant and equipment

Mineral exploration costs incurred prior to establishing proven and probable reserves for a given property are expensed as incurred. Proven and probable reserves are established based on independent feasibility studies and appraisals performed by mining engineers. No exploration costs were capitalized prior to the point when proven and probable reserves are established. Reserves are defined as that part of a mineral deposit, which could be economically and legally extracted or produced at the time of the reserve determination. Proven reserves are defined as reserves, for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes; grade and/or quality are computed from the results of detailed sampling and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that size, shape, depth and mineral content of reserves are well-established. Probable reserves are defined as reserves, for which quantity and grade and/or quality are computed from information similar to that used for proven reserves, but the sites for inspection, sampling, and measurement are farther apart or are otherwise less adequately spaced. Accordingly, the degree of assurance, although lower than that for proven reserves, is high enough to assume continuity between points of observation.

Development costs are capitalized beginning after proven and probable reserves are established. Costs of developing new underground mines are capitalized. Underground development costs, which are costs incurred to make the mineral physically accessible, include costs to prepare property for shafts, driving main entries for ventilation, haulage, personnel, construction of airshafts, roof protection and other facilities. At the Group’s surface mines, these costs include costs to further delineate the mineral deposits and initially expose the mineral deposits and construction costs for entry roads, and drilling. Additionally, interest expense allocable to the cost of developing mining properties and to constructing new facilities is capitalized until assets are ready for their intended use.

Expenditures for improvements are capitalized, while costs related to maintenance (turnarounds) are expensed as incurred. In addition, cost incurred to maintain current production capacity at a mine and exploration expenditures are charged to expenses as incurred. Stripping costs incurred during the production phase of a mine are expensed as incurred.

Mining assets and processing plant and equipment are those assets, including construction in progress, which are intended to be used only for the needs of a certain mine or field, and upon full extraction after exhausting of the reserves of such mine or the field, these assets cannot be further used for any other purpose without a capital reconstruction. When mining assets and processing plant and equipment are placed in production, the applicable capitalized costs, including mine development costs, are depleted using the unit-of-production method at the ratio of tonnes of mineral mined or processed to the estimated proven and probable mineral reserves that are expected to be mined during the license term for mining assets related to the mineral licenses acquired prior to August 22, 2004 (refer to Note 2(k)), or the estimated lives of the mines for mining assets related to the mineral licenses acquired after that date.

A decision to abandon, reduce or expand activity on a specific mine is based upon many factors, including general and specific assessments of mineral reserves, anticipated future mineral prices, anticipated costs of developing and operating a producing mine, the expiration date of mineral licenses, and the likelihood that the Group will continue exploration on the mine. Based on the results at the conclusion of each phase of an exploration program, properties that are not economically feasible for production are re-evaluated to determine if future exploration is warranted and that carrying values are appropriate. The ultimate recovery of these costs depends on the discovery and development of economic ore reserves or the sale of the companies owning such mineral rights.

(j)	Other property, plant and equipment

Capitalized production costs for internally developed assets include material, direct labor costs, and allocable material and manufacturing overhead costs. When construction activities are performed over an extended period, interest costs incurred during construction are capitalized. Construction-in-progress and equipment held for installation are not depreciated until the constructed or installed asset is substantially ready for its intended use.

The costs of planned major maintenance activities are recorded as the costs are actually incurred and are not accrued in advance of the planned maintenance. Costs for activities that lead to the prolongation of useful life or to expanded future use capabilities of an asset are capitalized. Maintenance and repair costs are expensed as incurred.

Property, plant and equipment are depreciated using the straight-line method. Upon sale or retirement, the acquisition or production cost and related accumulated depreciation are removed from the balance sheet and any gain or loss is included in the consolidated statements of income and comprehensive income (loss).

The following useful lives are used as a basis for calculating depreciation:

Useful Economic
Lives Estimates,
Category of Asset	Years

Buildings	20-45
Land improvements	20-50
Operating machinery and equipment, including transfer devices	7-30
Transportation equipment and vehicles	4-15
Tools, furniture, fixtures and other	4-8

(k)	Mineral licenses

The mineral licenses are recorded at their fair values at the date of acquisition, based on the appraised fair value. Fair value of the mineral licenses acquired prior to August 22, 2004 (the date of change in the Russian Subsoil Law that makes license extensions through the end of the estimated proven and probable reserve period reasonably assured), is based on independent mining engineer appraisals for proven and probable reserves during the license term. Such mineral licenses are amortized using the units-of-production method over the shorter of the license term or the estimated proven and probable reserve depletion period.

Fair value of the mineral licenses acquired after August 22, 2004 is based on independent mining engineer appraisals of the estimated proven and probable reserve through the estimated end of the depletion period. Such mineral licenses are amortized using the units-of-production method through the end of the estimated proven and probable reserve depletion period.

In order to calculate proven and probable reserves, estimates and assumptions are used about a range of geological, technical and economic factors, including but not limited to quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates. There are numerous uncertainties inherent in estimating proven and probable reserves, and assumptions that are valid at the time of estimation may change significantly when new information becomes available. Changes in the forecast prices of commodities, exchange rates, production costs or recovery rates may change the economic status of reserves and may, ultimately, result in the reserves being restated.

In 2008, the Group established a policy, according to which the Group would engage independent mining engineers to review its proven and probable reserves at least every three years unless circumstances or additional factors warrant an additional analysis. This policy does not change the Group’s approach to the measurement of proven and probable reserves as of their acquisition dates as part of business combinations that continue to involve independent mining engineers. The Group engaged independent mining engineers to estimate the Group’s proven and probable reserves as of December 31, 2010, but not as of December 31, 2009, except for those related to newly acquired subsidiaries. The Group’s proven and probable reserve estimates as of that date were made by internal mining engineers and the majority of the assumptions underlying these estimates had been previously reviewed and verified by independent mining engineers.

(l)	Intangible assets

Intangible assets with determinable useful lives are amortized using the straight-line method over their estimated period of benefit, ranging from two to sixteen years. Indefinite-lived intangibles are evaluated annually for impairment or when indicators exist indicating such assets may be impaired, such evaluation assumes determination of fair value of intangible assets based on a valuation model that incorporates expected future cash flows and profitability projections.

(m)	Asset retirement obligations

The Group has numerous asset retirement obligations associated with its core business activities. The Group is required to perform these obligations under law or contract once an asset is permanently taken out of service. Most of these obligations are not expected to be paid until many years into the future and will be funded from general resources at the time of removal. The Group’s asset retirement obligations primarily relate to mining and steel production facilities with related landfills, dump areas and mines. The Group’s estimates of these obligations are based on current regulatory or license requirements, as well as forecasted dismantling and other related costs. Asset retirement obligations are calculated in accordance with the provisions of FASB ASC 410, “Asset Retirement and Environmental Obligations” (“ASC 410”).

In order to calculate the amount of asset retirement obligations, the expected cash flows are discounted using the estimate of credit-adjusted risk-free rate as required by ASC 410. The credit-adjusted risk-free rate is calculated as a weighted average of risk-free interest rates for Russian Federation bonds or the U.S. treasury bonds depending on the location of the assets with maturity dates that are similar with the expected timing of when the asset retirement activities will be performed, adjusted for the effect of the Group’s credit standing.

(n)	Long-lived assets impairment, including definite-lived intangibles and goodwill

The Group follows the requirements of FASB ASC 360, “Property, Plant and Equipment” (“ASC 360”), which addresses financial accounting and reporting for the impairment and disposal of long-lived assets, and FASB ASC 350, “Intangibles — Goodwill and Other” (“ASC 350”), with respect to impairment of goodwill and intangibles. The Group reviews the carrying value of its long-lived assets, including property, plant and equipment, investments, goodwill, licenses to use mineral reserves (inclusive of capitalized costs related to asset retirement obligations), and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be fully recoverable as prescribed by ASC 350 and ASC 360. Recoverability of long-lived assets, excluding goodwill, is assessed by a comparison of the carrying amount of the asset (or the group of assets, including the asset in question, that represents the lowest level of separately-identifiable cash flows) to the total estimated undiscounted cash flows expected to be generated by the asset or group of assets. If the estimated future net undiscounted cash flows are less than the carrying amount of the asset or group of assets, the asset or group of assets is considered impaired and impairment charge is recognized equal to the amount required to reduce the carrying amount of the asset or group of assets to their fair value.

Fair value is determined by discounting the cash flows expected to be generated by the asset, when the quoted market prices are not available for the long-lived assets. For assets and groups of assets relating to and including the licenses to use mineral reserves, future cash flows include estimates of recoverable minerals, mineral prices (considering current and historical prices, price trends and other related factors), production levels, capital and reclamation costs, all based on the life of mine models prepared by the Group’s engineers. Recoverable minerals refer to the estimated amount that will be obtained from proven and probable reserves. Estimated future cash flows are based on the Group’s assumptions and are subject to risk and uncertainty that are considered in the discount rate applied in the impairment testing.

ASC 350 prohibits the amortization of goodwill. Instead, goodwill is tested for impairment at least annually and on an interim basis when an event occurs that could potentially lead to the impairment, i.e. significant decline in selling prices, production volumes or operating margins. Under ASC 350, goodwill is assessed for impairment by using the fair value based method. The Group determines fair value by utilizing discounted cash flows. The impairment test required by ASC 350 for goodwill includes a two-step approach. Under the first step, companies must compare the fair value of a “reporting unit” to its carrying value. A reporting unit is the level, at which goodwill impairment is measured and it is defined as an operating segment or one level below it if certain conditions are met. If the fair value of the reporting unit is less than its carrying value, goodwill is impaired.

Under step two, the amount of goodwill impairment is measured by the amount that the reporting unit’s goodwill carrying value exceeds the “implied” fair value of goodwill. The implied fair value of goodwill can only be determined by deducting the fair value of all tangible and intangible net assets (including unrecognized intangible assets) of the reporting unit from the fair value of the reporting unit (as determined in the first step). In this step, the fair value of the reporting unit is allocated to all of the reporting unit’s assets and liabilities (a hypothetical purchase price allocation).

If goodwill and another asset (or asset group) of a reporting unit are tested for impairment at the same time, the other asset (or asset group) shall be tested for impairment before goodwill. If the asset group was impaired, the impairment loss would be recognized prior to goodwill being tested for impairment.

When performing impairment tests, the Group uses assumptions that include estimates regarding the discount rates, growth rates and expected changes in selling prices, sales volumes and operating costs as well as capital expenditures and working capital requirements during the forecasted period. The Group estimates discount rates using after-tax rates that reflect current market rates for investments of similar risk. The growth rates are based on the Group’s growth forecasts, which are largely in line with industry trends. Changes in selling prices and direct costs are based on historical experience and expectations of future changes in the market. While impairment of long-lived assets does not affect reported cash flows, it does result in a non-cash charge in the consolidated statements of income and comprehensive income (loss), which could have a material adverse effect on the Group’s results of operations or financial position.

The Group performed an impairment analysis of long-lived assets, including definite-lived intangibles and goodwill at all major Group’s subsidiaries as of December 31, 2010. Cash flow forecasts used in the test were based on the assumptions as of December 31, 2010. The forecasted period for non-mining subsidiaries of the Group was assumed to be seven years to reach stabilized cash flows, and the value beyond the forecasted period was based on the terminal growth rate of 2.5%. For mining subsidiaries of the Group the forecasted period was based on the remaining life of the mines. Cash flows projections were prepared using assumptions that comparable market participants would use.

Forecasted inflation rates for the period 2011-2017 that were used in cash flow projections were as follows:

Region	2011	2012	2013	2014	2015	2016	2017

Russia	9%	8%	7%	6%	6%	6%	6%
USA	3%	3%	3%	2%	2%	2%	2%
Bulgaria	4%	4%	4%	4%	4%	4%	4%
Romania	4%	4%	4%	4%	4%	4%	4%
Other European countries	2%	2%	2%	2%	2%	2%	2%
Kazakhstan	9%	8%	7%	6%	6%	6%	6%

Discount rates were estimated in nominal terms on the weighted average cost of capital basis. To discount cash flows projections, the Group used similar discount rates for Russia, Eastern Europe, Kazakhstan, and the USA, assuming that this approach reflected market rates for investments of a similar risk as of December 31, 2010 in these regions. These rates, estimated for each year for the forecasted period, are as follows:

	2011	2012	2013	2014	2015	2016	2017

Discount rate	12.68%	12.27%	11.79%	11.38%	10.97%	10.55%	10.14%

Based on the results of the impairment analysis of long-lived assets, including definite-lived intangibles and goodwill performed by the Group for all major subsidiaries as of December 31, 2010, no impairment loss was recognized.

Based on the sensitivity analysis carried out as of December 31, 2010, the following minimum changes in key assumptions used in the goodwill impairment test would trigger the impairment of goodwill at some reporting units (the actual impairment loss that the Group would need to recognize under these hypotheses would depend on the appraisal of the fair values of the reporting unit’s assets, which has not been conducted):

•	1.6% decrease in future planned revenues;

•	0.6% point increase in discount rates for each year within the forecasted period;

•	1.0% point decrease in cash flows growth rate after the forecasted period.

The Group believes that the values assigned to key assumptions and estimates represent the most realistic assessment of future trends.

(o)	Finance lease

The cost of equipment acquired under the capital (finance) lease contracts is measured at the lower of its fair value or the present value of the minimum lease payments, and reflected in the balance sheet at the measured amount less accumulated depreciation. The cost of the equipment is subject to an annual impairment review as described in 2(n). Capital lease liabilities are divided into long-term and current portions based on the agreed payment schedule and discounted using the lessor’s implicit interest rate. Depreciation of assets acquired under the capital (finance) lease is included into depreciation charge for the period.

(p)	Inventories

Inventories are stated at the lower of acquisition/manufacturing cost or market value. Cost is determined on a weighted average basis and includes all costs in bringing the inventory to its present location and condition. The elements of costs include direct material, labor and allocable material and manufacturing overhead.

Costs of production in process and finished goods include the purchase costs of raw materials and conversion costs such as direct labor and allocation of fixed and variable production overheads. Raw materials are valued at a purchase cost inclusive of freight and other shipping costs.

Coal, nickel and iron ore inventory costs include direct labor, supplies, depreciation of equipment, depletion of mining assets and amortization of licenses to use mineral reserves, mine operating overheads and other related costs. Operating overheads are charged to expenses in the periods when the production is temporarily paused or abnormally low.

Market value is the estimated price, at which inventories can be sold in the normal course of business after allowing for the cost of completion and sale. The Group determines market value of inventories for a group of items of inventories with similar characteristics. The term “market” means current replacement cost not to exceed net realizable value (selling price less reasonable estimable costs of completion and disposal) or be less than net realizable value adjusted for a normal profit margin. Market value for each group is compared with an acquisition/manufacturing cost, and the lower of these values is used to determining the amount of the write-down of inventories, which is recorded within the cost of sales in the consolidated statements of income and comprehensive income (loss). When inventories are written down below cost at the close of a fiscal year, such reduced amount is considered the cost basis for subsequent accounting purposes.

(q)	Accounts receivable

Accounts receivable are stated at net realizable value. If receivables are deemed doubtful, bad debt expense and a corresponding allowance for doubtful accounts is recorded. If receivables are deemed uncollectible, the related receivable balance is charged off. Recoveries of receivables previously charged off are recorded when cash received. Receivables that do not bear interest or bear below market interest rates and have an expected term of more than one year are discounted with the discount subsequently amortized to interest income over the term of the receivable. The Group reviews the valuation of accounts receivable on a regular basis. The amount of allowance for doubtful accounts is calculated based on the ageing of balances in accordance with contract terms. In addition to the allowance for specific doubtful accounts, the Group applies specific rates to overdue balances of its subsidiaries depending on the history of cash collections and future expectations of conditions that might impact the collectibility of accounts of each individual subsidiary. Accounts receivable, which are considered non-recoverable (those aged over three years or due from bankrupt entities), are written-off against allowance or charged off to operating expenses (if no allowance was created in previous periods). The Group’s standard credit terms vary from 30 to 60 days. The Group also extends the credit terms to its related party customers from 30 up to 180 days. The Group monitors collectibility of accounts receivable, including those from its related parties, on an ongoing basis primarily through review of the accounts receivable aging to determine whether accounts receivable are a concern.

(r)	Cash and cash equivalents

Cash and cash equivalents comprise cash on hand and in transit, checks and deposits with banks, as well as other bank deposits with an original maturity of three months or less.

(s)	Retirement benefit obligations

The Group’s Russian subsidiaries are legally obligated to make defined contributions to the Russian pension fund, managed by the Russian Federation Social Security (a defined contribution plan financed on a pay-as-you-go basis). The Group’s contributions to the Russian pension fund relating to defined contribution plans are charged to income in the year, to which they relate.

In 2009, contribution to the Russian pension fund together with other social contributions were included within a unified social tax (“UST”), which was calculated by the application of a regressive rate from 26% (applied to the part of the annual gross salary below 280 thousand Russian rubles (or approximately  $9) to 104.8 thousand Russian rubles plus 2% (applied to the part of the annual gross salary above 600 thousand Russian rubles) to the annual gross remuneration of each employee. UST is allocated to three social funds (including the Russian pension fund), where the rate of contributions to the Russian pension fund varies from 14% (applied to the part of the annual gross salary below 280 thousand Russian rubles) to 56.8 thousand Russian rubles (applied to the part of the annual gross salary exceeding 600 thousand Russian rubles). Contributions to the Russian pension fund for the years ended December 31, 2010, 2009 and 2008 were  $134,579,  $75,164 and  $102,827, respectively.

In 2010, some changes were introduced to the Russian tax legislation. The UST was replaced by the direct insurance contributions to the national extra-budgetary funds. In 2010, the total rate of social contributions was 26%: contributions to the Russian pension fund in the amount of 20% of the annual gross salary of each employee, contributions to the fund of obligatory medical insurance in the amount of 3.1%, and contributions to the social insurance fund in the amount of 2.9%. These rates are applied to part of the annual gross salary below 415 thousand Russian rubles (approximately  $13.6) for each employee and 0% thereafter.

In 2011, the contributions to the Russian pension fund and the fund of obligatory medical insurance will be further increased to 26% and 5.1%, respectively. These rates will be applied to part of annual gross salary below 463 thousand Russian rubles (approximately  $15.2). Annual gross salaries exceeding that amounts will be non-taxable.

The BCG Companies contribute to multiemployer defined benefit pension plans sponsored by the United Mine Workers of America (“UMWA”) labor union. The amount of contributions to the UMWA based on the number of employees, a specified rate and the total number of employee hours worked for the year ended December 31, 2010 was  $4,238, and for the period from the acquisition date through December 31, 2009 was approximately  $2,000.

In addition, the Group has a number of defined benefit pension plans that cover the majority of production employees. Benefits under these plans are primarily based upon years of service and average earnings. The Group accounts for the cost of defined benefit plans using the projected unit credit method. Under this method, the cost of providing pensions is charged to the income statement, so as to attribute the total pension cost over the service lives of employees in accordance with the benefit formula of the plan. The Group’s obligation in respect of defined retirement benefit plans is calculated separately for each defined benefit plan by discounting the amounts of future benefits that employees have already earned through their service in the current and prior periods. The discount rate applied represents the yield at the year end on highly rated long-term bonds.

The Group’s U.S. subsidiaries adopted the FASB ASC 715, “Compensation — Retirement Benefits” (“ASC 715”), and use the Projected Unit Credit method of accounting for post-retirement health care benefits, which is intended to match revenues with expenses and attributes an equal amount of an employee’s projected benefit to each year from date of plan entry to the date that the employee is first eligible to retire with full benefits. The actuarially estimated accumulated postretirement benefit obligation (“APBO”) was recognized at the acquisition of the U.S. subsidiaries on May 7, 2009 (refer to Note 3(e)). The APBO represents the present value of the estimated future benefits payable to current retirees and a pro rata portion of estimated benefits payable to active employees upon retirement (refer to Note 16).

(t)	Revenue recognition

Revenue is recognized on an accrual basis when earned and realizable, which generally occurs when products are delivered to customers. In some instances, while title of ownership has been transferred, the revenue recognition criteria are not met as the selling price is subject to adjustment based upon the market prices. Accordingly, in those instances, revenue and the related cost of goods sold are recorded as deferred revenues and deferred cost of inventory in transit in the consolidated balance sheets and are not recognized in the consolidated income statement until the price becomes fixed and determinable, which typically occurs when the price is settled with the end-customer. In certain foreign jurisdictions (e.g. Switzerland), the Group generally retains title to goods sold to end-customers solely to ensure the collectibility of its accounts receivable. In such instances, all other sales recognition criteria are met, which allows the Group to recognize sales revenue in conformity with underlying sales contracts.

Revenue is recognized net of applicable provisions for discounts and allowances and associated sales taxes (VAT) and export duties.

Revenues are inflows from sales of goods that constitute ongoing major operations of the Group and are reported as such in the consolidated statement of income and comprehensive income (loss). Inflows from incidental and peripheral operations are considered gains and are included, net of related costs, in other income in the consolidated statement of income and comprehensive income (loss).

The Group is involved in re-selling goods and services produced or rendered by other entities. Revenues are reported based on the gross amount billed to the customer when the Group has earned revenue as a principal from the sale of goods or services, or the net amount retained (that is, the amount billed to the customer reduced by the amount billed by the supplier) when the Group has earned a commission or fee as an agent. The Group evaluates the relevant facts and circumstances and takes into consideration the following factors in determining whether to recognizes revenue on a gross basis: (1) the Group is the primary obligor in the arrangement; (2) the Group has general inventory risk including customer returns; (3) the Group has latitude in establishing price; (4) the Group changes the product or performs part of the service; (5) the Group has discretion in supplier selection; (6) the Group is involved in the determination of product or service specifications; (7) the Group has physical loss inventory risk; (8) the Group has credit risk. Otherwise, revenues are reported net when the Group performs as an agent or a broker without assuming the risks and rewards of ownership of goods. The evaluations of these factors, which at times can be contradictory, are subject to significant judgment and subjectivity. This accounting policy of reporting revenue gross as a principal versus net as an agent has no effect on gross profit, income from continuing operations before taxes, or net income.

In the situation when the Group act as a supplier and as a buyer with the same counterparty, the Group analyzes the respective purchase and sales agreements to identify whether these transactions were concluded in contemplation with each other and, therefore, should be combined for accounting purposes deferring the revenue recognition to the point when the earnings process has culminated.

In the Power segment (refer to Note 23), revenue is recognized based on unit of power measure (kilowatts) delivered to customers, since at that point revenue recognition criteria are met. The billings are usually done on a monthly basis, several days after each month end.

(u)	Advertising costs

Advertising costs are expensed as incurred. During the years ended December 31, 2010, 2009 and 2008, the amounts of advertising costs were insignificant.

(v)	Shipping and handling costs

The Group classifies all amounts billed to customers in a sale transaction and related to shipping and handling as part of sales revenue and all related shipping and handling costs as selling and distribution expenses. These costs totaled  $918,231,  $689,777 and  $842,475 for the years ended December 31, 2010, 2009 and 2008, respectively.

(w)	Income taxes

Provision is made in the financial statements for taxation of profits in accordance with applicable legislation currently in force in individual jurisdictions. The Group accounts for income taxes under the liability method in accordance with FASB ASC 740, “Income Taxes” (“ASC 740”). Under the liability method, deferred income taxes reflect the future tax consequences of temporary differences between the tax and financial statement bases of assets and liabilities and are measured using enacted tax rates to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided when it is more likely than not that some or all of the deferred tax assets will not be realized in the future. These evaluations are based on the expectations of future taxable income and reversals of the various taxable temporary differences.

ASC 740 prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements and provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. As of December 31, 2010 and 2009, the Group included accruals for unrecognized income tax benefits totaling  $4,266 and  $17,172, including interest and penalties of  $717 and  $7,928, as a component of accrued liabilities, respectively. Interest and penalties recognized in accordance with ASC 740 are classified in the financial statements as income taxes.

(x)	Comprehensive income

FASB ASC 220, “Comprehensive Income” (“ASC 220”), requires the reporting of comprehensive income in addition to net income. Accumulated other comprehensive income includes foreign currency translation adjustments, unrealized holding gains and losses on available-for-sale securities and on derivative financial instruments, as well as pension liabilities not recognized as net periodic pension cost. For the years ended December 31, 2010, 2009 and 2008, in addition to net income, total comprehensive income included the effect of translation of the financial statements denominated in currencies other than the reporting currency (in accordance with ASC 830), changes in the carrying values of available-for-sale securities, and change in pension benefit obligation subsequent to the adoption of the ASC 715. In accordance with ASC 715, the Group recognizes actuarial gains and losses, prior service costs and credits and transition assets or obligations (the full surplus or deficit in their plans) in the balance sheet. As of December 31, 2010 and 2009, the amount of comprehensive income included the effect of curtailment and actuarial gains and losses.

Accumulated other comprehensive loss is comprised of the following components:

	December 31, 2010	December 31, 2009

Cumulative currency translation adjustment	(239,769)	(215,814)
Unrealized losses on available-for-sale securities	(936)	(5,774)
Pension adjustments, net of related income taxes of $6,792 in 2010	39,722	49,188

Total accumulated other comprehensive loss	(200,983)	(172,400)

(y)	Stock-based compensation

The Group applies the fair-value method of accounting for employee stock-compensation costs as outlined in FASB ASC 718, “Compensation — Stock Compensation” (“ASC 718”). During the years ended December 31, 2010, 2009 and 2008, the Group did not enter in any employee stock-compensation arrangements.

(z)	Segment reporting

According to FASB ASC 280, “Segment Reporting” (“ASC 280”), segment reporting follows the internal organizational and reporting structure of the Group. The Group’s operations are presented in four business segments as follows:

•	Steel segment, comprising production and sales of semi-finished steel products, carbon and specialty long products, carbon and stainless flat products, value-added downstream metal products, including forgings, stampings, and hardware;

•	Mining segment, comprising production and sales of coal (coking and steam), coke products and iron ore, which supplies raw materials to the Steel, Ferroalloy and Power segments and also sells substantial amounts of raw materials to third parties;

•	Power segment, comprising generation and sales of electricity and heat power, which supplies electricity, gas and heat power to the Steel, Ferroalloy and Mining segments;

•	Ferroalloy segment, comprising production and sales of nickel, chrome and ferrosilicon, which supplies raw materials to the Steel segment and also sells substantial amounts of raw materials to third parties.

(aa)	Financial instruments

The carrying amount of the Group’s financial instruments, which include cash equivalents, marketable securities, non-marketable debt securities, cost method investments, accounts receivable and accounts payable, and short-term borrowings approximates their fair value as of December 31, 2010 and 2009. For long-term borrowings, the difference between fair value and carrying value is shown in Note 14. The Group, using available market information and appropriate valuation methodologies, such as discounted cash flows, has determined the estimated fair values of financial instruments. Since different entities are located and operate in different regions of Russia and elsewhere with different business and financial market characteristics, there are generally very limited or no comparable market values available to assess the fair value of the Group’s debt and other financial instruments. The cost method investments are shares of Russian companies that are not publicly traded and their market value is not available. It is not practicable for the Group to estimate the fair value of these investments, for which a quoted market price is not available because it has not yet obtained or developed the valuation model necessary to make the estimate, and the cost of obtaining an independent valuation would be excessive considering the materiality of the instruments to the Group. Therefore, such investments are recorded at cost (refer to Note 8).

(bb)	Guarantees

In accordance with FASB ASC 460, “Guarantees” (“ASC 460”), the fair value of a guarantee is determined and recorded as a liability at the time when the guarantee is issued. The initial guarantee amount is subsequently remeasured to reflect the changes in the underlying liability. The expense or re-measurement adjustments are is included in the related line items of the consolidated statements of income and comprehensive (loss) income, based on the nature of the guarantee. When the likelihood of performing on a guarantee becomes probable, a liability is accrued, provided it is reasonably determinable on the basis of the facts and circumstances at that time.

(cc)	Accounting for contingencies

Certain conditions may exist as of the date of these consolidated financial statements, which may further result in a loss to the Group, but which will only be resolved when one or more future events occur or fail to occur. The Group’s management makes an assessment of such contingent liabilities, which is based on assumptions and is a matter of opinion. In assessing loss contingencies relating to legal or tax proceedings that involve the Group or unasserted claims that may result in such proceedings, the Group, after consultation with legal or tax advisors, evaluates the perceived merits of any legal or tax proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a loss will be incurred and the amount of the liability can be estimated, then the estimated liability is accrued in the Group’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable, but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the nature of the guarantee would be disclosed. However, in some instances in which disclosure is not otherwise required, the Group may disclose contingent liabilities or other uncertainties of an unusual nature which, in the judgment of management after consultation with its legal or tax counsel, may be of interest to shareholders or others.

(dd)	Derivative instruments and hedging activities

The Group recognizes its derivative instruments as either assets or liabilities at fair value in accordance with FASB ASC 815, “Derivatives and Hedging” (“ASC 815”). The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as an accounting hedge and further, on the type of hedging relationship. For the years ended December 31, 2010, 2009 and 2008, the Group did not have any derivatives designated as hedging instruments. Therefore, any gain or loss on a derivative instrument held by the Group is recognized currently in income. There were no significant gains or losses related to the change in the fair value of derivative instruments included in the net foreign exchange gain (loss) in the accompanying consolidated statements of income and comprehensive income (loss) for each of the three years in the period ended December 31, 2010. There were no foreign currency forward and options contracts outstanding as of December 31, 2010 and 2009.

(ee)	Investments

The Group recognizes all its debt and equity investments in accordance with FASB ASC 320, “Investments — Debt and Equity Securities” (“ASC 320”). At acquisition, the Group classifies debt and equity securities into one of three categories: held-to-maturity, available-for-sale or trading. At each reporting date the Group reassesses appropriateness of the classification.

Held-to-maturity securities

Investments in debt securities that the Group has both the ability and the intent to hold to maturity are classified as held-to-maturity and measured at amortized cost in the consolidated financial statements.

Trading securities

Investments (debt or equity), which the Group intends to sell in the near term, and which are usually acquired as part of the Group’s established strategy to buy and sell, generating profits based on short-term price movements, are classified by the Group as trading securities. Changes in fair value of trading securities are recognized in earnings.

Available-for-sale securities

Investments (debt or equity), which are not classified as held-to-maturity or trading are classified as available-for-sale. Change in their fair value is reflected in other comprehensive income (loss).

Recoverability of equity method and other investments

Management periodically assesses the recoverability of the Group’s equity method and other investments. For investments in publicly traded entities, readily available quoted market prices are an indication of the fair value of the investments. For investments in non-publicly traded entities, if an identified event or change in circumstances requires an evaluation, management assesses their fair value based on valuation techniques including discounted cash flow estimates or sales proceeds, external appraisals and market prices of similar investments as appropriate.

Management considers the assumptions that a hypothetical market place participant would use in his analysis of discounted cash flows models and estimates of sales proceeds. If an investment is considered to be impaired and the decline in value is other than temporary, the Group records an impairment loss.

(ff)	Concentration of credit and other risks

Financial instruments, which potentially expose the Group to concentrations of credit risk, consist primarily of cash and cash equivalents, short-term and long-term investments, trade accounts receivable and other receivables. Generally, the Group does not require any collateral to be pledged in connection with its investments in the above financial instruments.

The following table presents the exchange rates for the functional and operating currencies at various subsidiaries, other than the reporting currency:

		Year End Rates*			Average Exchange Rates* for the
	At April 12,	at December 31,			Years Ended December 31,
Currency	2011	2010	2009	2008	2010	2009	2008

Russian ruble	27.98	30.48	30.24	29.38	30.37	31.72	24.86
Euro	0.69	0.76	0.70	0.71	0.75	0.72	0.68
Romanian lei	2.84	3.20	2.94	2.83	3.18	3.04	2.52
Kazakh tenge	145.40	147.40	148.36	120.77	147.34	147.51	120.33
Bulgarian lev	1.36	1.46	1.36	1.40	1.48	1.41	1.33
Turkish lira	1.51	1.54	1.49	1.53	1.51	1.56	1.55

(*)	Exchange rates shown in local currency units for one U.S. dollar

The majority of the balances and operations not already denominated in the reporting currency were denominated in the Russian ruble, euro, Romanian lei, Kazakh tenge, Bulgarian lev and Turkish lira.

The Russian ruble is not a convertible currency outside the territory of Russia. Official exchange rates are determined daily by the Central Bank of Russia (“CBR”) and are generally considered to be a reasonable approximation of market rates.

(gg)	Recently issued accounting pronouncements

Following the Codification, FASB no longer issues new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it issues Accounting Standards Updates, or ASUs, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

Improving Disclosures about Fair Value Measurements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued the Accounting Standards Update (“ASU”) 2010-06 (“ASU 2010-06”), “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”) that amends the FASB’s Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures” (“ASC 820”). ASU 2010-06 requires separate disclosure of significant transfers between Level 1 and Level 2 fair value measurement inputs and a description of the reasons for the transfers. Additionally, the entity is required to present separately information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation for fair value measurements using Level 3 inputs. ASU 2010-06 also clarifies that the fair value measurement disclosures should be presented for each class of assets and liabilities. A class is typically a subset of a line item in the statement of financial position. The entity also is required to provide information about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring instruments classified as either Level 2 or Level 3. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about activity in Level 3 fair value measurements that are effective for interim and annual periods beginning after December 15, 2010. The Group adopted ASU 2010-06 starting from January 1, 2010, except for the disclosures about activity in Level 3 fair value measurements that will be adopted starting from January 1, 2011. The adoption of ASU 2010-06 did not have a material effect on the Group’s financial position, results of operations or cash flows.

Subsequent Events

In February 2010, the FASB issued ASU 2010-09, “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements” (“ASU 2010-09”). ASU 2010-09 amends ASC 855, “Subsequent Events” (“ASC 855”), removing the requirement for an SEC filer to disclose the date through which subsequent events have been evaluated both in issued and revised financial statements. ASU 2010-09 is effective upon issuance. The adoption of ASU 2010-09 did not have a material impact on the Group’s financial position, results of operations or cash flows.

Credit Quality of Financing Receivables and the Allowance for Credit Losses

In July 2010, FASB issued ASU 2010-20, “Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses” (“ASU 2010-20”). The disclosures will provide financial statement users with additional information about the nature of credit risks inherent in entities’ financing receivables, how credit risk is analyzed and assessed when determining the allowance for credit losses and the reasons for the change in the allowance for credit losses. ASU 2010-20 also introduces a new terminology, in particular, the term financial receivables. In January, 2011, FASB issued ASU 2011-01, “Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20”, where the effective date of the amendments related to the disclosures as of the end of a reporting period about troubled debt restructurings for public entities, issued in ASU 2010-20, was deferred and anticipates to be effective for interim and annual periods ending after June 15, 2011. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010.

The amendments in ASU 2010-20 encourage, but do not require, comparative disclosures for earlier reporting periods that ended before initial adoption. However, an entity should provide comparative disclosures for those reporting periods ending after initial adoption. The Group will adopt ASU 2010-20 in 2011 and does not expect that it will have a material impact on the Group’s financial position and results of operations.

Intangibles — Goodwill and Other

In December 2010, the FASB issued ASU 2010-28, “When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts”. The amendments in this ASU modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The Group will initially adopt ASU 2010-28 in 2011 and does not expect that it will have a material impact on the Group’s financial position and results of operations.

Pro Forma Information for Business Combinations

In December 2010, the FASB issued ASU 2010-29, “Disclosure of Supplementary Pro Forma Information for Business Combinations”. ASU 2010-29 specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combining business as though the business combination(s) that occurred during the current year had occurred as of the beginning of the prior annual reporting period only. The amendments in ASU 2010-29 also expand the supplemental pro forma disclosures under Topic 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The Group will initially adopt ASU 2010-29 for the 2011 annual reporting and does not expect that it will have a material impact on the Group’s financial position and results of operations.

There were various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the financial position, results of operations or cash flows of the Group.

Reclassifications

Certain reclassifications have been made to the prior periods’ consolidated financial statements to conform to the current year presentation. Such reclassifications affect the presentation of certain items in the consolidated balance sheet and the consolidated statement of income and comprehensive income (loss) under transactions with related parties and have no impact on net income or equity.

As described above, the Group prospectively adopted authoritative guidance related to non-controlling interest included in ASC 810 with the exception of the presentation and disclosure requirements, which were adopted retrospectively. ASC 810 requires the non-controlling interests to be classified as a separate component of equity, net income and cash flows.

Acquisitions, Investments and Disposals	12 Months Ended
Dec. 31, 2010
Acquisitions, Investments and Disposals [Abstract]
ACQUISITIONS, INVESTMENTS AND DISPOSALS

3.	ACQUISITIONS, INVESTMENTS AND DISPOSALS

As disclosed in the preceding note, the Group experienced significant growth through acquisitions. The following describes business combinations between January 1, 2008 and December 31, 2010.

(a)	Toplofikatsia Rousse

On December 17, 2007, the Group acquired a 49% interest in Toplofikatsia Rousse (“TPP Rousse”), a power plant located in Rousse, Republic of Bulgaria, for  $73,539 paid in cash. The purchase of 49% shares was accounted for using the equity method of accounting and was included within long-term investments in related parties until December 9, 2010 (refer to Note 9 (e)).

On December 9, 2010, the Group acquired remaining 51% of the common shares of TPP Rousse for  $71,932 paid in cash. As a result the Group increased its share in the share capital of TPP Rousse up to 100% from the previously owned 49%.

The acquisition of the remaining stake in TPP Rousse is in line with the Group’s strategy to further develop its power segment. It provides new opportunities for distribution and sale of electric power in European market and will strengthen Group’s position in power industry.

The acquisition of 51% was accounted for using the purchase method of accounting. The results of operations of TPP Rousse are included in the consolidated financial statements from the date of acquisition of control, December 9, 2010. The purchase price allocation is preliminary, pending the receipt of the final property, plant and equipment and other identifiable assets appraisal. The following table summarizes the historical values of assets and liabilities acquired at the date of acquisition of control:

December 9, 2010

Cash and cash equivalents	1,735
Other current assets	10,934
Property, plant and equipment	58,313
Other non-current assets	154
Current liabilities	(29,414)
Non-current liabilities	(3,575)
Deferred income taxes	(1,691)

Fair value of net assets acquired	36,456
Goodwill	104,586

Total investment	141,042

As of the date of acquisition of control, the previously held equity interest was remeasured at the fair value in accordance with ASC 805. The remeasurement of equity interest resulted in a loss of  $2,044, which was recognized in the consolidated statement of income and comprehensive income for the year ended December 31, 2010.

Goodwill of  $104,586 (subject to the purchase price allocation finalization) arising from the Group’s acquisition of TPP Rousse represents expected benefits from the synergies related to the vertical integration of the Group’s business and expansion into additional markets for steam coal, which is used to fuel power plants in the European Union. TPP Rousse is included in the Power segment.

(b)	Ramateks

On June 18, 2010, the Group acquired 100% of the shares of Ramateks group of companies (“Ramateks”) for a consideration of  $3,000 paid in cash. Ramateks includes two trading entities selling primarily steel products in Turkey. The acquisition is consistent with the Group’s program to expand its sales network and enlarge its client base.

This acquisition was accounted for using the purchase method of accounting. The results of operations of Ramateks are included in the consolidated financial statements from the date of acquisition of control, June 18, 2010. The purchase price allocation is preliminary, pending the receipt of the final net assets appraisal. The following table summarizes the historical values of net assets acquired at the date of acquisition of control:

June 18, 2010

Cash and cash equivalents	360
Other current assets	15,419
Property, plant and equipment	7,276
Deferred income taxes	740
Current liabilities	(21,025)
Long-term liabilities	(2,190)

Fair value of net assets acquired	580
Goodwill	2,420

Total investment	3,000

Goodwill of  $2,420 (subject to the purchase price allocation finalization) arising from the Group’s acquisition of Ramateks represents expected benefits from the synergies related to the expansion of the trading activities and strengthening the position in the European market. Ramateks is included in the Steel segment.

(c)	Donau Commodities SRL and Laminorul S.A.

On February 25, 2010, the Group acquired 100% of the shares of Donau Commodities SRL, which held 90.9% of ownership interest in Laminorul S.A., a steel plant located in Braila, Romania, for a consideration of 8.7 million euros paid in cash. The acquisition is consistent with the Group’s program to expand its production and sales of steel products, in particular related to construction and building industries in Romania.

This acquisition was accounted for using the purchase method of accounting. The difference between the consideration paid and the fair value of net assets acquired was recorded as a bargain purchase. The results of operations of Donau Commodities SRL and Laminorul S.A. are included in the consolidated financial statements from the date of acquisition of control, February 25, 2010. The following table summarizes the fair values of net assets acquired at the date of acquisition of control:

February 25, 2010

Cash and cash equivalents	812
Other current assets	22,108
Property, plant and equipment	36,380
Other non-current assets	365
Current liabilities	(30,332)
Deferred income tax	(5,197)
Long-term liabilities	(4,779)

Fair value of net assets acquired	19,357
Non-controlling interest	(1,760)

Gain from bargain purchase	(5,746)

Total investment	11,851

A gain from bargain purchase of  $5,746 arising from the acquisition of Donau Commodities SRL and Laminorul S.A. is a result of the decision of the former owners to sell these companies and turn their attention to other businesses due to the operational difficulties experienced by these entities and lack of sufficient working capital to finance business operations. This gain from bargain purchase was recognized in consolidated statement of income and comprehensive income as a component of other income (expense).

Donau Commodities SRL and Laminorul S.A. are included in the Steel segment.

(d)	HBL Holding GmbH

On September 26, 2008, the Group acquired 100% of the shares of HBL Holding GmbH (“HBL”) for a consideration of  $55,855, of which  $47,468 paid in cash in 2008 and  $8,387 in 2009. HBL integrates twelve service and trading companies in Germany. The acquisition is consistent with Group’s program to expand its sales network, enhance and extend range of its services, and enlarge its client base. HBL is included in the Steel segment.

This acquisition was accounted for using the purchase method of accounting. The results of operations of HBL are included in the consolidated financial statements from the date of acquisition of control, September 26, 2008. The excess of the fair value of the net assets acquired over the purchase price has been allocated as a pro rata reduction of  $14,308 of the amounts that otherwise would have been assigned to property, plant and equipment, in accordance with ASC 805. The following table summarizes the final fair values of net assets acquired at the date of acquisition of control:

September 26, 2008

Cash and cash equivalents	32,875
Other current assets	37,739
Property, plant and equipment	35,438
Other non-current assets	45
Current liabilities	(40,746)
Long-term liabilities	(7,384)
Deferred income taxes	(2,112)

Fair value of net assets acquired	55,855

Total investment	55,855

(e)	The BCG Companies

On August 19, 2008, the Group entered into a stock purchase and sale agreement, last amended and finalized as of May 6, 2009 (“Agreement”) with the owners (“Seller”) of all the issued and outstanding stock of Bluestone Industries, Inc., Dynamic Energy, Inc. and JCJ Coal Group LLC (“the BCG Companies”). The BCG Companies are coal producers located in the United States, which possess and lease coking coal reserves, coal mines and processing plants. The acquisition is in line with the Group’s strategy aimed at further developing of its mining segment. By acquiring the BCG Companies the Group would gain control over the high quality coal assets, obtain access to the U.S. coking coal consumers, and reinforce its international standing.

The closing of the Agreement took place on May 7, 2009 (“Closing Date”). The purchase price (“Purchase Price”) that the Group either has already paid or should pay in a five year term to the Seller under the Agreement constituted  $436,414 plus 83,254,149 preferred shares of Mechel OAO plus two contingent payments (“Contingent Payment”) less the amount exceeding the BCG Companies’ target debt of  $132,000. In accordance with the Agreement, by December 18, 2008, the Group remitted to the Seller a series of partial prepayments in the total amount of  $436,414. As of Closing Date, the Group transferred 83,254,149 of its preferred shares to the Seller.

The Contingent Payment consists of two parts. The first part of the Contingent Payment includes a Contingent Share Value Right (“CVR”). Any potential CVR cash payment due to the actual total return from the preferred shares being less or equal to the target value of  $986,063 will be paid on the fifth anniversary of the Closing Date and will equal the amount by which the target return exceeds the sum of the aggregate market value of the preferred shares and all dividends received. The target return could be increased up to  $1,585,000 based on the additional tonnes of proven and probable reserves or measured and indicated resources in excess of 261.6 million tonnes of in-place measured and indicated resources and proven and probable reserves identified until the Closing Date, limited by 196.9 million tonnes discovered during the results of additional geological researches of the reserves of the BCG Companies.

The Group shall be released from its obligations in respect of the Contingent Payment if the market value of the preferred shares plus the cumulative dividends declared to the Seller exceeds  $1,783,125 or, on July 7, 2011, 112.5% of the total of the first part of the Contingent Payment and  $986,063. The Group has a right to pay the discounted amount of Contingent Payment prior to its maturity. If the Group pays the Contingent Payment at any time within five years from the Closing Date, the first part of the Contingent Payment shall be determined as  $598,937. An unconditional and irrevocable guarantee was granted by Mechel-Mining OAO to the Seller in respect of this CVR cash payment. The CVR part of the Contingent Payment can be decreased by a maximum of  $200,000, which is the limit of identifiable damages caused to the BCG companies by Seller’s actions occurred during the pre-closing period, including claims and litigation.

The second part of the Contingent Payment is to be made within five years from the Closing Date and depends on the results of additional geological researches of the reserves of the BCG Companies (“Drilling Program”). Organization and completion of Drilling Program by independent experts is Sellers’ responsibility, and it must be fulfilled until July 7, 2011. The amount of the first part of the Contingent Payment will be proportional to the quantity of additional coal reserves and resources of the BCG Companies identified until that date, as compared to those reserves and resources existing at the date of acquisition. Each tonne of the additional coal reserves and resources will be remitted to the Sellers at  $3.04 per tonne if the payment occurs on May 7, 2014, and will be discounted in case of earlier repayment. Mechel-Mining OAO issued an unconditional and irrevocable guarantee to the Seller in respect of this payment. The guarantee is limited to  $1,000,000.

On May 6, 2009, the Group entered into pledge agreements relating to all the outstanding stock and capital membership in the BCG Companies in favor of the Seller. These pledges were made to secure the Contingent Payment, and will be released when the Contingent Payment obligations will have been fulfilled, terminated or expired.

The Group accounted for the acquisition of the BCG Companies under the purchase method of accounting in accordance with ASC 805. The following table summarizes the fair values of the purchase consideration at the Closing Date:

May 7, 2009

Cash payment	436,414
Mechel OAO preferred shares	496,159
CVR contingent payment	495,234
Drilling Program contingent payment	19,373

Total investment	1,447,180

The CVR contingent payment is a residual of estimated target value of the CVR and fair value of Mechel OAO preferred shares transferred. The target value of the CVR was determined by the Group based on an appraisal performed by independent mining engineers as of the acquisition date. The estimation implied the review of all existing evidence for the Seller’s opportunity to convert an additional inferred tonnage to proven and probable, or measured and indicated categories to be discovered during the results of Drilling Program and limited by 196.9 million tonnes. The probability for the Seller to convert the additional inferred tonnage to proven and probable, or measured and indicated categories after the completion of Drilling Program was estimated by the independent appraisal at 78.63%. The CVR contingent payment was classified as a long-term liability in accordance with FASB ASC 480, “Distinguishing Liabilities from Equity” (“ASC 480”), and ASC 815. The present value of the CVR target value as of May 7, 2009 was calculated using the discount rate of 8% per annum and amounted to  $991,393. The contingent liability recognized as of the acquisition date amounted to  $495,234, and was calculated as the difference between the estimated target value and the preferred shares fair value as of May 7, 2009.

Mechel OAO preferred shares were not marketable until May 6, 2010, and they were appraised by an independent third party using the probability-weighted expected return method. Under this method, the value of the Company’s capital is estimated based on an analysis of current and future values for the entire enterprise based on different scenarios. Each scenario determines a common and preferred equity value based on measured cash distributions as of the scenario event date, after considering the rights of both preferred and common equity and any other claims by other capital stakeholders. An appropriate probability was applied to each of the scenarios. The weighted average preferred share value was determined as  $5.96 (196 rubles) as of May 7, 2009.

The Drilling Program contingent payment was determined by the Group based on an appraisal performed by independent mining engineers at acquisition date. The estimation was made in conjunction with the estimation of the CVR contingent payment. As a result of the analysis, that incorporated the independent mining engineers’ assumptions about the Seller’s successful effort to identify additional mineral reserves and resources as a result of the Drilling Program, additional contingent mineral reserves were estimated at  $72,918 and included in the fair value of the BCG Companies’ mineral licenses. The Drilling Program contingent payment was appraised applying the same assumptions about the conversion of the inferred tonnage and the agreed rate of  $3.04 per tonne as indicated above. It matures on May 7, 2014, and was classified as long-term liability in accordance with ASC 480 and ASC 805 and was discounted using the discount rate of 8%, stated in the Merger agreement for actual settlement of contingent obligation, which represents the estimate of the amount that would have been paid if the Group had settled the liability at the balance sheet date. The present value of the Drilling Program contingent payment as of May 7, 2009 amounted to  $19,373.

The Group determined the fair values of the BCG Companies’ assets acquired and liabilities assumed for property, plant and equipment, intangible assets, mineral rights, asset retirement obligations, non-pension employees benefits, deferred income taxes and tax contingencies based on independent appraisal. The Group internally determined the fair values for current assets and current and long-term liabilities of the BCG Companies as of May 7, 2009. The results of operations of the BCG Companies are included in the consolidated financial statements from the date of acquisition of control, May 7, 2009. The following table summarizes the fair values of net assets acquired at the date of acquisition of control:

May 7, 2009

Cash and cash equivalents	4,908
Other current assets	43,126
Property, plant and equipment	138,678
Mineral licenses	2,172,382
Other non-current assets	976
Current liabilities	(111,286)
Long-term liabilities	(93,164)
Deferred income taxes	(708,440)

Fair value of net assets acquired	1,447,180

Total investment	1,447,180

The income approach was used in valuing the coal mineral licenses of the BCG Companies. In using the Income approach, the opinion of value was developed using the Multi-Period Excess Earnings Method (“MPEEM”). The MPEEM is a specific application of the discounted cash flow method. The principle behind the MPEEM is that the value of a mineral license is equal to the present value of the incremental after-tax cash flows attributable only to the subject mineral license after deducting contributory asset charges. The principle behind a contributory asset charge is that a mineral license “rents” or “leases” from a hypothetical third party all the assets it requires to produce the cash flows resulting from its development, that each project rents only those assets it needs (including elements of goodwill) and not the ones that it does not need, and that each project pays the owner of the assets a fair return on (and of, when appropriate) the fair value of the rented assets. Thus, any net cash flows remaining after such charges are attributable to the subject asset being valued. The incremental after-tax cash flows attributable to the subject asset are then discounted to their present value.

Both the cost and market approaches were utilized in appraising plant and equipment and intangible assets. For the cost approach, the reproduction/replacement cost was determined recognizing the concept that a prudent investor would pay no more for an asset than the cost to reproduce or replace the asset with an identical or similar unit of equal utility. The market approach focuses on the actions of actual buyers and sellers in the market for similar assets. It was applied when the Group had sufficient detailed information to find comparable sales data in the marketplace.

In accordance with ASC 805, the Group adjusts the contingent liability arising from the contingent consideration arrangements each reporting period, with a corresponding gain or loss reflected in the statement of operations, based on changes in the fair value of the obligation. The Group determined the fair value of Mechel OAO preferred shares as of December 31, 2009 based on an independent appraisal using the same method as of the acquisition date. The weighted average preferred share value was determined as  $12.97 (392 Russian rubles) as of December 31, 2009. The estimations of the CVR target value and Drilling Program contingent payment remained unchanged, except for the effects of accretion from the date of the acquisition through December 31, 2009.

The contingent payment as of December 31, 2009 and May 7, 2009 in the amount of  $20,369 and  $514,607, respectively, is recorded within other long-term liabilities. The change in the fair value of Mechel OAO preferred shares during the post-acquisition period through December 31, 2009 resulted in a  $494,238 decrease in the CVR contingent payment, which was recorded as a non-taxable gain in Other income and expense, net in the consolidated financial statements. This gain is a result of the changes resulting from the events after the acquisitions date, primarily because of the significant increase in the value of preferred shares following similar increase in the Mechel OAO common stock quotes, and does not constitute a measurement period adjustment that would require adjustment of the purchase consideration. The fair value of the contingent payment as of December 31, 2010 amounted to  $21,999 the whole amount related to the Drilling Program contingent payment. The CVR contingent payment amount was equal to  $0 and did not change since December 31, 2009.

On June 11, 2010, the Group and the Seller signed an amendment to the Agreement that was a result of the Seller’s commitment to settle a third party litigation. With this amendment, the target value of CVR, the target value amount in the event of the CVR prepayment and the amount which triggers the automatic extinguishment of CVR were increased by  $3,500 and amounted to  $989,563,  $1,588,500 and  $1,787,063, respectively. The Group accounted for the amendments of the Agreement as the change in the fair value of the CVR contingent payment, and the resulting effect to the CVR value as of December 31, 2010 was  $0.

On May 6, 2010, Mechel OAO preferred shares were listed on the NYSE. Based on the preferred shares market quotes and the calculations set by the Agreement, in March 2011, the market value of the preferred shares plus the cumulative dividends declared to the Seller exceeded  $1,787,063, which resulted in the automatic extinguishment of the CVR. Following the automatic extinguishment of the CVR, on March 18, 2011, the Group was released of the CVR contingent payment, pledge agreements relating to the outstanding stock and capital membership in the BCG Companies in favor of the Seller, and the CVR guarantee issued by Mechel-Mining OAO.

The BCG Companies are included in the Mining segment.

(f)	Ductil Steel S.A.

On April 8, 2008, the Group acquired 100% of the shares of Ductil Steel S.A. (“Ductil Steel”) located in Romania for  $224,003 in cash, out of which  $23,592 was prepaid in 2007. Ductil Steel is one of the top Romanian producers of wire and wire products. Its principal assets are two production sites: the Otelu Rosu plant producing billets that are used as raw material inputs for the Buzau plant, its second production site. Ductil Steel is included in the Steel segment.

This acquisition was accounted for using the purchase method of accounting. The results of operations of Ductil Steel are included in the consolidated financial statements from the date of acquisition of control, April 8, 2008. The following table summarizes the fair values of net assets acquired at the date of acquisition of control:

April 8, 2008

Cash and cash equivalents	2,790
Other current assets	86,396
Property, plant and equipment	113,491
Other non-current assets	5
Current liabilities	(92,615)
Long-term liabilities	(8,093)
Deferred income taxes	(10,661)

Fair value of net assets acquired	91,313
Goodwill	132,690

Total investment	224,003

Goodwill of  $132,690 arising from the Group’s acquisition of Ductil Steel represents expected benefits from the synergies related to wire and wire products trading and strengthening the position in the European market.

(g)	Oriel Resources Plc.

On March 26, 2008, the Group entered into a public offer to acquire all of the issued shares of Oriel Resources Plc. (“Oriel”). The offer was extended to any Oriel shares issued or unconditionally allotted and fully paid while the offer remained open for acceptance, including Oriel shares issued pursuant to the exercise of options granted under the Oriel Share Option Scheme, the exercise of Oriel warrants or otherwise. The offer was made on the basis of  $2.1986 in cash for each Oriel share. The offer valued the entire issued and to be issued share capital of Oriel at approximately  $1.5 billion. The cash consideration payable by Mechel for Oriel was funded using a  $1.5 billion loan facility arranged by Royal Bank of Scotland and Merrill Lynch for the purposes of the offer (“Oriel” credit facility).

During the period from April 17 through June 30, 2008, the Group acquired 99.74% of Oriel’s shares for  $1,461,716 in cash, which includes  $2,487 of agency fees and costs to cancel the warrants of  $812. From July through October 2008, the Group acquired the remaining 0.26% of Oriel’s shares for  $5,798 in cash and became an owner of 100% of Oriel’s shares for the total of  $1,467,514.

Oriel Resources Plc. is a London-based chrome and nickel mining and processing company operating mainly in Kazakhstan and Russia. Oriel’s current mining projects include the Voskhod chrome and the Shevchenko nickel projects, both located in north western Kazakhstan. Interlinked with Voskhod is the vertically-integrated Tikhvin ferrochrome smelting plant in Russia, which commenced its production in April 2007.

Current mineral licenses of Oriel expire in 2029 for a chrome deposit and 2017 for a nickel deposit. Based on the current mining program, the Group expects chrome deposit to be depleted before the license expiration date. Consequently, the value assigned to chrome licenses is amortized using the units-of-production method through the end of the estimated proven and probable reserve depletion period. The value of nickel license is not amortized as long as the project is at the exploration stage.

This acquisition was accounted for using the purchase method of accounting. The excess of the fair value of the net assets acquired over the purchase price has been allocated as a pro rata reduction of  $30,587 of the amounts that otherwise would have been assigned to long-lived assets in accordance with the ASC 805. The results of operations of Oriel are included in the consolidated financial statements from the date of acquisition of control, April 17, 2008. The following table summarizes the fair values of net assets acquired at the date of acquisition of control:

April 17, 2008

Cash and cash equivalents	27,914
Other current assets	139,664
Property, plant and equipment	359,769
Mineral licenses	1,724,730
Other non-current assets	2,378
Current liabilities	(158,057)
Long-term liabilities	(113,136)
Deferred income taxes	(521,083)

Fair value of net assets acquired	1,462,179
Non-controlling interest share in net assets	(463)

Total investment	1,461,716

Oriel is included in the Ferroalloy segment.

(h)	Exchange of shares

On June 30, 2008, Mechel OAO signed a shares exchange agreement with Mr. Igor V. Zyuzin (the Group’s Controlling Shareholder). In accordance with this agreement, the Group exchanged 190,985,726 common shares of Mechel -Mining OAO (1.56% of total shares) for 613,624 common shares of Southern Kuzbass Coal Company (“SKCC”) (1.72% of total shares). It was accounted for as a transaction between entities under common control and recorded at historical cost.

(i)	Goodwill

Balance at December 31, 2007	914,446

Acquisition of Ductil Steel (Note 3(f)), Steel segment	132,690
Acquisition of non-controlling interest in SUNP, Ferroalloy segment	4,532
Increase in goodwill as a result of derecognition of deferred tax assets related to acquisitions (Note 19)	44,568
Translation difference	(185,792)

Balance at December 31, 2008	910,444

Acquisition of EkosPlus, Mining segment	4,533
Translation difference	(20,603)

Balance at December 31, 2009	894,374

Acquisition of TPP Rousse (Note 3(a)), Energy segment	104,586
Acquisition of Ramateks (Note 3(b)), Steel segment	2,420
Acquisition of other subsidiaries, Steel segment	2,371
Translation difference	(14,966)

Balance at December 31, 2010	988,785

Goodwill arising on the above acquisitions is not deductible for tax purposes.

(j)	Non-controlling interests

The following table summarizes changes in non-controlling interests for the three years ended December 31, 2010:

Balance at December 31, 2007	300,523

Purchase of the non-controlling interest in existing subsidiaries by the Group	(36,496)
Non-conrolling share in subsidiaries’ income from continuing operations	88,837
Translation difference	(62,015)

Balance at December 31, 2008	290,849

Purchase of the non-controlling interest in existing subsidiaries by the Group	(3,368)
New acquisitions	246
Non-controlling share in subsidiaries’ income from continuing operations	2,590
Translation difference	(9,349)

Balance at December 31, 2009	280,968

Purchase of the non-controlling interest in existing subsidiaries by the Group	(7,040)
New acquisitions	1,760
Non-controlling share in subsidiaries’ income from continuing operations	34,761
Translation difference	(2,263)

Balance at December 31, 2010	308,186

At various dates during 2010, 2009 and 2008, the Group purchased non-controlling interest in the following subsidiaries:

		Non-Controlling
		Interest Acquired
	Date of Acquisition	%	Amount	Cash Paid

Year ended December 31, 2008:
Southern Urals Nickel Plant (SUNP)	May-July	4.15%	18,936	31,780
Southern Kuzbass Coal Company (SKCC)	March-October	0.24%	11,230	13,646
Chelyabinsk Metallurgical Plant (CMP)	April-August	0.39%	4,211	4,661
Beloretsk Metallurgical Plant (BMP)	January-April	0.01%	871	6
Tomusinsk Energo Management (TEM)	May	2.80%	527	400
Izhstal	May	0.20%	355	194
Southern Kuzbass Power Plant (SKPP)	January-March	0.22%	297	658
Tomusinsk Open Pit Mine (TOPM)	March-April	0.06%	45	1
Kuzbass Power Sales Company (KPSC)	January	0.11%	24	—

			36,496	51,346

		Non-Controlling
		Interest Acquired
	Date of Acquisition	%	Amount	Cash Paid

Year ended December 31, 2009:
Southern Kuzbass Coal Company (SKCC)	September-October	0.44%	3,043	11,131
Chelyabinsk Metallurgical Plant (CMP)	April	0.01%	65	—
Mechel Carbon AG	July-September	9.21%	260	—
Delizea Finance Ltd.	January	10.00%	—	3,000
Luckstone Corporation	January	10.00%	—	500
Nerungribank	January	4.89%	—	—
Morcenter TECK	March	0.83%	—	—

			3,368	14,631

		Non-controlling
		Interest Acquired
	Date of Acquisition	%	Amount	Cash Paid

Year ended December 31, 2010:
Southern Kuzbass Coal Company (SKCC)	February-December	0.71%	4,947	16,505
Chelyabinsk Metallurgical Plant (CMP)	January-February	0.00%	25	10
Mechel Carbon	June	0.79%	5	308
Other	January-August		303	658

			5,280	17,481

In April and May 2008, the Group acquired 4.15% of common shares of SUNP for  $31,780 paid in cash. The acquisition resulted in a goodwill of  $4,532.

On different dates from April through August 2008, the Group acquired 0.39% of voting shares of CMP for  $4,661 paid in cash. The purchase of a non-controlling interest in CMP was accounted for using the purchase method of accounting and was recorded in the consolidated financial statements for the year ended December 31, 2008.

On different dates from March through October 2008, the Group acquired 0.24% of voting shares of SKCC for  $13,646 paid in cash. The purchase of a non-controlling interest in SKCC was accounted for using the purchase method of accounting and was recorded in the consolidated financial statements for the year ended December 31, 2008.

In January 2009, the Group’s subsidiary Oriel Resources Plc. acquired the remaining 10% of Delizea Finance Ltd. and Luckstone Corporation for  $3,000 and  $500 paid in cash, respectively, completing the process of consolidation of its Kazakhstan assets. The purchase of interests in Delizea Finance Ltd. and Luckstone Corporation was accounted for as an equity transaction and recorded in the consolidated financial statements for the year ended December 31, 2009.

On different dates from September to October 2009, the Group acquired 0.44% of voting shares of SKCC for  $11,131 paid in cash. The purchase of a non-controlling interest in SKCC was accounted for as an equity transaction and was recorded in the consolidated financial statements for the year ended December 31, 2009.

On different dates from February through December 2010, the Group acquired 0.71% of voting shares of SKCC for  $16,505 paid in cash. The purchase of a non-controlling interest in SKCC was accounted for as an equity transaction and was recorded in the consolidated financial statements for the year ended December 31, 2010.

During 2010, Mechel OAO exchanged the 100% of interest in the BCG Companies for the common shares of Mechel-Mining OAO and made additional capital contributions increasing the Group’s interest in Mechel-Mining OAO up to 98.69%. These transactions resulted in a dilution of the non-controlling interest in Mechel-Mining OAO. The exchange of shares was accounted for as an equity transaction and was recorded in the consolidated financial statements for the year ended December 31, 2010 as an increase in the additional paid-in capital in the amount of  $528.

(k)	Pro forma condensed consolidated income statement data (unaudited)

The following unaudited pro forma consolidated income statement information for (i) 12 months ended December 31, 2010, gives effect to the business combinations that occurred in 2010, as if they had occurred at the beginning of 2010 and (ii) 12 months ended December 31, 2009, gives effect to the business combinations that occurred in 2010 and 2009, as if they had occurred at the beginning of 2009:

	Year Ended December 31,
	2010	2009

Revenue, net	9,793,988	5,951,436
Net income	655,968	243,420
Net income per share	1.55	0.26

The business combinations that occurred in 2010 contributed  $75,740 to consolidated revenues and  $16,235 of net loss to the Group’s consolidated net income for the year ended December 31, 2010 from the dates of such acquisitions.

The following unaudited pro forma condensed consolidated income statement information for (i) 12 months ended December 31, 2009, gives effect to the business combinations that occurred in 2009, as if they had occurred at the beginning of 2009 and (ii) 12 months ended December 31, 2008, gives effect to the business combinations that occurred in 2009 and 2008, as if they had occurred at the beginning of 2008:

	Year Ended December 31,
	2009	2008

Revenue, net	5,828,311	10,564,369
Net income	263,843	464,728
Net income per share	0.31	0.85

The business conbinations that occurred in 2009 contributed  $140,235 to consolidated revenues and  $45,335 of net loss to the Group’s consolidated net income for the year ended December 31, 2009 from the dates of such acquisitions.

These unaudited pro forma amounts are provided for informational purposes only and do not purport to present the results of operations of the Group had the transactions assumed therein occurred on or as of the dates indicated, nor is it necessarily indicative of the results of operations, which may be achieved in the future.

Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2010
Cash and Cash Equivalents [Abstract]
CASH AND CASH EQUIVALENTS

4.	CASH AND CASH EQUIVALENTS

Cash and cash equivalents are comprised of:

	December 31,	December 31,
	2010	2009

Russian ruble bank accounts	152,957	209,211
USD bank accounts	89,725	172,782
Euro bank accounts	60,665	20,638
Bank accounts in other currencies	30,842	5,705
Other	6,611	6,360

Total cash and cash equivalents	340,800	414,696

As of December 31, 2010,  $332 included in bank accounts in other currencies was restricted for use in accordance with guarantees provided by Banka Comerciala Romana S.A. (BCR bank). As of December 31, 2009,  $55,984 included in USD bank accounts was restricted for use in accordance with various guarantees provided by BNP Paribas to the Group’s subsidiaries (refer to Note 24), and  $359 was restricted for use in accordance with the guarantees with VTB bank and BCR bank.

As of December 31, 2010, short-term deposits of  $808 and  $185 with an original maturity of less than 90 days were included in euro bank accounts and bank accounts in other currencies, respectively. As of December 31, 2009, short-term deposits with an original maturity of less than 90 days in the amounts of  $170,364,  $2,129 and  $1,782 were included in Russian ruble bank accounts, euro bank accounts, and bank accounts in other currencies, respectively.

As of December 31, 2009, other cash and cash equivalents included  $3,029 of deposits for letters of credit entered into by the Group’s subsidiaries for the plant, property and equipment acquisition.

Accounts Receivable, Net	12 Months Ended
Dec. 31, 2010
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

5.	ACCOUNTS RECEIVABLE, NET

Accounts receivable, net are comprised of:

	December 31,	December 31,
	2010	2009

Domestic customers	392,219	273,537
Foreign customers	189,673	141,550

Total accounts receivable	581,892	415,087
Less allowance for doubtful accounts	(52,785)	(66,764)

Total accounts receivable, net	529,107	348,323

The following summarizes the changes in the allowance for doubtful accounts for the years ended December 31:

	2010	2009	2008

Balance at beginning of year	(66,764)	(110,613)	(26,781)
Recovery of allowance (allowance) for doubtful accounts	21,221	38,019	(103,632)
Accounts receivable written off, net	(432)	(954)	385
Allowance for doubtful accounts of acquired entities	(8,856)	(61)	(1,470)
Translation difference	2,046	6,845	20,885

Balance at end of year	(52,785)	(66,764)	(110,613)

The significant decrease in allowance for doubtful accounts in 2010 and 2009 is due to an improvement of the collectibility of accounts receivable and increase in sales made on a prepayment basis.

The significant increase in allowance for doubtful accounts in 2008 was due to the increased exposure of the Group to potential losses on its accounts receivable because of the financial crisis. A substantial portion of such increase was earmarked to several customers experiencing liquidity problems. In 2010 and 2009, most of such customers repaid their debts.

Inventories	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
INVENTORIES

6.	INVENTORIES

Inventories are comprised of:

	December 31,	December 31,
	2010	2009

Finished goods	1,049,795	575,462
Raw materials and purchased parts	573,375	327,214
Work-in-process	243,456	133,110

Total inventories	1,866,626	1,035,786

As of December 31, 2010 and 2009, the write-down of inventories to their net realizable value was  $52,820 and  $70,714, respectively. The most significant decrease in the write-down of inventories in 2010 and 2009 is attributable to the Steel segment in the amount of  $15,970 and  $117,847, respectively. In the period of the global economic downturn, significant amounts of inventories were written down to their net realizable value following the related market price decreases, and such reduced amount is considered the cost basis for subsequent accounting purposes. During the years ended December 31, 2010 and 2009, the Group mostly sold inventories that had been previously written down to the net realizable value. The decrease in inventories write-down is reflected as part of goods sold in the consolidated statement of income and comprehensive income (loss).

The (decrease) increase in the write-downs of inventories by segment for the years ended December 31 is presented below:

	2010	2009	2008

Steel segment	(15,970)	(117,847)	180,661
Mining segment	(6,614)	5,516	2,831
Ferroalloy segment	2,186	(74,417)	94,714
Energy segment	173	484	(30)

Total change in the write-down of inventories	(20,225)	(186,264)	278,176

Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2010
Prepayments and Other Current Assets [Abstract]
PREPAYMENTS AND OTHER CURRENT ASSETS

7.	PREPAYMENTS AND OTHER CURRENT ASSETS

Prepayments and other current assets are comprised of:

	December 31,	December 31,
	2010	2009

VAT and other taxes recoverable	308,427	247,795
Bank deposits with original maturities over 90 days	200,060	89,805
Prepayments and advances for materials	128,184	55,849
Capitalized loan origination fees	30,071	30,165
Other receivables	15,613	28,472
Short-term loans issued	13,280	55,223
Certificates of deposit	12,531	6,867
Promissory notes received	8,058	4,204
Other current assets	21,427	33,355

Total prepayments and other current assets	737,651	551,735

The following summarizes the changes in the allowance for doubtful accounts included in prepayments, other current assets and advances for materials for the years ended December 31:

	2010	2009	2008

Balance at beginning of year	(15,734)	(19,892)	(7,972)
(Allowance for) recovery of allowance for doubtful accounts	(1,324)	3,457	(12,055)
Allowance for doubtful accounts of acquired entities	(42)	(92)	(2,039)
Translation difference	926	793	2,174

Balance at end of year	(16,174)	(15,734)	(19,892)

Generally in Russia, VAT related to sales is payable to the tax authorities on an accrual basis based upon invoices issued to the customer. VAT incurred on purchases may be reclaimed, subject to certain restrictions, against VAT related to sales. VAT related to purchase transactions, which is not yet reclaimable against VAT related to sales as of the balance sheet dates, is recognized in the balance sheets on a gross basis, i.e. as other current assets and taxes and social charges payable.

The capitalized origination fees on the Group’s loans in the amount of  $30,071 and  $30,165 are being amortized using the effective interest method over the loan term. The capitalized origination fees are classified between short-term and long-term assets in a manner consistent with the related debt.

As of December 31, 2009, short-term loans issued included  $51,249 of funds transferred by TOPM to Coalmetbank under the asset management agreement that guaranteed a rate of return of 10.5% p.a. Coalmetbank used these funds to acquire one-year promissory notes issued by Calridge Ltd., a related party (refer to Note 9). Interest receivable related to this loan in the amount  $4,720 was included in other current assets as of December 31, 2009. In 2010, these loans were fully repaid.

The BCG Companies have total bonding requirements of  $19,900, of which  $12,531 and  $6,687 is collateralized by cash deposits and investments that are included in certificates of deposit and short-term investments restricted as of December 31, 2010 and 2009, respectively. As of that dates, the primary bonding program included over  $19,494 and  $8,700 in bonding capacity under this insured program that contained  $7,021 and  $5,900 in cash and investment collateral. The insurer requires monthly payments of additional cash collateral amounting to  $70 until acceptable collateral levels are achieved, projected by the insurer to occur after the first quarter of 2011.

Long-Term Investments	12 Months Ended
Dec. 31, 2010
Long-Term Investments [Abstract]
LONG-TERM INVESTMENTS

8.	LONG-TERM INVESTMENTS

Long-term investments are comprised of:

	December 31,	December 31,
	2010	2009

Equity method investments	8,764	82,950
Other related parties	—	3,194

Total investments in related parties	8,764	86,144
Available-for-sale securities	5,512	9,118
Cost method investments	6,641	8,972
Other	2,471	5,473

Total other long-term investments	14,624	23,563

Total long-term investments	23,388	109,707

The proceeds from sale of available-for-sale securities and the gross realized gains that have been included in earnings as a result of this sale in 2010 comprised  $9,346 and  $1,411, respectively ( $nil during 2009).

(a)	Equity method investments

Equity method investments are comprised of:

	Percent Voting Shares Held at		Investment Carrying Value at
	December 31,	December 31,	December 31,	December 31,
Investee	2010	2009	2010	2009

TPP Rousse (Power segment)	—	49%	—	71,364
Mechel Energy AG (Conares Eagle) (Mining segment)	—	50%	—	14
TPTU (Mining segment)	40%	40%	4,297	4,541
TRMZ (Mining segment)	25%	25%	2,435	2,187
RIKT (Mining segment)	36%	36%	2,032	2,197
Other (Mining segment)	—	20-44%	—	2,647

Total equity method investments			8,764	82,950

The core business of TPP Rousse is generation of electricity and heat for sales in Europe. The Group’s subsidiaries owned 49% of the common shares of TPP Rousse until December 9, 2010, when the Group purchased remaining 51% of the common shares of TPP Rousse and has been consolidating it since that date (refer to Note 3(a)).

Mechel Energy AG is a joint venture with U.K. trading partners of the Group that facilitates the Group’s sales in Europe. In 2008, Mechel Energy AG ceased to perform active trading operations, distributed all its net assets as dividends to its shareholders and was a dormant company until its liquidation in July 2010.

TPTU (Tomusinskiy Transportation Management Center) shares are owned by SKCC. The core business is provision of transportation services both to the Group’s subsidiaries and third parties.

TRMZ (Tomusinskiy Auto Repair Shop) shares are owned by SKCC and its subsidiaries. TRMZ provides repair services to the Group’s subsidiaries.

RIKT (Russian-Italian Telephone Company) shares are owned by SKCC and its subsidiaries. The core business is provision of communication services both to the Group’s subsidiaries and third parties.

Summarized unaudited financial information on equity method investees as of December 31, 2010 and 2009 and for the years then ended is as follows:

Income Data	2010	2009
	(Unaudited)	(Unaudited)

Revenues and other income	33,767	98,547
Operating income	2,906	7,824
Net income	1,894	3,572

	At December 31,	At December 31,
Balance Sheet Data	2010	2009
	(Unaudited)	(Unaudited)

Current assets	14,268	72,831
Non-current assets	15,861	84,579
Current liabilities	3,836	81,199
Non-current liabilities	549	6,303

The following table shows movements in the equity method investments:

December 31, 2007	91,348

Investments	207
Translation difference	(6,316)
Dividends	(6,569)
Share in net income	717

December 31, 2008	79,387

Translation difference	2,374
Dividends	(11)
Share in net income	1,200

December 31, 2009	82,950

Investment in Nerungribank	1,924
Disposal of Nerungribank	(4,913)
Effect of consolidation of TPP Rousse	(74,748)
Translation difference	2,367
Share in net income	1,184

December 31, 2010	8,764

During the years ended December 31, 2010, 2009 and 2008, the Group received cash dividends of  $nil,  $11 and  $6,569, respectively.

(b)	Cost method investments

Cost method investments represent investments in equity securities of various Russian companies, where the Group has less than a 20% equity interest and no significant influence. As shares of those Russian companies are not publicly traded, their market value is not available and the investment is recorded at cost.

The investments were not evaluated for impairment because the Group did not identify any events or changes in circumstances that may have a significant effect on the fair value of these investments.

(c)	Available-for-sale securities

Investments in available-for-sale securities were as follows as of December 31, 2010:

			Unrealized	Unrealized
	Cost	Fair Value	Gains	Losses

Equity securities	6,448	5,512	—	(936)

Total available-for-sale securities	6,448	5,512	—	(936)

Investments in available-for-sale securities were as follows as of December 31, 2009:

			Unrealized	Unrealized
	Cost	Fair Value	Gains	Losses

Equity securities	14,893	9,118	—	(5,775)

Total available-for-sale securities	14,893	9,118	—	(5,775)

As of December 31, 2010 and 2009, available-for-sale securities represented investments into equity securities of well-established Russian energy companies.

Related Parties	12 Months Ended
Dec. 31, 2010
Related Parties [Abstract]
RELATED PARTIES

9.	RELATED PARTIES

During the years ended December 31, 2010, 2009 and 2008, the Group had the following transactions and current balances in settlement with related parties:

	2010				Balances at December 31, 2010
				Financing			Total
			Other	Provided	Receivable	Payable	Outstanding,
	Purchases	Sales	Gain/(Loss)	(Received), Net	From	to	Net

Calridge	—	—	161	87,836	—	—	—
Related metallurgical plants	1,228,542	419,786	1,390	—	512,018	(91,843)	420,175
Metallurg-Trust	36	220,168			127,760	(4,232)	123,528
Laminorul	1,140	12,231	—	—	—	—	—
TPTU	2,857	12	—	—	189	(71)	118
TRMZ	4,043	1,378	1,278	—	161	(545)	(384)
TPP Rousse	—	19,196	—	—	—	—	—
Nerungribank	60	—	49	—	—	—	—
Usipar	7,456	13,372	—	—	42,214	—	42,214
Other	172	29	211	—	—	(3)	(3)

Total	1,244,306	686,172	3,089	87,836	682,342	(96,694)	585,648

	2009				Balances at December 31, 2009
				Financing			Total
			Other	Provided	Receivable	Payable	Outstanding,
	Purchases	Sales	Gain/(Loss)	(Received), Net	From	to	Net

Calridge	—	—	(822)	16,449	5,043	—	5,043
Related metallurgical plants	117,828	57,206	186	—	92,178	(11,749)	80,429
Laminorul	1,442	5,356	—	—	6,824	—	6,824
Mechel Fund	—	14	(53)	—	—	—	—
RIKT	173	—	—	—	1	(17)	(16)
TPTU	1,977	14	—	—	—	(67)	(67)
TRMZ	6,114	513	154	—	341	(1,664)	(1,323)
TPP Rousse	—	43,782	—	—	5,542	—	5,542
Coalmetbank	766	214	(9,506)	113,694	—	—	—
Other	256	5	(94)	—	1,002	(3)	999

Total	128,556	107,104	(10,135)	130,143	110,931	(13,500)	97,431

	2008				Balances at December 31, 2008
				Financing			Total
			Other	Provided	Receivable	Payable	Outstanding,
	Purchases	Sales	Gain/(Loss)	(Received), Net	From	to	Net

Calridge	1,508	—	—	(114,236)	2,382	—	2,382
GPU	8,342	—	2,925	—	—	—	—
Mechel Energy AG	—	2,988	—	—	—	—	—
Mechel Fund	—	—	—	11,386	—	—	—
RIKT	246	—	—	—	—	(14)	(14)
TPP Rousse	—	64,783	—	—	19,755	—	19,755
TPTU	4,346	18	—	—	18	(210)	(192)
TRMZ	8,490	536	316	—	16	(1,364)	(1,348)
Coalmetbank	—	—	—	72,130	67,907	—	67,907
Other	10	3	121	—	—	—	—

Total	22,942	68,328	3,362	(30,720)	90,078	(1,588)	88,490

(a)	Mechel Energy AG

Mechel Energy AG, in which the Group owned 50% of its ordinary shares, purchased coal from the Group during the year ended December 31, 2008 in the amount of  $2,988.

(b)	Tomusinskiy Transportation Management Center (TPTU)

The Group subsidiaries own 40% of the ordinary shares in TPTU, which provides transportation services. During the years ended December 31, 2010, 2009 and 2008, the Group purchased transportation services in the amount of  $2,857,  $1,977 and  $4,346, respectively.

(c)	Tomusinskiy Auto Repair Shop (TRMZ)

The Group subsidiaries own 25% of the ordinary shares in TRMZ, which provides auto repair services. During the years ended December 31, 2010, 2009 and 2008, the Group purchased repair services in the amount of  $4,043,  $6,114 and  $8,490, respectively.

(d)	Calridge Ltd.

Calridge Ltd. is a company wholly owned by the Controlling Shareholder. On June 30, 2008, the Justice family entered into the Option Agreement to sell 100% of capital stock or membership interests of the BCG Companies. Under the Option Agreement, Calridge Ltd. paid  $100,000 in cash as a prepayment on July 3, 2008. In accordance with the Assignment Agreement dated August 19, 2008, Calridge Ltd. assigned to MIH all the rights, title and interest in and to the Option Agreement for the consideration of  $100,000 plus accrued interest of  $1,459 that was repaid by MIH by October 2008.

During the year ended December 31, 2008, the Group drew down loans from Calridge Ltd. in the amount of  $16,600, which were fully repaid as of December 31, 2008, and issued loans to Calridge Ltd. in the amount of  $2,364. The net financing provided by Calridge Ltd. to the Group amounted to  $114,236.

In 2008, the Group transferred cash under the asset management agreement in the amount of  $52,756 to Coalmetbank (formerly Uglemetbank). The bank further used these funds to acquire promissory notes issued by Calridge Ltd. bearing interest at 8.6-14.5% p.a.

During the year ended December 31, 2009, the Group issued loans to Calridge Ltd. in the amount of  $16,449, which were fully repaid as of December 31, 2009. Interest income received from these loans issued comprised  $822 in 2009.

In 2009, the Group also transferred cash under the asset management agreement in the amount of  $54,807 to Coalmetbank. The bank further used these funds to acquire promissory notes issued by Calridge Ltd. bearing interest at 8.6-14.5% p.a.

The outstanding amounts of Calridge Ltd. promissory notes as of December 31, 2009 and 2008 were  $59,030 and  $52,756, respectively. Whereas, as discussed in Note 9(i), Coalmetbank was considered as related party to the Group as of December 31, 2008 but not as of December 31, 2009,  $51,875 of such promissory notes held by the Group in the Coalmetbank trust accounts was included in the short-term loans issued to third parties as of December 31, 2009,  $4,863 and  $2,292 of other balances with Calridge Ltd. within receivables from related parties and long-term investments in related parties, respectively (refer to Notes 7 and 8). As of December 31, 2008, the promissory notes were included in the short-term investments in related parties in the whole amount.

During the year ended December 31, 2010, the Group issued U.S. dollar-denominated loans to Calridge Ltd. in the total amount of  $135,336 bearing interest at 4%-8.5% p.a., which were fully repaid as of December 31, 2010. Interest income from these loans issued amounted to  $358 in 2010. During the year ended December 31, 2010, the Group also obtained loans from Calridge Ltd. in the amount of  $47,500 bearing interest at 3.5%-11.5%, which were fully repaid as of December 31, 2010. Interest expense comprised  $322 in 2010.

In January and February 2010, Calridge Ltd. settled the whole amount of its outstanding promissory notes to Coalmetbank, and Coalmetbank repaid the total amount of  $59,030 to the Group. Interest income received from these loans issued comprised  $125 in 2010.

(e)	TPP Rousse

The Group’s subsidiaries owned 49% of the common shares in TPP Rousse until December 9, 2010, when the Group purchased the remaining 51% of the common shares of TPP Rousse and has been consolidating it from that date (refer to Note 3 (a)).

During the period from January 1, 2010 through December 8, 2010, and the years ended December 31, 2009 and 2008, the Group’s sales to TPP Rousse amounted to  $19,196,  $43,782 and  $64,783, respectively. As of December 31, 2009 and 2008, the Group had accounts receivable from TPP Rousse in the amounts of  $5,542 and  $19,755, respectively.

(g)	Mining and Engineering Management Company (GPU)

Prior to June 2008, the CEO of Mining and Engineering Management Company (“GPU”) was a close relative to the management of one of the Group’s subsidiaries. Effective June 2008, GPU has not been treated as a related party since the related person is no longer with the Group.

During the year ended December 31, 2008, the Group purchased services on mine construction for  $8,342,  $5,418 of which were capitalized. The Group’s sales of construction materials to GPU amounted to  $2,925 and disclosed as other income.

(i)	Coalmetbank

Coalmetbank (formerly referred to as Uglemetbank) is a middle size regional bank, which provides mostly cash settlement services for the Group. In the period from June 30, 2008 through November 28, 2009, the Group participated in the board of directors of Coalmetbank. In addition, together with its related party (see Note 9(j) below), the Group held a significant ownership interest therein from November 19, 2008 through September 18, 2009. The Group’s ownership interest in Coalmetbank was 0% and 18.98% as of December 31, 2009 and 2008, respectively.

Cash held in Coalmetbank was  $130,435 as of December 31, 2008. During the period from June 30, 2008 through December 31, 2008, the Group acquired promissory notes from Coalmetbank in the amount of  $5,888, placed cash on deposit at Coalmetbank in the amount of  $13,486 and transferred  $52,756 under the asset management agreement.

During the period from January 1, 2009 through November 28, 2009, the Group acquired promissory notes from Coalmetbank in the amount of  $58,887 bearing interest at 9-9.2% p.a. In addition, the Group provided funds under the asset management agreement to Coalmetbank in the amount of  $54,807 (refer to Note 9(e)). The total amount of income received under the asset management agreement was  $9,506 in 2009.

(j)	Mechel Fund

Mechel Fund (Penfosib) is a non-governmental pension fund which provides pension insurance to the Group’s employees, who are members of pension plans. The Group’s pension and postretirement benefits, including those funded through Mechel Fund, are disclosed in Note 16. In 2008, the Group’s subsidiaries made founder contributions to Mechel Fund in the total amount of  $17,501 (refer to Note 22).

During 2008, Mechel Fund provided to the Group’s subsidiaries short-term ruble-denominated loans in the amount of  $6,115 bearing interest at 8.8% p.a. The loans and related interest were fully repaid by December 31, 2008.

In June 2009, the Group sold its interest of 18.98% in Coalmetbank to Mechel Fund for  $2,343 paid in cash, and Mechel Fund increased its share in Coalmetbank up to 97.87%.

In September 2009, the Group recalled its representatives from the Mechel Fund Council, formally severed all links to Mechel Fund as a founding party and refrained from participation in the operating management of Mechel Fund. Consequently, effective from September 18, 2009, the Group does not consider Mechel Fund as its related party.

(k)	Transactions with the Controlling Shareholder

As described in Note 3(h), on June 30, 2008, Mechel OAO acquired 613,624 ordinary shares of SKCC (1.72%) from Mr. Igor V. Zyuzin in exchange for 190,985,726 ordinary shares, or 1.56%, of Mechel Mining OAO. The fair value of the exchanged share packages was estimated based on the available market quotes of the shares involved and considered to be equal. The exchange was accounted for as a transaction between entities under common control and recorded at historical cost.

(l)	Transactions with the related metallurgical plants

In the second half of 2009, certain Russian and foreign metallurgical plants and trading companies, which were formerly part of the Estar Group or controlled by the Estar Group shareholders (“the related metallurgical plants”) became related parties to the Group through the representation in the board of directors, management and other arrangements. In 2009, the companies that had business transactions with the Group were as follows: Volga Fest, Rostov Electrometallurgical Plant, Vostochnaya Mine, Experimental TES, Zlatoust Metallurgical Plant, Guryevsk Metallurgical Plant, Volgograd Small Diameter Pipe Plant, and Engels Pipe Plant. In addition, in 2010, the Group started transactions with Donetsk Electrometallurgical Plant, Invicta Merchant Bar, Metrus Trading GmbH, MIR Steel, Nytva, Estar Egypt for Industries. These transactions were carried at in joint interest of both parties in expanding the Group’s operations and products range on the steel market and allowing these entities access to the Group’s strong supply and sales network.

During the years ended December 31, 2010 and 2009, the Group had the following transactions and current balances in settlement with the related metallurgical plants:

•	Re-selling of goods purchased by the Group from third parties to the related metallurgical plants. Proceeds related to these sales amounted to $227,512 and $9,002 in the years ended December 31, 2010 and 2009, respectively. For a part of such transactions, the Group determined that it functioned as a principal, and the amounts of $201,186 and $nil were included in revenue from sale of goods in the consolidated statements of income and comprehensive income (loss) for the years ended December 31, 2010 and 2009, respectively. In 2010, these sales included $65,774 of goods produced by the related metallurgical plants resold further to other entities of the former Estar group.

For the other part of such transactions, the Group determined that their results should be recognized as operating gains. Therefore they are reported, net of related costs, within other income (expenses), net in the consolidated statements of income and comprehensive income (loss) in the amount of  $1,194 and  $186 for the years ended December 31, 2010 and 2009, respectively.

•	Revenues from sales of products manufactured by the Group and services rendered to the related metallurgical plants amounted to $218,603 and $57,206 for the years ended December 31, 2010 and 2009, respectively.

•	Cost of the related metallurgical plants’ products used in the Group’s production amounted to $174,821 and $4,683 for the years ended December 31, 2010 and 2009, respectively.

•	Cost of goods produced by the related metallurgical plants and further sold by the Group to third party customers amounted to $974,206 and $113,145, including transportation costs, for the years ended December 31, 2010 and 2009, respectively. For such transactions, the Group determined that it functioned as a principal, and the amounts of $1,051,184 and $123,653 were included in revenue from the sale of goods in the consolidated statement of income and comprehensive income (loss) for the years ended December 31, 2010 and 2009, respectively.

The related metallurgical plants used raw materials and semi-finished goods purchased from the Group in their production. The Group concluded that its sales to the related metallurgical plants and the Group’s purchases from these entities were not in contemplation with each other and are reported separately in the statement of income and comprehensive income.

During the years ended December 31, 2010 and 2009, the Group had the following transactions and current balances in settlement with the related metallurgical plants:

	2010	2009

Revenues
Steel sales	360,270	41,873
Ferronickel and other ferroalloys sales	19,002	—
Coal sales	9,150	6,899
Other revenues	31,364	8,434

	419,786	57,206

Costs and expenses
Cost of goods for resale, production and operating expenses	1,213,426	115,448
Transportation expenses	14,993	2,371
Other expenses	123	9

	1,228,542	117,828

	December 31,	December 31,
	2010	2009

Assets
Trade accounts receivable	183,106	41,079
Prepayments and other current assets	328,912	51,099
	512,018	92,178

Liabilities
Trade accounts payable	91,122	11,396
Advanced received and other payables	721	353

	91,843	11,749

Inventories in stock purchased from these entities amounted to  $166,268 and  $66,078 as of December 31, 2010 and 2009, respectively.

(m)	Metallurg-Trust

In 2010, the Group started transactions with a trading company Metallurg-Trust, a party which can be significantly influenced by the Group through business relationships. Metallurg-Trust is mostly involved in reselling the goods produced by Russian metallurgical plants described in Note 9(l) on the domestic market and supplying raw materials and semi-finished goods. In 2010, the Group sold to Metallurg-Trust  $220,168 of pig iron and semi-finished goods produced by CMP for further supply to the Russian metallurgical plants mentioned above. Receivables from Metallurg-Trust amounted to  $127,760 as of December 31, 2010. The Group provided to Metallurg-Trust extended credit terms varying from 90 to 180 days. No allowance was created against this amount as the Group considers it to be fully collectible.

(n)  Laminorul S.A.

In October 2009, the Group became a related party to Laminorul S.A., a steel company located in Romania, through representation in the Administrative Council. The Group entered into agreement for materials processing with Laminorul S.A. in June 2009. During the period from October 2009 through December 31, 2009, the Group’s sales to Laminorul S.A. amounted to  $5,356, the Group’s purchases of materials processing services from Laminorul S.A. amounted to  $1,442. As of December 31, 2009, accounts receivable from Laminorul S.A. equaled to  $6,824.

On February 25, 2010, the Group acquired 100% of the shares of Donau Commodities SRL, which held 90.9% of interest in ownership of Laminorul S.A. During the period from January 2010 through February 25, 2010, the Group’s sales to Laminorul S.A. amounted to  $12,231 and the Group’s purchases of materials processing services from Laminorul S.A. amounted to  $1,140.

(o)	Nerungribank

Nerungribank OOO is a commercial bank located in Nerungri, the Republic Sakha, which provides a range of banking services to local clients. The Group subsidiaries owned 43.6% of the ordinary shares in Nerungribank during the period from January 2010 through April 2010. On April 2, 2010, in addition to the existing interest, the Group acquired 40.58% and during the period from June through December 2010, the Group acquired 9.69% of the common shares of Nerungribank. During the period when Nerungribank was a related party to the Group, the amount of interest income received was  $49. The Group’s purchases of banking service amounted  $60. On December 28, 2010, the Group sold 93.06% of the ordinary shares in Nerungribank to a third party, and since that date Nerungribank is no longer considered a related party to the Group.

(p)	Usina Siderurgica do Para Ltda (Usipar)

Usipar is a steel company located in Brazil, owned by the Controlling Shareholder, and it became a related party of the Group since September 2010. During the period from September through December 31, 2010, the Group’s purchases of pig iron amounted  $7,456, and the Group’s sales of coke and other raw materials to Usipar amounted  $13,372. As of December 31, 2010, the Group had trade accounts receivable from Usipar and prepayments in the amount of  $13,372 and  $28,841, respectively.

Property, Plant And Equipment, Net	12 Months Ended
Dec. 31, 2010
Property, Plant And Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

10.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net are comprised of:

	December 31,	December 31,
	2010	2009

Land improvements	119,069	112,240
Buildings	1,267,715	1,221,736
Transfer devices	137,562	131,871
Operating machinery and equipment	2,390,703	2,093,950
Transportation equipment and vehicles	555,112	438,994
Tools, furniture, fixtures and other	65,599	54,661

	4,535,760	4,053,452
Less accumulated depreciation	(1,583,807)	(1,278,834)

Operating property, plant and equipment, net	2,951,953	2,774,618
Mining plant and equipment	503,588	405,209
Less accumulated depletion	(71,310)	(55,515)

Mining plant and equipment, net	432,278	349,694
Construction-in-progress	2,028,855	1,347,063

Property, plant and equipment, net	5,413,086	4,471,375

Included within construction-in-progress are advances to suppliers of equipment of  $248,499 and  $174,511 as of December 31, 2010 and 2009, respectively. During the years ended December 31, 2010 and 2009, the Group incurred interest expenses of  $671,100 and  $582,346, respectively, of which interest capitalized in the cost of property, plant and equipment was  $112,703 and  $87,252, respectively. The depreciation charge amounted to  $329,959 and  $321,117 for the years ended December 31, 2010 and 2009, respectively.

Mining plant and equipment, net included mining construction in progress in the amount of  $95,668 and  $79,342 as of December 31, 2010 and 2009, respectively.

During 2009 and 2010, the Group decided to abandon and dispose of certain production equipment as a result of changes in its production strategy. As of December 31, 2010 and 2009, the carrying value of such equipment amounted to  $10,776 and  $20,940, respectively, and was written off in full, out of which  $2,993,  $3,039 and  $4,744 (in 2010) and  $3,496,  $1,669 and  $15,775 (in 2009) related to the Mining, Steel and Ferroalloy segments.

Mineral Licenses, Net	12 Months Ended
Dec. 31, 2010
Mineral Licenses, Net [Abstract]
MINERAL LICENSES, NET

11.	MINERAL LICENSES, NET

Mineral licenses, net are comprised of the following:

	December 31,	December 31,
	2010	2009

Coal deposits	3,897,684	3,909,010
Chrome deposits	1,398,340	1,389,233
Iron ore deposits	71,996	72,836
Nickel deposits	36,963	37,137
Limestone deposits	2,841	2,863
Quartzite deposits	338	1,779

Mineral licenses before depletion	5,408,162	5,412,858
Accumulated depletion	(436,434)	(279,753)

Mineral licenses, net	4,971,728	5,133,105

Most of existing mineral licenses were recorded upon acquisition of mining and ferroalloy subsidiaries. Fair values of mineral licenses pertaining to the appraised underlying mineral assets at the date of acquisition were determined by the Group based on appraisals performed by independent mining engineers for each acquisition date. The carrying values of the mineral licenses were reduced proportionate to the depletion of the respective mineral reserves at each deposit related to mining and production of reserves adjusted for the reserves re-measurement and purchase accounting effects. No residual value is assumed in the mineral license valuation.

As described in Note 3(e) above, on May 7, 2009, the Group acquired control over the BCG Companies. The BCG Companies are coal producers located in the United States, which possess and lease coking coal reserves, coal mines and processing plants. The total value allocated to the cost of the BCG Companies’ coal mineral licenses as of the date of acquisition amounted to  $2,172,382.

As described in Note 3(g) above, during the year ended December 31, 2008, the Group acquired 100% of Oriel’s shares. Oriel holds mining licenses for a chrome deposit and a nickel deposit in Kazakhstan. The total value allocated to the cost of Oriel’s chrome and nickel mineral licenses at the date of acquisition amounted to  $1,717,040 and  $7,690, respectively.

To determine the value of the mineral licenses as of December 31, 2010, the Group used quantities of underlying mineral assets, production data and other factors, including economic viability and any new exploration data.

The Group’s mining segment production activities are located within Russia, Kazakhstan and the United States. The Group’s mineral reserves and deposits are situated on the land belonging to government and regional authorities. In Russia, mining minerals require a subsoil license from the state authorities with respect to identified mineral deposits. The Group obtains licenses from such authorities and pays certain taxes to explore and produce from these deposits. These licenses expire up to 2027, with the most significant licenses expiring between 2012 and 2024, and management believes that they may be extended at the initiative of the Group without substantial cost. Management intends to extend such licenses for deposits expected to remain productive subsequent to their license expiry dates. In Kazakhstan, the Group has mining licenses for the period ended in 2029 for a chrome deposit and license expiring in 2017 for a nickel deposit. In the United States, the Group controls coal reserves and resources through a combination of lease and ownership. The leases contain percentage royalties, which vary from 3% to 8.5% and depend on coal selling prices and most of these leases contain minimums recoupable from the future production. The leases expire over the period from 2011 to 2018, and they generally contain extension clauses.

The Group holds the license for the development of the Elga coal deposit, located in the Far Eastern part of the Russian Federation. The current license expires in 2020 and is subject to renewal conditioned upon complying with certain commitments and obligations undertaken by Mechel under the Purchase and Sales Agreement and the license requirements. According to the license, as amended in May 2010, the Group is required to meet certain operational milestones as follows: (a) complete the legal permits for development of the Elga coal deposit by June 30, 2010 (a plan of initial mine block development was approved by the state authorities on June 30, 2010); (b) commence construction of the mining plant in November 2009 (the Group commenced construction of the initial mine block of Elga open pit mine in November 2009); (c) complete construction of the first phase of Elga complex by December 31, 2013 and commence coal production by November 30, 2010 (the Group commenced overburden mining at the initial mine block of Elga open pit mine in November 2010); (d) reach an estimated annual coal production capacity of 9.0 million tonnes in July 2013; and (e) reach targeted annual coal production of 18 million tonnes by July 2018. All amendments of the terms of the license were approved by the Ministry of Natural Resources and Ecology. As part of the license conditions, as amended in May 2010, the Group is also required to construct a rail branch line of approximately 315 kilometers in length by December 31, 2011. There is a risk that the Group will not be able to comply with the timely construction of the railway in the isolated area of the Elgaugol mine deposit. Failure to meet this requirement could result in the suspension or termination of the license for the development of the Elga coal deposit. The Group has significant commitments for the construction of the railway (refer to Note 24). Management believes that as of April 12, 2011, the Group is in compliance with the requirements and commitments set by the license.

The mineral licenses validity is subject to meeting different license requirements, which are currently fulfilled by the Group, except for the requirements related to two mineral licenses owned by SKCC. The Group failed to commence coal production at Raspadsk license area (New-Olzherassk underground mine) and Sorokinsk license area (Krasnogorsk open pit) in 2009 due to unfavorable economic conditions, but expects to commence such production in 2011. The carrying value of these licenses as of December 31, 2010 amounted to  $19,161. During 2009-2010, the Group applied to the local authorities for the changes in the coal production commencement terms stated in these licenses. The Group believes that the probability that the local authorities would revoke these licenses is remote.

Other Non-Current Assets	12 Months Ended
Dec. 31, 2010
Other Non-Current Assets [Abstract]
OTHER NON-CURRENT ASSETS

12.	OTHER NON-CURRENT ASSETS

Other non-current assets are comprised of the following:

	December 31,	December 31,
	2010	2009

Capitalized loan origination fees	112,269	40,844
Prepaid royalty	19,326	—
Advance payments to non-state pension funds	14,208	19,259
Prepaid bonds	8,010	—
Other	24,658	7,191

Total other non-current assets	178,471	67,294

As of December 31, 2010 and 2009, advance payments of  $14,208 and  $19,259 were made by Yakutugol under a pension benefit program to Almaznaya Osen’ and Mechel Fund non-state pension funds (refer to Note 16).

As of December 31, 2010 and 2009, the amounts of  $112,269 and  $40,844, respectively, related to capitalized origination fees on bank loans that were recorded as a non-current asset, and are being amortized using the effective interest method over the loan term (refer to Note 13). The capitalized origination fees are classified between short-term and long-term assets in a manner consistent with the related debt. The Export Credit Agency (ECA) fees capitalized within loan origination fees amounted to  $16,283 and  $6,548 as of December 31, 2010 and 2009, respectively. The ECA fees are the export credit insurance issued by the respective Export Credit Agency acting as an intermediary between national governments and exporters receiving financing.

Debt	12 Months Ended
Dec. 31, 2010
Debt [Abstract]
DEBT

13.	DEBT

	December 31, 2010		December 31, 2009
Short-Term Borrowings and Current Portion of Long-Term Debt:	Amount	Rate p.a., %	Amount	Rate p.a., %

Russian ruble-denominated:
Banks and financial institutions	744,223	5.4-8.5	493,271	9.0-16.5
Bonds issue	328,117	8.5-12.5	165,321	8.4
Corporate lenders	3,448	0.0-7.0	2,279	0.0

Total	1,075,788		660,871
U.S. dollar-denominated:
Banks and financial institutions	241,882	0.0-6.5	211,277	0.0-9.5
Corporate lenders	—		450	6.0

Total	241,882		211,727
Euro-denominated:
Banks and financial institutions	103,692	2.0-6.5	85,584	1.7-8.4

Total	103,692		85,584
Romanian lei-denominated:
Banks and financial institutions	15,603	7.6	5,750	5.5-12.4

Total	15,603		5,750
Total short-term borrowings	1,436,965		963,932
Current portion of long-term debt	640,844		959,117

Total short-term borrowings and current portion of long-term debt	2,077,809		1,923,049

The weighted average interest rate of the ruble-denominated short-term borrowings as of December 31, 2010 and 2009 was 6.8% and 14.1% p.a., respectively. The weighted average interest rate of the U.S. dollar-denominated short-term borrowings as of December 31, 2010 and 2009 was 4.7% and 4.0% p.a., respectively. The weighted average interest rate of the euro-denominated short-term borrowings as of December 31, 2010 and 2009 was 5.2% and 5.2% p.a., respectively. The weighted average interest rate of the Romanian lei-denominated short-term borrowings as of December 31, 2010 and 2009 was 7.6% and 8.1% p.a., respectively.

	December 31, 2010		December 31, 2009
Long-Term Debt, Net of Current Portion:	Amount	Rate p.a., %	Amount	Rate p.a., %

Russian ruble-denominated:
Banks and financial institutions	1,481,019	7.0-16.0	776,885	10.6-18.2
Bonds issue	984,352	9.8-19.0	487,265	12.5-19.0
Corporate lenders	289	0.0	310	0.0

Total	2,465,660		1,264,460
U.S. dollar-denominated:
Syndicated loan	2,000,000	5.3-6.3	2,348,996	7.2-8.2
Banks and financial institutions	1,080,229	0.0-8.0	1,170,945	3.3-14.0
Corporate lenders	32,323	0.0-12.0	—

Total	3,112,552		3,519,941
Euro-denominated:
Banks and financial institutions	302,722	1.3-9.0	224,692	1.3-8.2
Corporate lenders	530	0.0	358	0.0

Total	303,252		225,050
Romanian lei-denominated:
Banks and financial institutions	—		24,124	12.8-15.2

Total	—		24,124
Total long-term obligations	5,881,464		5,033,575
Less: current portion	(640,844)		(959,117)

Total long-term debt, net of current portion	5,240,620		4,074,458

The weighted average interest rate of the ruble-denominated long-term borrowings as of December 31, 2010 and 2009 was 10.4% and 13.9% p.a., respectively. The weighted average interest rate of the U.S. dollar-denominated long-term borrowings as of December 31, 2010 and 2009 was 6.5% and 8.0% p.a., respectively. The weighted average interest rate of the euro-denominated long-term borrowings as of December 31, 2010 and 2009 was 4.2% and 4.9% p.a., respectively. The weighted average interest rate of the Romanian lei-denominated long-term borrowings as of December 31, 2009 was 13.5% p.a.

Aggregate scheduled maturities of the debt outstanding as of December 31, 2010, are as follows:

Payable By:

2011 (current portion)	2,077,809
2012	1,718,476
2013	1,423,599
2014	1,123,436
2015	909,119
Thereafter	65,990

Total	7,318,429

“Yakutugol” and “Oriel” credit facility

In July 2009, the Group executed a  $1,600,000 loan arrangement (“Yakutugol” credit facility) for refinancing its syndicated loan facilities which had been obtained in 2007 for acquisition of its subsidiaries, Yakutugol and Elgaugol. “Yakutugol” credit facility was provided by a syndicate of banks with Commerzbank as facility Agreement Agent bearing interest at LIBOR plus 6.0% p.a., and provided for equal monthly installments from September 2009 through December 2012.

In July 2009, the Group executed a  $1,000,000 loan arrangement (“Oriel” credit facility) for refinancing its syndicated loan facilities which had been obtained in 2008 for acquisition of its subsidiary, Oriel. The “Oriel” credit facility was provided by a syndicate of banks with Commerzbank as facility Agreement Agent bearing interest at LIBOR plus 7.0% p.a., and provided for equal monthly installments from July 2010 through December 2012.

New syndicated loan

In September 2010, the Group executed a  $2,000,000 syndicated credit facility agreement and refinanced its remaining debt obligations under “Yakutugol” and “Oriel” credit facilities. The new facility is split between CMP, SKCC, SUNP and Yakutugol in the amounts of  $95,238,  $857,143,  $190,476 and  $857,143, respectively. The facility is drawn in two tranches, a 3-year and a 5-year tranche in amount of  $800,000 and  $1,200,000, respectively. The repayment is scheduled in monthly installments after the 9 and 15 month grace periods, respectively. The credit facility bears interest at a rate of LIBOR plus 5.0-6.0% p.a.

The Group appointed ING Bank N.V. and the Royal Bank of Scotland N.V. as Coordinators. In addition, BNP Paribas SA, CJSC UniCredit Bank, Commerzbank Aktiengesellschaft, HSBC Bank plc, Natixis, OJSC “Nordea Bank”, Raiffeisen Zentralbank Oesterreich AG, Société Générale, UniCredit Bank AG, VTB Bank (Austria) AG, VTB Bank (Deutschland) AG and VTB Bank (France) SA acted as Mandated Lead Arrangers and Morgan Stanley and Credit Suisse as Lenders for the facility.

Guarantees under the new syndicated loan are jointly issued by BMP, KMP, Mechel OAO, Mechel Carbon AG, Mechel-Mining OAO, Mechel Service Global B.V., Mechel Trading AG, Oriel, SKCC and Yakutugol for the total amount of  $2,000,000. In addition, the loan is secured by 1,212,594 common shares of Yakutugol (29.99% of total common shares); 10,832,764 common shares of SKCC (29.99%); 474,294 common shares of CMP (14.99%) and 149,935 common shares of SUNP (25%).

The Group treated this refinancing as debt modification under FASB ASC 470, “Debt” (“ASC 470”). The fees associated with the modified debt, along with existing capitalized origination fees, were capitalized and amortized as an adjustment of interest expense over the remaining term of the syndicated loan using the interest method.

Gazprombank facility agreement

In February 2009, the Group signed a  $1,000,000 U.S. dollar-denominated credit facility agreement with Gazprombank bearing interest at 14.0% p.a. The loan is repayable in quarterly installments in 2010-2012. The indebtedness under the credit facility is secured by the pledge of 1,010,498 common shares of Yakutugol (25% of total common shares) and 9,027,306 common shares of SKCC (25%).

In February 2010, the Group signed a prolongation agreement with Gazprombank. According to this agreement, the credit facility including the short-term portion of  $480,000 falling due in 2010 was rescheduled to be repaid in 2013-2015 and the interest rate was gradually reduced from 14.0% to 9.0%, 8.0% and 7.5% p.a. Consequently, the whole amount of the Gazprombank debt outstanding as of December 31, 2010 is classified as long-term. The Group treated this modification as debt extinguishment under ASC 470-50, but at the date of such prolongation the Gazprombank interest rates for the Group were consistent with the current market rates for similar borrowers. As a result there was no income statement effect as a result of such debt extinguishment.

Bonds

On June 21, 2006, Mechel OAO issued 5,000,000 ruble-denominated bonds in an aggregate principal amount of 5 billion Russian rubles ( $184,877). The bonds were issued at 100% par value. Interest is payable every 6 months in arrears. The interest rate for the first coupon period was determined upon the issuance based on the bids of buyers and amounted to 8.4% p.a. The interest rate for the second to the eighth coupon periods was set as equal to that of the first period. The bondholders had an option to demand repayment of the bonds at par value starting June 21, 2010. The interest rate for the ninth and tenth coupon was set at 8.5% p.a. The interest rate for the eleventh to the fourteenth coupon periods is set by the Group and made public 10 days before the respective coupon period starts. The next demand repayment option is set on June 10, 2011. The obligatory redemption date is June 12, 2013. Bonds are secured by a guarantee issued by MTH. The aggregate amount of the guarantee issued is 5 billion Russian rubles ( $164,059). The costs related to the issuance of bonds in the amount of  $739 were capitalized and are amortized to interest expense over the term of bonds. The balance outstanding as of December 31, 2010 was  $164,059 and is classified as current debt.

On July 30, 2009, Mechel OAO issued 5,000,000 ruble-denominated bonds in an aggregate principal amount of 5 billion Russian rubles ( $159,154). The bonds were issued at 100% par value. Interest is payable every 3 months in arrears. The interest rate for the first coupon period was determined upon the issuance based on the bids of buyers and amounted to 19% p.a. The interest rate for the second to the twelfth coupon periods is set as equal to that of the first period. The interest rate for the thirteenth to the twenty-eighth coupon periods is set by the Group and made public 5 days before the respective coupon period starts. The bondholders have an option to demand repayment of the bonds at par value starting July 21, 2012. The obligatory redemption date is July 21, 2016. Bonds are secured by a guarantee issued by Yakutugol. The aggregate amount of the guarantee issued is 5.2 billion Russian rubles ( $169,610). The costs related to the issuance of bonds in the amount of  $1,844 were capitalized and are amortized to interest expense over the term of bonds. The balance outstanding as of December 31, 2010 was  $164,059 and is classified as long-term debt.

On October 20, 2009, Mechel OAO issued 5,000,000 ruble-denominated bonds in an aggregate principal amount of 5 billion Russian rubles ( $170,327). The bonds were issued at 100% par value. Interest is payable every 3 months in arrears. The interest rate for the first coupon period was determined upon the issuance based on the bids of buyers and amounted to 12.5% p.a. The interest rate for the second to the twelfth coupon periods is set as equal to that of the first period. The interest rate for the thirteenth to the thirty-sixth coupon periods is set by the Group and made public 5 days before the respective coupon period starts. The bondholders have an option to demand repayment of the bonds at par value starting October 11, 2012. The obligatory redemption date is October 9, 2018. Bonds are secured by a guarantee issued by Yakutugol. The aggregate amount of the guarantee issued is 5.1 billion Russian rubles ( $168,216). The costs related to the issuance of bonds in the amount of  $703 were capitalized and are amortized to interest expense over the term of bonds. The balance outstanding as of December 31, 2010 was  $164,059 and is classified as long-term debt.

On November 13, 2009, Mechel OAO issued 5,000,000 ruble-denominated bonds in an aggregate principal amount of 5 billion Russian rubles ( $174,398). The bonds were issued at 100% par value. Interest is payable every 6 months in arrears. The interest rate for the first coupon period was determined upon the issuance based on the bids of buyers and amounted to 12.5% p.a. The interest rate for the second to the fourth coupon periods is set as equal to that of the first period. The interest rate for the fifth and sixth coupon periods is set by the Group and made public 5 days before the respective coupon period starts. The bondholders have an option to demand repayment of the bonds at par value starting November 3, 2011. The obligatory redemption date is November 9, 2012. The costs related to the issuance of bonds in the amount of  $643 were capitalized and are amortized to interest expense over the term of bonds. The balance outstanding as of December 31, 2010 was  $164,059 and is classified as current debt.

On March 16, 2010, Mechel OAO issued 5,000,000 ruble-denominated bonds in an aggregate principal amount of 5 billion Russian rubles ( $170,443). The bonds were issued at 100% par value. Interest is payable every 6 months in arrears. The interest rate for the first coupon period was determined upon the issuance based on the bids of buyers and amounted to 9.75% p.a. The interest rate for the second to the sixth coupon periods is set as equal to that of the first period. The obligatory redemption date is March 12, 2013. The costs related to the issuance of bonds in the amount of  $1,620 were capitalized and are amortized to interest expense over the term of bonds. The balance outstanding as of December 31, 2010 was  $164,059 and is classified as long-term debt.

On April 28, 2010, Mechel OAO issued 5,000,000 ruble-denominated bonds in an aggregate principal amount of 5 billion Russian rubles ( $172,044). The bonds were issued at 100% par value. Interest is payable every 6 months in arrears. The interest rate for the first coupon period was determined upon the issuance based on the bids of buyers and amounted to 9.75% p.a. The interest rate for the second to the sixth coupon periods is set as equal to that of the first period. The obligatory redemption date is April 24, 2013. The costs related to the issuance of bonds in the amount of  $360 were capitalized and are amortized to interest expense over the term of bonds. The balance outstanding as of December 31, 2010 was  $164,059 and is classified as long-term debt.

On September 7, 2010, Mechel OAO issued two 5,000,000 ruble-denominated bonds in an aggregate principal amount of 10 billion Russian rubles ( $327,042). The bonds were issued at 100% par value. Interest is payable every 6 months in arrears. The interest rate for the first coupon period was determined upon the issuance based on the bids of buyers and amounted to 10.0% p.a. The interest rate for the second to the tenth coupon periods is set as equal to that of the first period. The interest rate for the eleventh to twentieth coupon periods is set by the Group and made public 5 days before the respective coupon period starts. The bondholders have an option to demand repayment of the bonds at par value starting August 27, 2015. The obligatory redemption date is August 25, 2020. The costs related to the issuance of bonds in the amount of  $864 were capitalized and are amortized to interest expense over the term of bonds. The balance outstanding as of December 31, 2010 was  $328,118 and is classified as long-term debt.

Other loans

Other significant debt provided by bank financing included credit line facilities from Sberbank, VTB, Bank of Moscow, Uralsib Bank, Alfa-Bank, UniCredit Bank, BNP Paribas and other institutions. The unused portion under all credit facilities as of December 31, 2010 and 2009 was  $943,646 and  $491,369, respectively. As of December 31, 2010, the Group’s credit facilities provided aggregated borrowing capacity of  $8,262,075, of which  $3,021,459 expires within a year.

The outstanding balances of short-term and long-term debt by denominated currencies as of December 31, 2010 and 2009 were as follows:

	December 31, 2010	December 31, 2009
Short-Term and Long-Term Debt:	Amount	Amount

Russian ruble-denominated:
Bonds	1,312,469	652,586
Sberbank	906,479	281,746
VTB	610,298	495,963
Gazprombank	393,741	360,400
Bank of Moscow	177,183	56,209
MBRR	49,218	—
MDM	32,812	—
Promsvyazbank	12,521	—
Moscow Credit Bank	—	46,290
Raiffeisenbank	—	18,979
UniCredit Bank (former Bayerische Hypo-und-Vereinsbank)	—	9,841
Other	46,727	3,317

Total	3,541,448	1,925,331
U.S. dollar-denominated:
Syndicated credit facility (previously referred to as “Yakutugol” and “Oriel” facilities)	2,000,000	2,348,996
Gazprombank	1,000,000	1,035,000
Alfa-bank	100,000	—
Uralsib	95,000	73,000
UniCredit Bank (former Bayerische Hypo-und-Vereinsbank)	38,855	68,453
ING Bank	23,225	52,632
Raiffeisenbank	—	12,000
Other	97,354	141,587

Total	3,354,434	3,731,668
Euro-denominated:
Uralsib	59,740	71,730
Fortis Bank	56,785	67,262
UniCredit Bank (former Bayerische Hypo-und-Vereinsbank)	50,653	44,790
ING Bank	40,553	26,291
VTB	35,320	29,256
Commerzbank	30,287	24,615
ABN AMRO	26,423	22,167
Raiffeisenbank	17,499	8,075
Sberbank	6,492	—
Other	83,192	16,448

Total	406,944	310,634
Romanian lei-denominated:
Raiffeisenbank	15,603	20,943
Other	—	8,931

Total	15,603	29,874

Total short-term and long-term debt	7,318,429	5,997,507

In 2010 and 2009, Gazprombank provided long-term and short-term ruble and U.S. dollar-denominated loans to CMP, Mechel Service and MTH bearing interest at 7.0-9.8% p.a. The outstanding balance as of December 31, 2010 and 2009 was  $393,741 and  $395,400, respectively.

In 2010 and 2009, Sberbank provided long-term and short-term ruble and euro-denominated loans to the Group’s subsidiaries bearing interest at 6.5-16.5% p.a. The outstanding balances as of December 31, 2010 and 2009 were  $912,971 and  $281,746, respectively. The indebtedness under the long-term credit facility with CMP totaling to  $492,176 as of December 31, 2010 is secured by the pledge of 1,866,711 common shares of BMP (25% plus 1 share of total common shares).

During 2008, VTB provided a short-term ruble-denominated loan to the Group’s subsidiaries (CMP, SKCC and Yakutugol) bearing interest at 12.0%, which was increased by the bank in November 2009 up to 14.6% p.a. for Yakutugol and SKCC and up to 14.0% p.a. for CMP. In September 2010, the interest rate was decreased to 9.75% p.a. for SKCC. In accordance with an amendment to the agreement, the loan should be repaid in November 2012. The outstanding balances as of December 31, 2010 and 2009 were  $446,240 and  $495,963, respectively.

In 2009, VTB provided euro-denominated long-term and short-term loans to HBL bearing interest 8.3-8.5% p.a. The outstanding balances as of December 31, 2010 and 2009 were  $31,312 and  $23,648, respectively.

During 2010, VTB provided ruble and euro-denominated long-term and short-term loans to CMP and Mechel OAO, bearing interest at 6.1-8.6% in the total amount of  $398,952. The outstanding balances as of December 31, 2010 and 2009 were  $168,066 and  $nil, respectively.

In 2010 and 2009, Bank of Moscow provided long-term and short-term ruble-denominated loans to MTH and Yakutugol bearing interest at 7.9-12.0% p.a. The outstanding balances as of December 31, 2010 and 2009 were  $177,183 and  $56,209, respectively.

In 2010 and 2009, Uralsib Bank provided BMP, KMP and Izhstal with short-term U.S. dollar and euro-denominated loans bearing interest at 3.8-9.5% p.a. The outstanding balances as of December 31, 2010 and 2009 were  $154,740 and  $144,730, respectively.

During 2010, Alfa-bank provided Mechel Trading Ltd. with two short-term U.S. dollar-denominated loans bearing interest at 6.5%-8.0% p.a. in the total amount of  $200,000. The outstanding balance as of December 31, 2010 was  $100,000.

In 2010 and 2009, UniCredit Bank provided short-term and long-term U.S. dollar, ruble and euro-denominated loans to the Group’s subsidiaries bearing interest at 1.6-9.0% p.a. The outstanding balances as of December 31, 2010 and 2009 were  $89,508 and  $123,084, respectively.

During 2008-2010, ING Bank provided the Group’s subsidiaries with short-term and long-term U.S. dollar, Romanian lei and euro-denominated loans bearing interest at 1.0-6.0% p.a. The outstanding balances as of December 31, 2010 and 2009 were  $63,778 and  $78,923, respectively.

During 2009 and 2008, Fortis Bank provided the Group’s subsidiaries with U.S. dollar and euro-denominated loans bearing interest at 0.5-5.6% p.a. The outstanding balances as of December 31, 2010 and 2009 were  $56,785 and  $67,262, respectively.

During 2010, MBRR provided Mechel-Energo with a short-term ruble-denominated loan bearing interest at 6.5% p.a. in the amount of  $49,392. The outstanding balance as of December 31, 2010 was  $49,218.

During 2009 and 2008, Raiffeisenbank provided to the Group’s subsidiaries with short-term and long-term multi-currency-denominated loans bearing interest at 1.6-7.6% p.a. The outstanding balances as of December 31, 2010 and 2009 were  $33,102 and  $59,997, respectively.

During 2009, upon the acquisition of the BCG Companies, the Group included in its debt portfolio long-term U.S. dollar-denominated loans from Carter Bank and Trust, First United National Bank, Caterpillar Finance, People’s Capital and Leasing Corporation and other banks in the total amount of  $115,527 bearing interest at 0.0-11.3% p.a. The outstanding balances as of December 31, 2010 and 2009 were  $32,849 and  $100,719, respectively.

Pledges

As of December 31, 2010 and 2009, the carrying value of property, plant and equipment pledged under the loan agreements amounted to  $721,800 and  $693,051, respectively. Carrying value of inventories pledged under the loan agreements amounted to  $148,521 and  $116,234 as of December 31, 2010 and 2009, respectively. Accounts receivable pledged as of December 31, 2010 and 2009 amounted to  $96,551 and  $143,433, respectively. Cash pledged under the loan agreements amounted to  $72,864 and  $25,913 as of December 31, 2010 and 2009, respectively. In addition to the subsidiaries’ share pledges disclosed elsewhere in this Note, 632,393 common shares of CMP (20% of total common shares) were pledged under the long-term credit facility with BNP Paribas as of December 31, 2010.

Covenants

The Group’s loan agreements contain a number of covenants and restrictions, which include, but are not limited to financial ratios, maximum amount of debt, minimum value of shareholder’s equity and cross-default provisions. The covenants also include, among other restrictions, limitations on (i) indebtedness of certain companies in the Group, and (ii) amounts that can be expended for new investments and acquisitions. Covenant breaches generally permit lenders to demand accelerated repayment of principal and interest.

As of December 31, 2009, the Group breached a number of financial and non-financial covenants in various loan agreements but received appropriate consents and covenant amendments from the banks and as of the date of the issuance of the financial statements, the Group did not have any violations of the covenants, which might lead to the demand for accelerated repayment of principal and interest under various facility agreements.

As of December 31, 2009, the Group received consents and covenant amendments relating to the following breaches under the most significant long-term and short-term loan arrangements totaling  $4,096,217:

•	The Group was not in compliance with certain financial ratios, specifically, “Net Borrowings” as defined by the applicable debt agreements, do not exceed $5,500,000, while the actual Group’s Net Borrowings amount as of December 31, 2009 was $5,677,471. The amount of the covenant was amended to $5,750,000;

•	HBL breached the financial ratios “Financial Indebtedness to EBITDA” and “EBITDA to Net Interest Expense” set at level of at lowest 3:1 and at highest 3:1, respectively, under the long-term euro-denominated loan agreement signed with VTB (Deutchland) while the actual ratios as of December 31, 2009 were 10.8:1 and 0.7:1, respectively. The outstanding balance under this loan agreement was $23,648 as of December 31, 2009;

•	Ductil Steel breached “Debt to EBITDA” ratio set at less than 3:1 under the long-term U.S. dollar denominated loan agreement with ING Bank. Ductil Steel also was not in compliance with the following covenant: “the Borrower shall route through the Bank a percentage of its turnover equal to that of the Total Facility granted by the Bank in Borrower’s total bank debts”. The outstanding amount under this loan agreement was $22,481 as of December 31, 2009;

•	MTH, being a guarantor under the facility agreement between SKCC and UniCredit Bank, breached the “Equity” ratio set at a level of the highest $200,000. The outstanding amount under this guarantee agreement was $40,000 as of December 31, 2009;

•	Yakutugol and SKCC did not reach the minimum level of export sales turnover to be routed through the bank account that was set at 50% under the long-term U.S. dollar-denominated loan agreement with Gazprombank. The outstanding amount under these loans was $1,000,000 as of December 31, 2009.

In June 2009, the BCG Companies received a request from the lenders under the long-term U.S. dollar-denominated facility agreement with People’s Capital and Leasing Corporation regarding an immediate repayment of the outstanding amount of  $3,446 as of December 31, 2009, due to the change in ownership. As of the date of the issuance of these financial statements, a new repayment schedule is under discussion between counterparties.

As of December 31, 2010, the Group had no breaches of financial and non-financial covenants. Accordingly, no reclassifications of long-term debt to short-term liabilities due to covenant violations were made as of December 31, 2010 and 2009.

Specifically, as of December 31, 2010 the Group had to comply with the following ratios under the most significant loan agreements:

•	The Group’s Shareholder Equity shall be at all times greater than or equal to $4 billion, while the actual amount as of December 31, 2010 was $4,642,825;

•	Consolidated Net Borrowings to EBITDA shall be not more than 3.5, while the actual ratio is 3.45;

•	Consolidated EBITDA to net interest expenses shall be equal to or more than 2, while the actual ratio was 3.72.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

14.	FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Group adopted ASC 820, which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data;

•	Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

Assets Measured at Fair Value on a Recurring Basis

The Group has segregated all financial assets that are measured at fair value on a recurring basis as of December 31, 2009 and 2008 into the most appropriate level within the fair value hierarchy based on the inputs used to determine the fair value at the measurement date in the table below:

				Fair Value
December 31, 2010	Level 1	Level 2	Level 3	Measurements

Assets:
Available-for-sale securities	5,512	—	—	5,512

Total assets	5,512	—	—	5,512

Liabilities:
Contingent liability	—	—	(21,999)	(21,999)

Total liabilities	—	—	(21,999)	(21,999)

				Fair Value
December 31, 2009	Level 1	Level 2	Level 3	Measurements

Assets:
Available-for-sale securities	9,118	—	—	9,118

Total assets	9,118	—	—	9,118

Liabilities:
Contingent liability	—	—	(20,369)	(20,369)

Total liabilities	—	—	(20,369)	(20,369)

To determine the fair value of available-for-sale securities quoted market prices in active markets for identical assets were used by the Group and they were considered as Level 1 inputs.

The contingent liability measured at fair value is represented by the Drilling Program contingent liability (refer to Note 3(e)), which was calculated using the estimated tonnage of coal in-place determined by the independent appraisal. The maturity date of the contingent liability is May 7, 2014. The present value of contingent liability was determined using an 8% discount rate, stated in the Merger agreement for actual settlement of contingent obligation, which represents the estimate of the amount that would have been paid if the Group had settled the liability at the balance sheet date.

The Group’s model inputs used involve significant management judgment. Such assets and liabilities are typically classified within Level 3 of the fair value hierarchy. The table below sets forth a summary of changes in the fair value of Group’s Level 3 financial liability at December 31, 2010:

Contingent
Liability

Balance at the acquisition date	(514,607)
Gain resulting from remeasurement of contingent liability (Note 22)	494,238
Transfers in and out of Level 3	—

Balance at at beginning of year	(20,369)

Loss resulting from remeasurement of contingent liability (Note 22)	(1,630)
Transfers in and out of Level 3	—

Balance at end of year	(21,999)

As of December 31, 2010, the fair value of variable and fixed rate long-term loans (based on future cash flows discounted at current long-term market rates available for corporations) was as follows:

	Carrying Value incl.
	Interest Accrued as of	Fair Value as of
	December 31, 2010	December 31, 2010

Russian ruble-denominated debt	2,264,631	2,100,583
U.S. dollar-denominated debt	2,822,258	2,808,031
Euro-denominated debt	199,467	197,037

Total long-term debt	5,286,356	5,105,651

The fair value of cash and cash equivalents, short-term investments, accounts receivable and accounts payable, short-term borrowings, bank financing, equipment financing contracts and other financial instruments not included in the tables above approximates carrying value.

The Group assessed the maximum amount of loss due to credit risk that would be incurred if the parties that make up a concentration of credit risk failed to perform according to the terms of contracts and consider the probable amount of such loss immaterial for the periods presented in these financial statements.

Asset Retirement Obligations	12 Months Ended
Dec. 31, 2010
Asset Retirement Obligations [Abstract]
ASSET RETIREMENT OBLIGATIONS

15.	ASSET RETIREMENT OBLIGATIONS

The Group has numerous asset removal obligations that it is required to perform under law or contract once an asset is permanently taken out of service. The majority of these obligations are not expected to be paid for many years, and will be funded from general Group resources at the time of removal. The Group’s asset retirement obligations primarily relate to its steel and mining production facilities with related landfills and dump areas and its mines.

The following table presents the movements in asset retirement obligations for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008

Asset retirement obligation at beginning of year	59,695	71,604	71,294
Liabilities incurred in the current year	1,770	3,359	6,066
Liabilities settled in the current year	(2,821)	(6,706)	(5,300)
Accretion expense	6,545	7,398	6,078
Revision in estimated cash flow	(8,228)	(13,262)	7,155
Translation difference	(741)	(2,698)	(13,689)

Asset retirement obligation at end of year	56,220	59,695	71,604

Liabilities incurred during the year ended December 31, 2010 are mainly represented by the obligations arising on the acquisitions of TPP Rousse in the amount of  $1,688. Liabilities incurred during the year ended December 31, 2009 are represented by the obligations arising on the acquisition of the BCG Companies in the amount of  $3,359. Liabilities incurred during the year ended December 31, 2008 are represented by the obligations arising on the acquisitions of Oriel and Ductil Steel in the amounts of  $3,264 and  $2,802, respectively.

Revision in estimated cash flow represented the effect of the changes resulting from the management revisions to the timing and/or the amounts of the original estimates, and is recorded through an increase or decrease in the value of the underlying non-current assets. The effects of revisions in estimated cash flows relate mainly to continuous refinement of future asset removal activities and restoration costs at CMP and SKCC during the year ended December 31, 2010, at Izhstal during the year ended December 31, 2009 and at CMP and SKCC during the year ended December 31, 2008 as assessed by the Group with the help of independent environmental engineers.

Pension and Postretirement Benefits	12 Months Ended
Dec. 31, 2010
Pension and Postretirement Benefits [Abstract]
PENSION AND POSTRETIREMENT BENEFITS

16.	PENSION AND POSTRETIREMENT BENEFITS

In addition to the state pension and social insurance required by the Russian legislation, the Group has a number of defined benefit occupational pension plans that cover the majority of production employees and some other postretirement benefit plans.

A number of the Group’s companies provide their former employees with old age retirement pensions. The old age retirement pension is conditional to the member qualifying for the state old age pension. Some employees are also eligible for an early retirement in accordance with the state pension regulations and specific coal industry rules (so-called “territorial treaties”), which also provide for certain post retirement benefits in addition to old age pensions. Additionally the Group voluntarily provides financial support, of a defined benefit nature, to its old age and disabled pensioners, who did not acquire any pension under the occupational pension program.

The Group also provides several types of long-term employee benefits such as death-in-service benefit and invalidity pension of a defined benefit nature. The Group may also provide the former employees with reimbursement of coal and wood used for heating purposes. In addition, one-time lump sum benefits are paid to employees of a number of the Group’s companies upon retirement depending on the employment service with the Group and the salary level of an individual employee. All pension plans are unfunded until the qualifying event occurs.

Several entities contribute certain amounts to non-state pension funds (Almaznaya Osen’ and Mechel Fund), which, together with amounts earned from investing the contributions, are intended to provide pensions to members of pension plans. However, pursuant to agreements between the Group and these non-state pension funds, under certain circumstances, these assets are not effectively restricted from possible withdrawal by the employer. Based on this fact, these assets do not qualify as “plan assets” under U.S. GAAP and these pension schemes are considered to be fully unfunded.

During 2010, the Group introduced a new corporate plan for the majority of the Russian entities except for Yakutugol. As a result the Group ceased to bear any liabilities to provide either pension or lump sum upon retirement benefits, or both, to the employees who do not participate in the corporate pension plan. In addition, the Group terminated the provision of the guarantees concerning the amount of the pension provided via a non-state pension fund to those employees who were born after a certain year.

As of December 31, 2010, there were approximately 71,618 active participants under the defined benefit pension plans and 29,620 pensioners receiving monthly pensions or other regular financial support from these plans. As of December 31, 2009, the related figures were 70,594 and 27,234, respectively. The majority of employees at the Group’s major subsidiaries belong to the trade unions.

The total number of the BCG Companies’ employees and their dependents eligible for benefits as of December 31, 2010 was 669 and the total number of retirees and their dependents was 142. As of December 31, 2009, the related figures were 220 and 142, respectively. The majority of employees belong to the United Mine Workers of America (UMWA).

Actuarial valuation of pension and other post employment and postretirement benefits was performed in March 2011, with the measurement date of December 31, 2010. Members’ census data as of that date was collected for all relevant business units of the Group.

Pension costs determined by the Group are supported by an independent qualified actuary, and are charged to the statements of income and comprehensive income (loss) ratably over employees’ working service with the Group.

As of December 31, 2010 and 2009, projected benefit obligation and other postretirement benefit obligations amounted to  $188,068 and  $183,989, respectively.

Projected benefit obligation

The movements in the projected benefit obligation (“PBO”) were as follows during the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008

Projected benefit obligation at beginning of year	156,880	187,030	330,366
Service cost	6,990	7,680	9,245
Interest cost	12,572	14,917	18,426
Obligations arising from acquisitions and other	1,564	1,665	6,901
Benefits paid	(15,091)	(15,000)	(11,895)
Actuarial (gain) loss	(4,505)	3,650	(74,889)
Plan amendments	8,852	1,856	(1,750)
Curtailment gain	(18,237)	(38,573)	(52,156)
Translation difference	(1,491)	(6,345)	(37,218)

Projected benefit obligation at end of year	147,534	156,880	187,030

The curtailment gain was recognized in 2010 due to an introduction of a new corporate plan for the majority of the Russian entities resulting in a termination of the defined benefit pension and lump sum upon retirement for certain employees and overall decrease in number of employees.

The plan amendments in 2010 related to the adoption of changes to the collective bargaining agreements of Yakutugol introducing partial compensation of heating expenses to current employees and pensioners and change in valuation of lump sum upon retirement provided by Yakutugol.

The main reason for the reduction in the PBO in 2009 related to curtailments, settlements and actuarial gains related to Yakutugol, and were specifically attributable to the revisions in the resettlement program due to changes in the program, eligibility, assumptions and significant reduction in number of employees at Yakutugol, which resulted in the decrease in the PBO by  $35,782.

The main reasons for the reduction in the PBO in 2008 related to the following:

•	Revisions in the resettlement program due to changes in assumptions and significant reduction in number of employees at Yakutugol resulted in the decrease in PBO by $8,248;

•	Change in assumptions, significant reduction in number of employees, settlement of obligations towards withdrawn deferred pensioners, and changes in benefit formula resulted in the overall decrease in the PBO by $37,215;

•	Actuarial gain of $39,923 related to changes in discount rates, staff turnover, retirement age and other assumptions.

Amounts recognized in the consolidated balance sheets were as follows as of December 31, 2010 and 2009:

	December 31,	December 31,
	2010	2009

Pension obligation, current portion	33,337	30,610
Pension obligation, net of current portion	114,197	126,270

Total pension obligation	147,534	156,880

The components of net periodic benefit cost were as follows for the year ended December 31, 2010, 2009 and 2008:

	2010	2009	2008

Service cost	6,990	7,680	9,245
Amortization of prior service cost	670	313	500
Interest cost	12,572	14,917	18,426
Amortization of actuarial gain	(2,581)	(3,187)	(89)
Curtailment gain	(13,910)	(37,717)	(23,421)
Termination benefits	—	—	4,524
Other benefits	545	1,665	—

Net periodic benefit cost	4,286	(16,329)	9,185

The PBO, accumulated benefit obligation, fair value of plan assets and funded status were as follows as of December 31, 2010 and 2009:

	December 31,	December 31,
	2010	2009

Projected benefit obligation	147,534	156,880
Accumulated benefit obligation	116,549	115,843
Fair value of plan assets	—	—
Funded status	(147,534)	(156,880)

Amounts recognized in accumulated other comprehensive income (“AOCI”) were as follows for the years ended December 31, 2010 and 2009:

	2010	2009

Net gain	(59,233)	(57,079)
Prior service cost	8,801	3,015
Translation difference	759	—

Total amount recognised in AOCI	(49,673)	(54,064)

The change in the PBO recognized in OCI was as follows for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008

Additional (gain) loss arising during the year	(4,505)	3,650	(74,889)
Less re-classified (gain) loss amortization	(606)	(2,490)	20,276
Additional prior service cost (credit) from plan amendment	8,852	1,856	(1,750)
Less re-classified prior service cost amortization	3,023	472	500
Translation difference	2,461	(2,245)	9,756

Net amount recognised in other comprehensive income for the year	4,391	5,279	(87,659)

The key actuarial assumptions used to determine benefit obligations were as follows as of December 31, 2010 and 2009:

	2010	2009

Discount rate
Russian entities	8.00%	8.70%
Romanian entities	7.00%	10.00%
German entities	5.15%	5.25%
Bulgarian entities	5.20%	N/A
Expected return on plan assets	N/A	N/A
Rate of compensation increase
Russian entities	7.29%	7.79%
Romanian entities	5.37%	5.37%
German entities	4.00%	4.00%
Bulgarian entities	5.79%	N/A

The key actuarial assumptions used to determine net benefit cost for the years ended December 31, 2010 and 2009:

	2010	2009

Discount rate
Russian entities	8.70%	9.00%
Romanian entities	10.00%	13.00%
German entities	5.25%	5.25%
Bulgarian entities	5.50%	N/A
Expected return on plan assets	N/A	N/A
Rate of compensation increase
Russian entities	7.79%	8.61%
Romanian entities	5.37%	6.10%
German entities	4.00%	4.00%
Bulgarian entities	5.49%	N/A

The results of sensitivity analysis of PBO as of December 31, 2010 are presented below:

Change in PBO
as of December 31, 2010
% from the “Base Case” PBO

Discount rate of 1% p.a. lower than “base case”	8%
Salary growth of 1% p.a. higher than “base case”	3.5%
Staff turnover rate plus 3% p.p. for all ages	(4.6)%

The amounts in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost during the year ended December 31, 2011:

2011

Transition obligation (asset)	—
Net gain	(4,323)
Prior service cost	1,582

Total amounts expected to be recognized during 2011	(2,741)

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	2011	2012	2013	2014	2015	2016-2020	Total

Pensions (including monthly financial support)	16,489	6,706	7,340	8,055	8,994	39,676	87,260
Other benefits	16,848	5,326	4,895	5,394	6,044	31,918	70,425

Total expected benefits to be paid	33,337	12,032	12,235	13,449	15,038	71,594	157,685

Other postretirement benefit obligations

Upon the acquisition by the Group of the BCG Companies on May 7, 2009 (refer to Note 3(e)), the Group recognized the healthcare postretirement benefit obligations. The movements in accumulated postretirement benefit obligation were as follows during the year ended December 31, 2010 and 2009:

	2010	2009

Accumulated postretirement benefit obligation at beginning of year	27,109	—
Service cost	1,178	515
Interest cost	1,837	1,037
Obligations arising from acquisitions	—	21,420
Actuarial loss	12,001	4,875
Benefits paid	(1,591)	(738)

Accumulated postretirement benefit obligation at end of year	40,534	27,109

Amounts recognized in the consolidated balance sheets were as follows as of December 31, 2010 and 2009:

	December 31,	December 31,
	2010	2009

Postretirement obligation, current portion	1,259	1,107
Postretirement obligation, net of current portion	39,275	26,002

Total postretirement obligation	40,534	27,109

The components of net periodic benefit cost were as follows for the year ended December 31, 2010 and 2009:

	2010	2009

Service cost	1,178	515
Amortization of prior service cost	144	—
Interest cost	1,837	1,037

Net periodic benefit cost	3,159	1,552

A summary of accumulated postretirement benefit obligation, employer contributions, benefits paid and funded status were as follows as of December 31, 2010 and 2009:

	December 31,	December 31,
	2010	2009

Accumulated postretirement benefit obligation at end of year	40,534	27,109
Employer contributions	1,591	738
Benefits paid	(1,591)	(738)

Funded status at end of year	(40,534)	(27,109)

Amounts recognized in AOCI were as follows for the year ended December 31, 2010 and 2009:

	2010	2009

Net actuarial loss	16,733	4,876

Other changes in assets and benefit obligations recognized in other comprehensive income were as follows as of December 31, 2010 and 2009:

	December 31,	December 31,
	2010	2009

Net actuarial loss	12,001	4,876
Amortization of net gain	(144)	—

Total recognized in other comprehensive income	11,857	4,876

Other information used in actuarial valuation as of December 31, 2010 and 2009:

	December 31,	December 31,
	2010	2009

Market-related value of assets as of beginning of fiscal period	—	—
Amount of future annual benefits of plan participants covered by insurance contracts issued by the employer or related parties	—	—
Alternative amortization methods used
Prior service cost	N/A	N/A
Unrecognized net (gain)/loss	None	None
Employer commitments to make future plan amendments (that serve as the basis for the employer’s accounting for the plan)	None	None

The key actuarial assumptions used to determine benefit obligations at December 31, 2010 and 2009:

	2010	2009

Discount rate	5.64%	6.28%
Expected return on plan assets	N/A	N/A
Rate of compensation increase	N/A	N/A
Healthcare cost trend rate	10.00%	10.00%
Ultimate rate	5.00%	5.00%
Number of years to reach ultimate rate	10	5

The key actuarial assumptions used to determine net benefit cost for the years ended December 31, 2010 and 2009:

	2010	2009

Discount rate	6.28%	7.40%
Expected return on plan assets	N/A	N/A
Healthcare cost trend assumed for the subsequent year	10.00%	10.00%
Ultimate rate	5.00%	5.00%
Number of years to reach ultimate rate	5	5

The results of sensitivity analysis of postretirement benefit obligations as of December 31, 2010 are presented below:

Change in Postretirement
Benefit Obligations
as of December 31, 2010

Annual effect of 1% point increase in healthcare cost trend on:
Service and interest cost components	1,429
Accumulated postretirement benefit obligation	7,921
Annual effect of 1% point decrease in healthcare cost trend on:
Service and interest cost components	(1,034)
Accumulated postretirement benefit obligation	(6,176)

The amounts in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost during the year ended December 31, 2011:

2011

Transition obligation (asset)	—
Net loss	645
Prior service cost (credit)	—

Total amounts expected to be recognized during 2011	645

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	2011	2012	2013	2014	2015	2016-2020	Total

Estimated future benefit payments reflecting expected future service	1,259	1,353	1,437	1,531	1,630	9,044	16,254

Finance Lease	12 Months Ended
Dec. 31, 2010
Finance Lease [Abstract]
FINANCE LEASE

17.	FINANCE LEASE

In 2010 and 2009, several Group’s subsidiaries entered into agreements with third parties for the lease of transport and production equipment. The leases were classified as finance (capital) lease in accordance with ASC 840, “Leases”, as they contain a bargain purchase option and the title to the leased equipment transfers to the lessee at the end of the lease term.

As of December 31, 2010 and 2009, the net book value of the leased assets was as follows:

	December 31,	December 31,
	2010	2009

Transport equipment and vehicles	195,054	105,981
Machinery and equipment	93,639	39,455
Construction in progress	1,731	—
Less: accumulated depreciation	(34,263)	(19,495)

Net value of property, plant and equipment, obtained under capital lease agreements	256,161	125,941

The carrying amount and maturities of capital lease liabilities as of December 31, 2010 were as follows:

	Total Payable	Interest	Net Payable

Payable in 2011	71,111	(21,447)	49,664
Payable in 2012	58,130	(13,856)	44,274
Payable in 2013	39,893	(8,521)	31,372
Payable in 2014	31,017	(5,262)	25,755
Payable in 2015	19,926	(2,679)	17,247
Payable thereafter	13,505	(1,785)	11,720

Total capital lease liabilities	233,582	(53,550)	180,032

As of December 31, 2010 and 2009, part of leased property, plant and equipment was pledged under the operating assignment agreements.

The discount rate used for the calculation of the present value of minimum lease payments equals the implicit rate for the lessor and varies on different groups of equipment from 2.7% to 13.2% (U.S. dollar-denominated contracts), from 6.8% to 26.4% (euro-denominated contracts) and from 5.1% to 23.4% (ruble-denominated contracts). Interest expense charged to the accompanying Group’s statements of income and comprehensive income (loss) in 2010 and 2009 amounted to  $18,664 and  $12,916, respectively.

Equity	12 Months Ended
Dec. 31, 2010
Equity [Abstract]
EQUITY

18.	EQUITY

Capital stock

The capital stock of Mechel OAO consists of 497,969,086 authorized common shares with par value of 10 Russian rubles (approximately  $0.3), of which 416,270,745 common shares were outstanding as of December 31, 2010 and 2009.

Preferred shares

On April 30, 2008, Mechel’s Extraordinary Shareholders’ Meeting adopted changes to its Charter, authorizing up to 138,756,915 preferred shares with a nominal value of 10 Russian rubles each for future issuances (representing 25% of the Mechel OAO’s share capital). Under the Russian law and the Mechel OAO’s Charter, these stocks are non-cumulative and have no voting rights, unless dividends are not paid in the year. The dividend yield is also fixed by the Charter and amounts to 0.2% of Mechel’s consolidated net income per 1% of preferred stocks issued.

On May 7, 2009, the Group transferred 83,254,149 preferred shares to the sellers of the BCG Companies as a part of purchase consideration. As of the acquisition date, the estimated value of the preferred shares amounted to  $496,159 (refer to Note 3(e)). An excess of the appraised value of the preferred shares over their par value was accounted for as additional paid-in capital.

Dividends

In accordance with applicable legislation, Mechel and its subsidiaries can distribute all profits as dividends or transfer them to reserves. Dividends may only be declared from accumulated undistributed and unreserved earnings as shown in the statutory financial statements of both Russian and foreign Group’s subsidiaries. Dividends from Russian companies are generally subject to a 9% withholding tax for residents and 15% for non-residents, which can be reduced or eliminated if paid to foreign owners under certain applicable double tax treaties. Effective January 1, 2008, intercompany dividends may be subject to a withholding tax of 0% (if at the date of dividends declaration, the dividend-recipient company held a controlling (over 50%) interest in the share capital of the dividend payer for a period over one year, if the cost of acquisition of shares of the company paying dividends exceeded 500 million Russian rubles). Additional dividend tax could be imposed on the transfer of undistributed earnings of subsidiaries to Mechel (generally, tax rate is assumed as 9%). Approximately  $9,365,246 and  $7,961,352 of statutory undistributed earnings were available for dividends as of December 31, 2010 and 2009, respectively.

On June 30, 2009, Mechel declared a dividend of 6,510 million Russian rubles ( $208,066) to its shareholders for 2008, out of which  $134,498 was distributed to the holders of preferred shares. During July-December 2009, the dividends declared for 2008 were paid in full amount.

On June 30, 2010, Mechel declared a dividend of 727.6 million Russian rubles ( $23,325) to its shareholders for 2009, out of which  $8,780 was subject to the distribution to the holders of preferred shares. During July-December 2010, the dividends declared for 2009 were paid in full amount.

Earnings per share

Net income per common share for all periods presented was determined in accordance with FASB ASC 260, “Earnings Per Share” (“ASC 260”), by dividing income available to shareholders by the weighted average number of shares outstanding during the three years ended December 31:

	2010	2009	2008

Net income (loss) available to common shareholders	648,433	(60,757)	1,140,544
Total weighted average number of shares outstanding during the period	416,270,745	416,270,745	416,270,745

Earnings (loss) per common share	1.56	(0.15)	2.74

Net income attributable to common shareholders of Mechel OAO for the years ended December 31, 2010 and 2009 has been computed by deducting the dividends on preferred shares for the years then ended, declared on June 30, 2010 and 2009, in the amount of  $8,780 and  $134,498, respectively, from net income attributable to shareholders of Mechel OAO.

Total weighted-average number of common shares outstanding during the period was as follows:

	Shares	Fraction of	Weighted-Average
Dates Outstanding	Outstanding	Period (Days)	Number of Shares

2008:
Common shares: January 1-December 31	416,270,745	366	416,270,745

Total weighted average shares outstanding during the period	416,270,745		416,270,745
2009:
Common shares: January 1-December 31	416,270,745	365	416,270,745

Total weighted average shares outstanding during the period	416,270,745		416,270,745
2010:
Common shares: January 1-December 31	416,270,745	365	416,270,745

Total weighted average shares outstanding during the period	416,270,745		416,270,745

There were no dilutive securities issued as of December 31, 2010, 2009 and 2008.

Acquisitions of non-controlling interests

In January 2009, the Group purchased the remaining 10% of certain Oriel subsidiaries for  $3,500 paid in cash. The transaction was accounted for as an equity transaction, and the difference between the consideration paid and the amount by which the non-controlling interest was adjusted, of  $3,500, was attributed to additional paid-in capital.

In September-October 2009, the Group purchased 0.44% of SKCC from non-controlling shareholders for  $11,131 paid in cash. The transaction was accounted for as an equity transaction, and the difference between the fair value of the consideration paid and share of carrying value of net assets acquired, of  $8,088, was attributed to additional paid-in capital.

In February-December 2010, the Group purchased 0.71% of SKCC from non-controlling shareholders for  $16,505 paid in cash. The transaction was accounted for as an equity transaction, and the difference between the fair value of the consideration paid and share of carrying value of net assets acquired, of  $11,558, was attributed to additional paid-in capital.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
INCOME TAXES

19.	INCOME TAXES

Income before income tax and non-controlling interests attributable to different jurisdictions was as follows:

	Years Ended December 31,
	2010	2009	2008

Russia	1,179,656	(390,020)	1,291,336
Switzerland	61,583	(45,254)	(4,988)
British Virgin Islands	144,032	518,437	(22,402)
Romania	(114,597)	(99,069)	70,122
Lithuania	(3,514)	(3,477)	(645)
Kazakhstan	(48,751)	34,009	15,437
USA	(34,223)	(50,103)	—
Other	(215,556)	130,701	(592)

Total	968,630	95,224	1,348,268

	Years Ended December 31,
	2010	2009	2008

Current income tax expense
Russia	195,514	41,940	513,632
Switzerland	921	3,911	2,843
Romania	80	57	6,002
Lithuania	—	(1)	72
Kazakhstan	531	—	—
USA	—	—	—
Other	4,215	4,651	154

	201,261	50,558	522,703

Deferred income tax expense (benefit)
Russia	34,147	(10,829)	(138,442)
Switzerland	(2,822)	3,073	(3,409)
Romania	(794)	(2,680)	(1,039)
Lithuania	48	230	(126)
Kazakhstan	55,964	(3,251)	(260,838)
USA	(8,007)	(20,200)	—
Other	(3,141)	1,992	38

	75,395	(31,665)	(403,816)

Total income tax expense	276,656	18,893	118,887

Taxes represent the Group’s provision for profit tax. During 2008, income tax was calculated at 24% of taxable profit in Russia, at 10.5% in Switzerland, at 16% in Romania, at 15% in Lithuania, at 30% in Kazakhstan and at 40.5% in the USA. The Group’s subsidiaries incorporated in Liechtenstein and British Virgin Islands are exempt from profit tax. In November 2008, the tax legislation of Russia was amended to decrease Russian statutory income tax rate from 24% to 20% starting from January 1, 2009. Therefore, during 2009-2010, income tax was calculated at 20% of taxable profit in Russia. In addition, in December 2008 and November 2009, the tax legislation of Kazakhstan was amended to decrease the statutory income tax rate from 30% in 2008 to 20% in 2009-2012, 17.5%-2013, 15%-2014 and thereafter. However, in 2010, new amendments in the tax legislation of Kazakhstan resulted in an increase in the statutory tax rate back to 20% for 2013 and thereafter. The changes in income tax rates are effective from January 1 in each of the respective years. As of December 31, 2010, 2009 and 2008, the effect of these changes in the total amount of  $59,635,  $3,010 and  $341,056, respectively, was recognized as an increase (in 2010) and a decrease (in 2008-2009) in the income tax expense for the year then ended in the Group’s statement of income and comprehensive income (loss).

The reconciliation between the income tax expense computed by applying the Russian enacted statutory tax rates to the income before tax and non-controlling interest, to the income tax expense reported in the financial statements is as follows:

	Years Ended December 31,
	2010	2009	2008

Theoretical income tax expense computed on income before taxes at Russian statutory rate (20% in 2009 and 2010 and 24% in 2008)	193,726	19,045	323,584
Effects of other jurisdictions and permanent differences:
Remeasurement of contingent liability, non-taxable	—	(95,771)	—
Non-deductible expenses and non-taxable income, net	11,720	7,244	35,427
Social expenditures	1,102	3,975	2,164
Change in valuation allowance	55,179	106,019	136,443
Change in unrecognized tax benefits under ASC 740-10	(12,964)	(7,345)	(35,376)
Different tax rates in foreign jurisdictions	(34,828)	(9,657)	8,803
Fines and penalties related to taxes	(20)	(1,296)	3,326
Change in tax rate and tax legislation	59,635	(3,010)	(341,056)
Other permanent differences	3,106	(311)	(14,428)

Income tax expense, as reported	276,656	18,893	118,887

The deferred tax balances were calculated by applying the currently enacted statutory tax rate in each jurisdiction applicable to the period in which the temporary differences between the carrying amounts and tax base (both in respective local currencies) of assets and liabilities are expected to reverse.

The amounts reported in the accompanying consolidated financial statements consisted of the following:

	December 31,	December 31,
	2010	2009

Deferred tax assets, current:
Inventory	10,207	8,758
Net operating loss carry-forward	58,730	13,614
Bad debt allowance	4,384	5,633
Timing difference in cost recognition	648	4,669
Accrued liabilities	6,932	10,231
Vacation provision	1,579	3,814
Other	4,622	1,498

Total deferred tax asset, current	87,102	48,217
Valuation allowance for deferred tax assets, current	(3,883)	(10,956)

Total deferred tax asset net of valuation allowance, current	83,219	37,261

Deferred tax assets, non-current:
Net operating loss carry-forward	332,356	329,570
Asset retirement obligation	7,485	6,729
Property, plant and equipment	11,269	10,757
Pension obligations	16,166	10,095
Other	5,820	1,607

Total deferred tax assets, non-current	373,096	358,758
Valuation allowance for deferred tax assets, non-current	(306,592)	(258,047)

Total deferred tax asset net of valuation allowance, non-current	66,504	100,711

Total deferred tax asset, net	149,723	137,972

	December 31,	December 31,
	2010	2009

Deferred tax liabilities, current:
Timing difference in revenue recognition	4,529	11,002
Timing difference in cost recognition	7,124	4,582
Inventories	24,936	11,320
Bad debt allowance	8,413	3,720
Other	2,142	4,794

Total deferred tax liabilities, current	47,144	35,418
Deferred tax liabilities, non-current:
Property, plant and equipment	384,525	351,822
Mineral licenses	1,196,181	1,157,423
Investments	35	2,072
Timing difference in cost recognition	18,038	1,864
Other	4,454	15,418

Total deferred tax liabilities, non-current	1,603,233	1,528,599

Total deferred tax liability	1,650,377	1,564,017

A deferred tax liability of approximately  $93,830 and  $171,971 as of December 31, 2010 and 2009, respectively, has not been recognized for temporary differences related to the Group’s investment in foreign subsidiaries primarily as a result of unremitted earnings of consolidated subsidiaries, as it is the Group’s intention, generally, to reinvest such earnings permanently.

Similarly, a deferred tax liability of  $429,125 and  $328,188 as of December 31, 2010 and 2009, respectively, has not been recognized for temporary difference related to unremitted earnings of consolidated domestic subsidiaries as management believes the Group has both the ability and intention to effect a tax-free reorganization or merger of major subsidiaries into Mechel.

In 2007, at the date of its acquisition of Yakutugol, the Group recorded deferred tax assets of  $44,568 resulting from the recognition of pension liabilities. The amounts related to payments made to the non-state pension fund Almaznaya Osen’ and periodic and one-time payments made as post-retirement support to the employees. In previous years, such payments were treated as deductible expenses for tax purposes. In 2008, the Group changed its position with respect to the deduction of payments to the non-state pension fund Almaznaya Osen’ and started treating them as non-deductible for tax purposes. Additionally, the Group excluded expenses to the non-state pension fund from expenses periodically deducted for profit tax purposes and re-filed its profits tax returns for 2006-2007 based on the results of tax authorities’ audits. The effect of related adjustments was applied to increase the remaining balance of goodwill attributable to the Yakutugol’s acquisition. In addition, the Group derecognized most of its other deferred tax assets related to pension benefit obligations as of December 31, 2007 as increase in income tax expense in 2008.

Based on the new Russian tax law effective January 1, 2008, intercompany dividends are subject to a withholding tax of 0% (if at the date of dividends declaration, the dividend-recipient company held a controlling (over 50%) interest in the share capital of the dividend payer for a period over 1 year, if the cost of acquisition of shares of the company paying dividends exceeded 500 million Russian rubles) or 9%, if being distributed by Russian companies to Russian companies, and 15%, if being distributed by foreign companies to Russian companies or by Russian companies to foreign companies.

For financial reporting purposes, a valuation allowance is recognized to reflect management’s estimate for realization of the deferred tax assets. Valuation allowances are provided when it is more likely than not that some or all of the deferred tax assets will not be realized in the future. These evaluations are based on expectations of future taxable income and reversals of the various taxable temporary differences. Deferred tax assets on net operating loss carryforwards which are considered to be realized in the future, are related to the Russian, Kazakhstan and U.S. jurisdictions. For the Russian, Kazakhstan and U.S. income tax purposes, certain subsidiaries of the Group have accumulated tax losses incurred primarily in 2008-2010, which may be carried forward for use against their future income within 10 years in the full amounts.

As of December 31, 2010 and 2009, deferred tax assets on net operating loss carryforwards for statutory income tax purposes amounted to  $391,086 and  $343,184, respectively. As management concluded that the utilization of a substantial portion of such losses is not probable, the valuation allowances in the amount of  $307,875 and  $256,919 were recorded against net operating loss carryforwards by the Group as of December 31, 2010 and 2009, respectively. The significant increase in tax losses subject to carryforward in 2010 was caused by interest payments on borrowings, which were taken to finance the 2010 and 2009 acquisitions, and operating losses incurred by the several Group subsidiaries due to a substantial fall in market prices for the main commodities manufactured or mined by the Group.

Unrecognized Tax Benefits

Unrecognized income tax benefits of  $4,266, including interest and penalties of  $717, as of December 31, 2010 and  $17,172, including interest and penalties of  $7,928, as of December 31, 2009 were recorded by the Group in the accompanying consolidated balance sheets.

The reconciliation of the beginning and ending amount of unrecognized income tax benefits, net of interest and penalties, is as follows:

	2010	2009

Unrecognized income tax benefits at the beginning of year	9,244	18,511
Increases as a result of tax positions taken during prior periods	1,963	—
Decreases as a result of tax positions taken during prior periods	(7,213)	(8,745)
Increases as a result of tax positions taken during the current period	—	1,586
Decreases relating to settlements with tax authorities	(503)	(1,248)
Translation difference	58	(860)

Unrecognized income tax benefits at the end of year	3,549	9,244

Reduction in unrecognized income tax benefits in 2010 was largely a result of a lapse of the applicable statute of limitations. All unrecognized income tax benefits, if recognized, would affect the effective tax rate. Interest and penalties recognized in accordance with ASC 740 are classified in the financial statements as income taxes. The Group recognized interest and penalties of  $606 and  $1,270 in 2010 and 2009, respectively.

As of December 31, 2010, the tax years ended December 31, 2008-2010 remained subject to examination by Russian tax authorities. As of December 31, 2010, the tax years ended December 31, 2006-2010 remained subject to examination by Swiss, Liechtenstein, Romanian and the U.S. tax authorities. In some companies certain periods were reviewed by the tax authorities and based on the history the Group believes that probability of the repetitive review is less than 10%. Based on the underlying purchase agreement, any tax risks, which may be identified by the U.S. tax authorities for the period before the date of acquisition of the BCG Companies will be imposed to the Seller.

Although the Group believes it is more likely than not that all recognized income tax benefits would be sustained upon examination, the Group has recognized some income tax benefits that have a reasonable possibility of successfully being challenged by the tax authorities.

Taxes Other Than Income Tax	12 Months Ended
Dec. 31, 2010
Taxes Other Than Income Tax [Abstract]
TAXES OTHER THAN INCOME TAX

20.	TAXES OTHER THAN INCOME TAX

Taxes other than income tax included in the consolidated income statements are comprised of the following:

	Years Ended December 31,
	2010	2009	2008

Property and land tax	91,235	79,253	85,415
VAT	2,887	8,600	1,618
Fines and penalties related to taxes	1,881	379	35,280
Other taxes and penalties	14,756	16,971	(5,723)

Total taxes other than income tax	110,759	105,203	116,590

Property and land tax includes accruals for land tax, which amounted to  $37,775,  $31,931 and  $34,300 for the years ended December 31, 2010, 2009 and 2008, respectively. This tax is levied on the land beneath the Group’s production subsidiaries that is occupied based on the right of perpetual use. According to land legislation, the right of perpetual use has to be re-registered before January 1, 2012 through purchase of land or operating leases up to 49 years.

Property and land tax also includes expenses for the operating lease of land, which ranges between 1 and 49 years. These land lease expenses amounted to  $14,583,  $10,323 and  $9,394 for the years ended December 31, 2010, 2009 and 2008, respectively. The amount of rental payments is determined by local authorities and cannot be reasonably estimated beyond a five-year horizon. The table below presents future land rental payments for the next five years and thereafter under non-cancelable operating lease agreements based on the current rental rates:

Operating
Year of Payment	Lease Payments

2011	14,121
2012	10,133
2013	10,184
2014	10,065
2015	10,004
Thereafter	256,104

Total land operating lease payments	310,611

Included in other taxes and penalties related to taxes in 2010 are  $5,636 relating to fees for the environmental restoration and air contaminant emission. Included in other taxes and penalties in 2009 are  $5,091 relating to fees for the environmental restoration and air contaminant emission and  $6,259 relating to social taxes, wealth taxes, mining taxes and penalties that belong to previous financial years.

Included in other taxes and penalties in 2008 are penalties to the Federal Antimonopoly Service (“FAS”) amounted to  $32,111.

General, Administrative and Other Operating Expenses	12 Months Ended
Dec. 31, 2010
General, Administrative and Other Operating Expenses [Abstract]
GENERAL, ADMINISTRATIVE AND OTHER OPERATING EXPENSES

21.	GENERAL, ADMINISTRATIVE AND OTHER OPERATING EXPENSES

General, administrative and other operating expenses are comprised of the following:

	Years Ended December 31,
	2010	2009	2008

Personnel and social contributions	303,911	221,976	263,446
Office expenses	47,197	40,272	48,143
Audit and consulting services	26,430	35,990	31,262
Depreciation	24,262	22,789	23,314
Social expenses	24,190	22,743	56,303
Consumables	14,410	12,397	23,903
Banking charges and services	13,891	10,843	11,314
Business trips	9,320	5,518	11,094
Rent	7,776	5,169	6,681
Disposals of property, plant and equipment	783	2,865	11,318
Other	40,919	8,915	67,938

Total general, administrative and other operating expenses	513,089	389,477	554,716

Rent represents office-related expenses. Expenses for the operating lease of land, which ranges between 1 and 49 years are included into other taxes and disclosed in Note 20.

Other Income (Expenses), Net	12 Months Ended
Dec. 31, 2010
Other Income (Expenses), Net [Abstract]
OTHER INCOME (EXPENSES), NET

22.	OTHER INCOME (EXPENSES), NET

Other income (expenses), net is comprised of the following:

	Years Ended December 31,
	2010	2009	2008

(Loss) gain resulting from remeasurement of contingent liability (refer to Note 3(e))	(1,630)	494,238	—
Contributions to Mechel Fund	—	—	(17,501)
(Loss) gain on sale of investments	(2,589)	155	4,568
Gain on forgiveness of fines and penalties	—	1,241	—
Gain on accounts payable with expired legal term	5,523	2,571	2,370
Gain from bargain purchase	7,515	—	—
Loss on remeasurement of equity interest (refer to Note 3(a))	(2,044)	—	—
Loss on currency operations	(6,408)	(3,653)	(4,464)
Other taxes	(5,743)	—	(811)
Other expenses	(3,611)	5,705	(2,983)

Total other income (expenses), net	(8,987)	500,257	(18,821)

Contributions to Mechel Fund included founder contributions to the pension fund Mechel Fund made by a number of the Group’s subsidiaries in the total amount of  $17,501 during the year ended December 31, 2008, which based on the management’s interpretation of the Russian legislation do not meet the definition of an asset.

Gain on accounts payable with expired legal term constitutes gain on the write-off of payable amounts that were written-off due to legal liquidation of the creditors or expiration of the statute of limitation.

Gain on bargain purchase of  $7,515 arose from the Group’s acquisition of Donau Commodities SRL and Laminorul S.A. (refer to Note 3(c)), and other subsidiaries.

Segmental Information	12 Months Ended
Dec. 31, 2010
Segmental Information [Abstract]
SEGMENTAL INFORMATION

23.	SEGMENTAL INFORMATION

The Group has four reportable business segments: Steel, Mining, Ferroalloy and Power. These segments are combinations of subsidiaries and have separate management teams and offer different products and services. The above four segments meet criteria for reportable segments. Subsidiaries are consolidated by the segment to which they belong based on their products and by which they are managed.

In the second quarter of 2010, the Group’s management made a decision to transfer the Group’s coke producing facilities Moskoks and Mechel-Coke to the Mining segment. In prior periods, they were included in the Steel segment. The comparative data for the years ended December 31, 2009 and 2008 was restated accordingly to account for the coke producing facilities in the Mining segment.

The Group’s management evaluates performance of the segments based on segment revenues, gross margin, operating income and income before income taxes and non-controlling interest.

Segmental information for 2010, 2009 and 2008 is as follows:

	2010						2009						2008
					Eliminations						Eliminations						Eliminations
	Mining	Steel	Ferroalloy	Power	*****	Total	Mining	Steel	Ferroalloy	Power	*****	Total	Mining	Steel	Ferroalloy	Power	*****	Total

Revenues from external customers	3,050,950	5,586,224	455,199	653,663		9,746,036	1,713,245	3,143,282	363,652	533,967		5,754,146	3,664,468	5,164,077	434,017	688,143		9,950,705

Intersegment revenues	805,215	247,453	173,853	409,015		1,635,536	398,745	159,020	67,157	338,816		963,738	901,886	196,175	150,614	339,967		1,588,642

Gross margin	2,116,815	1,106,434	95,124	299,277	(20,924)	3,596,726	840,935	638,010	38,381	230,271	45,856	1,793,453	2,867,526	1,491,894	13,410	314,016	3,751	4,690,597

Gross margin*, %	54.9%	19.0%	15.1%	28.2%		36.9%	39.8%	19.3%	8.9%	26.4%		31.2%	62.8%	27.8%	2.3%	30.5%		47.1%

Depreciation, depletion and amortization	281,392	110,910	67,303	14,975		474,580	231,585	110,292	48,727	16,071		406,675	286,626	131,142	22,738	22,791		463,297

Loss on write-off of property, plant and equipment	2,993	3,039	4,744	—		10,776	3,496	1,669	15,775	—		20,940	796	3,527	—	—		4,323

Operating income (loss)	1,185,892	297,557	22,958	46,724	(20,924)	1,532,207	205,169	(18,497)	(27,586)	40,702	45,856	245,644	1,827,174	746,514	(50,576)	29,406	3,751	2,556,269

Income/(loss) from equity investees	(10)	8	—	1,186		1,184	1,518	—	—	(318)		1,200	573	—	—	144		717

Interest income	11,275	5,570	184	138		17,167	10,600	9,980	809	56		21,445	2,882	4,522	4,210	—		11,614

Intersegment interest income	122,001	29,166	5,166	—		156,333	96,213	33,884	9,232	—		139,329	23,256	68,270	10,194	—		101,720

Interest expense**	333,633	201,085	22,112	1,567		558,397	255,698	192,143	50,495	650		498,986	77,800	156,492	89,466	325		324,083

Intersegment interest expense	51	27,057	111,129	18,096		156,333	10,167	28,890	73,094	27,178		139,329	49,633	17,683	3,144	31,260		101,720

Segment assets***	8,159,792	4,863,128	2,186,668	566,440		15,776,028	7,356,647	3,165,877	2,196,254	464,533		13,183,311	5,441,394	3,404,386	2,652,177	511,677		12,009,634

Invesments in equity investees****	8,764	—	—	—		8,764	11,586	—	—	71,364		82,950	10,518	—	—	68,869		79,387

Capital expenditures	621,928	315,246	41,712	11,214		990,100	374,737	200,867	32,774	4,366		612,744	737,827	311,093	101,287	21,124		1,171,331

Income tax (expense)/benefit	(185,807)	(20,953)	(64,616)	(5,280)		(276,656)	(2,687)	(8,412)	(2,236)	(5,558)		(18,893)	(330,372)	(46,348)	252,188	5,645		(118,887)

*	Gross margin percentage is calculated as a function of total revenues for the segment, including both from external customers and intersegment.

**	Interest expense incurred by the production subsidiaries is included in the corresponding segment. Directly attributed interest expense incurred by the servicing subsidiaries (trading houses and corporate) is included in the appropriate segment based on the nature and purpose of the debt, while the interest expense related to general financing of the Group is allocated to segments proportionate to respective segment revenues.

***	Net of effects of intersegment eliminations

****	Included in total segment assets.

*****	Eliminations represent adjustments for the elimination of intersegment unrealized profit (loss).

The amount of electricity transmission costs, included in the selling and distribution expenses of power segment, for 2010, 2009 and 2008 is $208,912, $154,980 and $223,253, respectively.

The following table presents the Group’s revenues segregated between domestic and export sales. Domestic represents sales by a subsidiary in the country in which it is located. This category is further divided between subsidiaries located in Russia and other countries. Export represents cross-border sales by a subsidiary regardless of its location.

	2010	2009	2008

Domestic:
Russia	4,803,083	2,714,246	5,337,695
Other	754,780	478,553	863,008

Total	5,557,863	3,192,799	6,200,703
Export	4,188,173	2,561,347	3,750,002

Total revenue, net	9,746,036	5,754,146	9,950,705

Allocation of total revenue by country is based on the location of the customer. The Group’s total revenue from external customers by geographic area for the last three fiscal years was as follows:

	2010	2009	2008

Russia	4,819,233	2,739,417	5,341,256
Europe	1,841,829	1,139,608	2,157,868
Asia	1,257,586	869,156	1,195,508
CIS	628,427	277,781	620,278
Middle East	908,480	585,446	391,377
USA	97,216	48,076	53,231
Other regions	193,265	94,662	191,187

Total	9,746,036	5,754,146	9,950,705

The majority of the Group’s long-lived assets are located in Russia. The carrying amounts of long-lived assets pertaining to the Group’s major operations located outside Russia as of December 31, 2010 and 2009 were as follows:

	2010	2009

USA	2,294,066	2,285,155
CIS	1,587,515	1,645,828
Romania	228,636	212,926
Bulgaria	59,470	71
Germany	45,919	34,866
Lithuania	8,863	10,039
Turkey	6,609	—
Switzerland/Liechtenstein	472	749
Other	4,325	742

Because of the significant number of customers, there are no individual external customers that generate sales greater than 10% of the Group’s consolidated total revenue.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

24.	COMMITMENTS AND CONTINGENCIES

Commitments

In the course of carrying out its operations and other activities, the Group and its subsidiaries enter into various agreements, which would require the Group to invest in or provide financing to specific projects or undertakings. In management’s opinion, these commitments are entered into under standard terms, which are representative of each specific project’s potential and should not result in an unreasonable loss.

As of December 31, 2010, total Group’s contract commitments amounted to  $5,539,389, which consisted of the following: commitment to acquire property, plant and equipment of  $2,876,589, commitment to acquire raw materials of  $1,032,334, commitment for delivery of goods and services of  $1,479,443 and other commitments of  $151,023. These commitments extend for 9 years, with  $4,605,976 to be fulfilled before December 31, 2011 (of which  $2,262,902 related to property, plant and equipment,  $766,933 related to raw materials,  $1,472,437 related to goods and services and other commitments of  $103,704) and  $933,413 (of which  $613,687 related to property, plant and equipment,  $265,401 related to raw materials,  $7,006 related to goods and services and other commitments of  $47,319) to be fulfilled thereafter.

Included in the commitments related to acquisition of property, plant and equipment are amounts arising from various purchase agreements in respect of railway construction for the Elgaugol project. The total amount of remaining commitments under the construction contracts as of December 31, 2010 is equal to  $446,516.

Included in the commitments related to acquisition of property, plant and equipment are amounts arising from various finance lease agreements concluded in 2010 under which leased property is expected to be received in 2011. The total amount of lease contracts’ commitments as of December 31, 2010 is equal to  $240,150.

The BCG Companies utilize coal preparation and loading facilities on its property that are owned and operated by third parties. The agreements covering the BCG Companies use of these facilities expire in 2016 and require minimum payment amounts should the BCG Companies fail to achieve defined throughput levels. These minimum amounts total  $3,960 annually for the period from December 31, 2010 to December 31, 2015 and  $2,640 in the aggregate for the period thereafter.

Contingencies

(a)	Guarantees

As of December 31, 2010, the Group guaranteed the fulfillment of obligations to third parties under various debt and lease agreements for the total amount of  $7,226,477. The guarantees given under the various agreements of the Group to third parties for its own subsidiaries amounted to  $7,223,169 and  $3,308 for individuals, respectively. In case the borrower fails to fulfill its obligations under the loan agreement, the Group repays the outstanding amount under the debt agreement with all interests, fines and penalties due.

Included into the above guarantees are the following:

•	the guarantee arising under the $2,000,000 syndicated credit facility agreement which refinanced remaining debt obligations under the “Yakutugol” and “Oriel” credit facility (refer to Note 13), that is jointly guaranteed by BMP, KMP, Mechel OAO, Mechel Carbon AG, Mechel-Mining OAO, Mechel Service Global B.V., Mechel Trading AG, Oriel, SKCC and Yakutugol for a total of $2,000,000;

•	the limited guarantee issued by Mechel-Mining OAO in the amount of $1,000,000 in favor of James C. Justice Companies Inc. under the Mechel-Mining OAO Drilling Program Agreement (refer to Note 3(e));

•	the guarantees issued by Mechel OAO under the Gazprombank, Sberbank, VTB, Bank of Moscow, Uralsib Bank and Alfa-Bank credit facilities amounted to $2,782,635;

•	the guarantees issued by MTH under the National Deposit Center and VTB loans to Mechel OAO in the amount of $164,182 and $164,670, respectively;

•	the guarantee arising under the Mechel OAO ruble-denominated bonds issued in an aggregate principal amount of 10.3 billion Russian rubles to finance the Group’s investment projects, in particular the construction of Elga coal mining complex, that is guaranteed by Yakutugol in the amount of 10 billion Russian rubles ( $337,826);

•	the guarantee issued by Mechel OAO in the amount of $17,190 under Brunswick Rail Leasing Limited lease agreement to Mechel Trans; $14,810 under Caterpilar Financial lease agreement to Yakutugol and Mechel-Materials; and $4,843 under Sberbank Leasing lease agreements to Mechel-Materials;

•	the guarantee issued by Mechel Trans under VTB Leasing and Gazprombank Leasing lease agreements in the amount of $8,730 and $3,466, respectively;

•	the remaining guarantees were issued by other Group’s subsidiaries under various loan agreements described in Note 13.

Environmental

In the course of the Group’s operations, the Group may be subject to environmental claims and legal proceedings. The quantification of environmental exposures requires an assessment of many factors, including changing laws and regulations, improvements in environmental technologies, the quality of information available related to specific sites, the assessment stage of each site investigation, preliminary findings and the length of time involved in remediation or settlement. The BCG Companies are subject to extensive U.S. laws, government regulations and other requirements relating to the protection of the environment, health and safety and other matters, which could impose additional costs to the Group. The U.S. regulatory agencies have the authority to temporarily or permanently close the BCG Companies’ mines or modify their operations because the operations of the BCG Companies may impact the environment or cause or contribute to contamination or exposure to hazardous substances, which could result in environmental liabilities and limit the Group’s ability to produce and sell coal in the United States. Management does not believe that any pending environmental claims or proceedings will have a material adverse effect on its financial position and results of operations.

The Group estimated the total amount of capital investments to address environmental concerns at its various subsidiaries at  $40,100 as of December 31, 2010. These amounts are not accrued in the consolidated financial statements until actual capital investments are made.

Possible liabilities, which were identified by management as those that can be subject to potential claims from environmental authorities are not accrued in the consolidated financial statements. The amount of such liabilities was not significant.

(b)	EU ascension commitments

Integration of Romania into the European Union (“EU”) required, in particular, adoption of a new national strategy aimed at restructuring of major metallurgical entities, including Mechel Targoviste S.A. and Mechel Campia Turzii S.A. As an integral part of the restructuring process, individual viability plans agreed with EU consultants are to be incorporated into the business plans of entities. Implementation of these plans and achievement of the targets should be provided by investors in accordance with their contractual obligations under privatization contracts. Viability plans of Mechel Targoviste S.A. and Mechel Campia Turzii S.A. include additional investments into technology development and ecology improvement. After the completion of the restructuring, key business performance indicators of both companies are to be in line with effectiveness requirements of the EU.

In September 2010, the European Commission confirmed the compliance of Mechel Targoviste S.A. and Mechel Campia Turzii S.A. with all the key benchmark indicators required.

(c)	Taxation

The Group is subject to taxation to the largest extent in Russia, and secondarily in other jurisdictions. Russian tax, currency and customs legislation is subject to varying interpretations, and changes, which can occur frequently. Management’s interpretation of such legislation as applied to the transactions and activity of the Group may be challenged by the relevant regional and federal authorities. Recent events within the Russian Federation suggest that the tax authorities are taking a more assertive position in its interpretation of the legislation and assessments and as a result, it is possible that transactions and activities that have not been challenged in the past may be challenged. As such, significant additional taxes, penalties and interest may be assessed. Fiscal periods remain open to review by the authorities in respect of taxes for three calendar years preceding the year of review. Under certain circumstances reviews may cover longer periods.

In Russia, generally tax declarations remain open and subject to inspection for a period of three years. The fact that a year has been reviewed does not close that year, or any tax declaration applicable to that year, from further review during the three-year period.

In other tax jurisdictions where the Group conducts operations or holds shares, taxes are generally charged on the income arising in that jurisdiction. In some jurisdictions agreements to avoid double taxation are signed between different jurisdictions; however, the risk of additional taxation exists, especially in respect of certain domiciles where some of the Group entities are located and which are considered to be tax havens.

Management believes that it has paid or accrued all taxes that are applicable. Where uncertainty exists, the Group has accrued tax liabilities based on management’s best estimate of the probable outflow of resources embodying economic benefits, which will be required to settle these liabilities. In accordance with FASB ASC 450, “Contingencies” (“ASC 450”), the Group accrued  $8,898 and  $11,856 of other tax claims that management believes are probable, as of December 31, 2010 and 2009, respectively. In addition, income tax accrual was made under ASC 740 (refer to Note 19).

As of December 31, 2010, the Group does not believe that any other material tax matters exist relating to the Group, including current pending or future governmental claims and demands, which would require adjustment to the accompanying financial statements in order for those statements not to be materially misstated or misleading.

Possible liabilities, which were identified by management as those that can be subject to different interpretations of the tax law and regulations and largely related to mineral extraction tax are not accrued in the consolidated financial statements. The amount of such liabilities was insignificant.

(d)	Litigation, claims and assessments

The Group is subject to various lawsuits and claims with respect to such matters as personal injury, wrongful death, damage to property, exposure to hazardous substances, governmental regulations including environmental remediation, employment and contract disputes and other claims and actions arising out of the normal course of business. In the cases related to the U.S. subsidiaries, insurance or other indemnification protection is generally available to the Group from the previous owners, which should offset the financial impact on the Group, if any. Therefore, management’s current estimates related to these pending claims, individually and in the aggregate, are immaterial to the financial position, results of operations or cash flows of the Group. If the Group is unable to recover the losses from the previous owners, it is reasonably possible that the ultimate liabilities with respect to these lawsuits and claims may be material to the financial position, results of operations or cash flows of the Group.

In 2008, Pinnacle Mining Company (“Pinnacle”) filed a suit against the Group’s US subsidiary and a third party engineering firm in the U.S. District Court for the Southern District of Beckley, West Virginia. Pinnacle asserts claims against defendants for negligence, strict liability, violation of the Federal Surface Mining Control and Reclamation Act, and injunctive relief. The case arises from mining activity by the Group’s subsidiary in the “safety zone” of a coal slurry impoundment maintained by Pinnacle. The parties filed a joint motion to stay, and the court granted the stay, which has allowed additional time for the regulatory agencies involved to determine what steps are necessary for remediation. A plan has been submitted by the defendants and was approved by the West Virginia Department of Environmental Protection (“WVDEP”). Currently WVDEP is still working with Pinnacle and the Group’s US subsidiary to achieve an agreed-upon remediation for the undermining and at this point of the case the estimation of the probable expenses with regard to the remediation for the undermining is not possible.

In May 2009, Suncoke served the Group’s US subsidiary with the claim for failure of performance of its obligations under contracts to supply coal to Suncoke in 2008. Suncoke has not made any further legal actions against the Group since that time. The Group is defending on the grounds that Suncoke was able to cover the subject coal at no additional cost to Suncoke and Suncoke was also in violation of its contractual obligations in 2008 for not accepting delivery of the tonnage as provided in the contract agreement. The maximum amount of this claim is  $67,046.

The Group’s US subsidiary is a defendant in a case brought in September 2008 in the Circuit Court of Ohio County by Mountain State Carbon, LLC. The lawsuit alleges breach of contract, implied duty of good faith and fair dealing against the Group’s US subsidiary. Mountain State claims damages of  $4,500.

On May 10, 2010, a claim was filed with the American Arbitration Association in the amount of  $76,700 by law firm Bachmann, Hess, alleging breach of attorney contingent fee agreement by the Group’s US subsidiary and its former majority shareholder.

The Group does not expect to suffer any losses resulting from these lawsuits that related to event prior to the Group’s acquisition of the BCG Companies as it has full indemnity from the BCG Companies’ previous owners in accordance with the terms of the acquisition agreement.

In March 2009, Dean Frederick, a minority Group’s shareholder, filed a court suit in the Southern district court of New York, USA, claiming that the Group had not disclosed significant facts of the Group’s financial position, business activities among the Group’s subsidiaries and improper conduct of business through the use of transfer pricing on sales of coal and tax evasion. Claims were based on the Federal Antimonopoly Service (“FAS”) decision and press publications around it. The amount of claims and evidences of the Group’s alleged wrong-doing were not stated in the suit. The Group plans to submit a petition asking for a dismissal of the case. Management cannot predict the outcome of the suit but expects to be able to defend its position in court.

As of December 31, 2009,  $55,984 included in Cash (refer to Note 4) was restricted for use in accordance with various guarantees provided by BNP Paribas to the Group’s subsidiaries. In February 2010, the Group signed a settlement agreement with BNP Paribas in accordance with which BNP Paribas irrevocably agreed to release the above stated funds and the Group agreed to withdraw the proceedings against BNP Paribas before the Geneva District Court.

(e)	Russian business environment

Russia continues economic reforms and development of its legal, tax and regulatory frameworks as required by a market economy. The future stability of the Russian economy is largely dependent upon these reforms and developments and the effectiveness of economic, financial and monetary measures undertaken by the government.

The Russian economy is vulnerable to market downturns and economic slowdowns elsewhere in the world. The global financial crisis has resulted in a decline in the gross domestic product, capital markets instability, significant deterioration of liquidity in the banking sector, and tighter credit conditions within Russia. While the Russian Government has introduced a range of stabilization measures aimed at providing liquidity to Russian banks and companies, there continues to be uncertainty regarding the access to capital and cost of capital for the Group and its counterparties, which could affect the Group’s financial position, results of operations and business prospects. These considerations similarly apply to other jurisdictions where the Group operates.

While management believes it is taking appropriate measures to support the sustainability of the Group’s business in the current circumstances, unexpected further deterioration in the areas described above could negatively affect the Group’s results and financial position in a manner not currently determinable.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

25.	SUBSEQUENT EVENTS

Placement of bonds

On February 22, 2011, Mechel OAO issued 10,000,000 ruble-denominated bonds in an aggregate principal amount of 10 billion Russian rubles ( $342,996 as of the placement date). The bonds were issued at 100% par value. Interest is payable every 6 months in arrears. The interest rate for the first coupon period was determined upon the issuance based on the bids of buyers and amounted to 8.25% p.a. The interest rate for the second to the sixth coupon periods is set as equal to that of the first period. The interest rate for the seventh to twentieth coupon periods is set by the Group and made public 5 days before the respective coupon period starts. The bondholders have an option to demand repayment of the bonds at par value starting February 21, 2014. The obligatory redemption date is February 9, 2021.

New borrowings

Subsequent to December 31, 2010, most significant new borrowings entered by the Group were as follows:

In January 2011, SKCC obtained a loan in the amount of  $40,000 from UniCredit Bank repayable in 2012 bearing interest rate at LIBOR plus 3.4% p.a. The borrower’s obligations under the loan agreement are guaranteed by Mechel OAO;

In February 2011, SKCC obtained a credit line in the amount of 6.2 billion Russian rubles ( $210,787 as of the date of the agreement) from Transcreditbank repayable in 2016 bearing interest rate at 9.7% p.a. secured by the pledge of equipment and assets. The borrower’s obligations under the loan agreement are guaranteed by Mechel OAO;

In February 2011, CMP obtained a working capital credit line in the amount of 4.3 billion Russian rubles ( $146,191 as of the date of agreement) from Sberbank repayable in August 2011 bearing interest rate at 6.4-6.9% p.a. The borrower’s obligations under the loan agreement are guaranteed by Mechel OAO.

Changes in tax legislation

Before 2011, dividends received by the Russian entities were subject to profits tax at 0% only when all the relevant criteria described in Note 19 are satisfied; otherwise the tax rate was 9%. One criterion is that the cost of the acquisition or receipt of ownership of the holding in the charter capital of the organization paying the dividends or depositary receipts conferring the right to receive dividends exceeds 500 million roubles. This criterion has been abolished by the Federal Law starting from January 1, 2011 in relation to the dividends accrued on the basis of results of the activities of organizations for 2010 and subsequent periods.

New Uregolsk license area

In March 2011, SKCC purchased the right to use the New Uregolsk license area for approximately  $3,800 paid in cash. Currently, no mining activity is conducted in the New Uregolsk license area.

Environmental claim

In March 2011, the Chelyabinsk Department of Rosprirodnadzor (the Federal Service for Natural Resources Oversight) claimed against CMP demanding the payment of  $10,221 due to the damage caused to the Miass river. Currently, CMP is reviewing the allegations of the environmental violations stated in the claim. The Group cannot predict the outcome of this claim but expects to reach an agreement with the environmental authorities.